UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant☒        Filed by a Party other than the Registrant☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Willis Towers Watson Public Limited Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2024 Year-End Proxy Statement

Willis Towers Watson Public Limited Company

wtwco.com

2024 YEAR-END PROXY STATEMENT

Notice of Annual General Meeting of Shareholders

Date and Time:	Thursday, May 15, 2025 at 8:00 a.m. IST. Registration begins at 7:30 a.m. IST.
Location:	Carton House, Carton Demesne, Maynooth, Co. Kildare, W23 TD98, Ireland

We are pleased to invite you to join Willis Towers Watson Public Limited Company’s 2025 Annual General Meeting of Shareholders (the “AGM”).

Items of business:

1)
Election of nine directors
2)
Advisory (non-binding) vote to ratify the appointment of the independent auditors and binding vote to fix the independent auditors’ remuneration
3)
Advisory (non-binding) vote to approve named executive officer compensation
4)
Grant the Board authority to issue shares under Irish law
5)
Grant the Board authority to opt out of statutory pre-emption rights under Irish law

Who can vote:

•
Only shareholders of record on March 17, 2025 are entitled to receive notice of, and to attend and vote at, the meeting and any adjournment or postponement of the meeting.

How to vote:

•
Shareholders may vote by mail, over the Internet, by telephone, or in person at the annual meeting. See “Additional Information — Information about the Proxy Materials and the 2025 AGM” in this Proxy Statement for more information.

Attending the meeting:

•
Shareholders entitled to attend and vote at the 2025 AGM may attend at Carton House, Carton Demesne, Maynooth, Co. Kildare, W23 TD98, Ireland.
•
We encourage our shareholders to vote by proxy prior to 4:59 a.m. IST on May 15, 2025. With respect to shares held through a Company employee share plan, shareholders must vote by proxy prior to 4:59 a.m. IST on May 11, 2025.
•
Shareholders who wish to attend the meeting in person should review “Additional Information — Information about the Proxy Materials and the 2025 AGM — What do I need in order to be admitted to the AGM?”, “How do I vote?” in this Proxy Statement. You will need proof of record or beneficial ownership of the Company’s ordinary shares as of that date in order to enter the meeting.

Date of mailing:

•
This Proxy Statement, the Company’s Annual Report on Form 10-K and the Irish Statutory Accounts are available at www.proxyvote.com. These materials were mailed or made available to shareholders on or about March 28, 2025.

Your vote is important. We urge you to participate in deciding the items on the agenda and to read this Proxy Statement and accompanying materials for additional information concerning the matters to be considered at this meeting. Shareholders present at the meeting will have an opportunity to ask questions regarding the Irish Statutory Accounts and related reports to the representatives of our independent auditors. The only matters that will be addressed at the AGM will be the items of business on the agenda included in this Proxy Statement.

On behalf of the Board of Directors,

Nicole Napolitano

General Counsel, Corporate Governance & Public Company;

Company Secretary

March 28, 2025

Important Notice Regarding the Availability of Proxy Materials for the Company’s AGM to be held on Thursday, May 15, 2025. This Proxy Statement, the Company’s Annual Report on Form 10-K and the Irish Statutory Accounts are available at www.proxyvote.com.

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Table of Contents

Proxy Statement Highlights		i
Proposal No. 1:	Elect Directors	1
Corporate Governance		16
Proposal No. 2:	Advisory (Non-binding) Vote to Ratify the Appointment of Independent Auditors and a Binding Vote to Authorize the Board of Directors, Acting through the Audit Committee, to Fix the Independent Auditors’ Remuneration	31
Proposal No. 3:	Advisory (Non-binding) Vote on Named Executive Officer Compensation	34
Executive Compensation: Compensation Discussion and Analysis		35
Human Capital and Compensation Committee Report		68
Human Capital and Compensation Committee Interlocks and Insider Participation		68
Compensation Tables		69
Proposal No. 4:	Grant the Board Authority to Issue Shares under Irish Law	105
Proposal No. 5:	Grant the Board Authority to Opt Out of Statutory Pre-emption Rights under Irish Law	106
Additional Information:		107
Security Ownership of Certain Beneficial Owners and Management		107
Incorporation by Reference		109
Information about the Proxy Materials and the 2025 AGM		109
Shareholder and Other Proposals for the 2026 AGM		113
Disclaimer Regarding Forward-Looking Statements		114

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 1

2024 YEAR-END PROXY STATEMENT

Proxy Statement Highlights

Willis Towers Watson Public Limited Company is a leading global advisory, broking and solutions company that helps clients around the world turn risk into a path for growth. We have approximately 48,900 colleagues and service clients in more than 140 countries and markets. In this Proxy Statement, we refer to Willis Towers Watson as the “Company,” “WTW,” “we” and “our.”

VOTING MATTERS

Proposal	Page number	Board vote recommendation	Vote Requirement
Proposal No.1: Elect Directors To elect the nine persons named in this Proxy Statement to serve as directors for a one-year term until the next AGM	1	FOR	Majority of votes cast
Proposal No. 2: Ratify the Appointment of the Independent Auditors in an Advisory (Non-binding) Vote and Fix the Independent Auditors’ Remuneration in a Binding Vote To ratify, on a non-binding advisory basis, the selection of (i) Deloitte & Touche LLP to audit our financial statements and (ii) Deloitte Ireland LLP to audit our Irish Statutory Accounts, and to authorize the Board, acting through the Audit Committee, to fix the remuneration of the independent auditors on a binding basis	31	FOR	Majority of votes cast
Proposal No. 3: Approve Named Executive Officer Compensation in an Advisory (Non-binding) Vote To approve, in an advisory (non-binding) vote, the compensation of the Company’s named executive officers	34	FOR	Majority of votes cast
Proposal No. 4: Grant the Board Authority to Issue Shares under Irish Law To grant the Board authority to issue up to approximately 20% of the Company’s issued ordinary share capital as of March 17, 2025, for a period expiring 18 months from the passing of the resolution	105	FOR	Majority of votes cast
Proposal No. 5: Grant the Board Authority to Opt Out of Statutory Pre-emption Rights under Irish Law To grant the Board authority to issue, free of pre-emptive rights, up to 20% of the Company’s issued ordinary share capital as of March 17, 2025 for a period expiring 18 months from the passing of the resolution	106	FOR	75% of votes cast

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY i

2024 YEAR-END PROXY STATEMENT

Key Governance Practices and Policies

Board Composition

Since the beginning of 2022, nine new directors, including a new CEO and eight new independent directors, joined the Board. Our Board composition reflects a mix of gender, race, ethnicity, nationality, backgrounds, experiences and skill sets.

The figures in the above pie charts relate to our director nominees and are rounded to the nearest whole number.

Recent Corporate Governance Developments - Board Committee Structure and Board Chair Succession

The Board continually reviews and adapts its oversight structure to align with the critical needs of the business. In 2022, the Board established four Board Committees, including an Audit and Risk Committee as well as an Operational Transformation Committee with a remit expiring at the end of 2024, after which expiration the Board revisited its Committee structure and agreed to maintain four Board Committees and allocate the Committees' responsibilities in a manner that it believes helps support the Company’s strategy. Accordingly, effective January 1, 2025, the Board:

•
restructured the Audit Committee (formerly the Audit and Risk Committee) to focus on traditional audit committee matters; and
•
created the Risk and Operational Oversight Committee to focus on oversight of the Company’s enterprise risk management, including among other things, its management of operational risks such as cybersecurity risks, and oversight of its continued efforts to seek operational improvements.

The Board maintained the Human Capital and Compensation Committee and Corporate Governance and Nominating Committee in their current forms, with no material changes to their remits.

Additionally, the Board has elected Paul Reilly as its Chair, effective as of the conclusion of the 2025 AGM. This is consistent with the Board's refreshment policy. He will replace Paul Thomas who has served as the non-Executive Chair for three consecutive one-year terms. Mr. Thomas will retire from the Board at the end of his current term and will not stand for re-election at the 2025 AGM.

ii WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Corporate Governance Highlights

✓

Focus on multi-year Board succession and refreshment to help ensure that the Board’s composition remains aligned with the evolving needs of the business, including through robust annual Board evaluation process

✓	Board Committee and Chair refreshment help ensure that fresh viewpoints and perspectives are regularly considered
✓	Regular review of Board Committee structure, responsibilities and focus
✓	Regular review of Board composition, including tenure in accordance with the director tenure policy
✓

Successful completion of the Operational Transformation Committee, which was scheduled under its charter to terminate at the end of December 2024 and which was formed with the primary remit of overseeing the implementation of the Company’s operational transformation plan (the “Transformation Program”); the Transformation Program achieved significant run rate cost savings through the end of 2024, in excess of its original goals

✓

The creation of the Risk and Operational Oversight Committee to replace the Operational Transformation Committee, reflecting the Board's intention to continue to adapt to the needs of the Company by providing appropriate oversight

✓	Active Board participation in management succession and oversight of Company strategic planning
✓	Onboarding and regular continuing director education
✓	Formal Board and Board Committee oversight of sustainability initiatives, risks and disclosures
✓	Insider trading policies and procedures applicable to directors, officers and WTW associates as well as a policy applicable to the Company's repurchase of WTW securities

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY iii

2024 YEAR-END PROXY STATEMENT

Board Committee Overview

The Board Committees assist the Board in overseeing, among other things, the following:

Audit Committee

•
integrity of the Company’s financial statements
•
independent auditors and the internal audit function
•
compliance with legal and regulatory requirements, and internal accounting controls and procedures
•
significant legal matters and related persons transactions

Corporate Governance and Nominating Committee

•
Board Committee purpose, structure and operations
•
director selection process, the development of director qualification standards and the identification of director nominees
•
evaluation of director time commitments, including with respect to other board leadership positions
•
sustainability initiatives, as discussed more below (with the relevant Board Committees managing their specific sustainability responsibilities pursuant to their respective charters), including the Company’s environmental sustainability program and charitable contributions

Human Capital and Compensation Committee

•
compensation philosophy and the development and implementation of compensation programs in accordance with the philosophy
•
executive officer compensation, annual corporate goals and objectives relevant to their compensation, and their performance in light of those goals
•
compensation policies as well as incentive compensation and equity-based plans for the executive officers
•
implementation of the Company’s human capital and talent strategy

Risk and Operational Oversight Committee

•
overall Company risk management, including enterprise risk management framework, policies and practices used to identify, assess and manage key risks facing the Company and its subsidiaries
•
management of risks arising out of the Company's operations that support the Company's businesses
•
management initiatives to drive operational efficiencies and improvement
•
management's approach to risk identification, risk tolerance and risk management with respect to the Company's key operational risks, including without limitation, cybersecurity, technology, information security, privacy and artificial intelligence risk, among others

Refer to the section entitled “Corporate Governance – Willis Towers Watson Board Committees” for more information on the Board Committees’ responsibilities.

iv WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Sustainability

Commitment: Our clients, colleagues and other stakeholders expect us to conduct our business with integrity and in an environmentally and socially responsible manner. We take these expectations seriously and, consistent with what we believe enhances long-term value, have embraced principles that are aligned with our business priorities, are consistent with our commitment to ethical and sustainable practices and demonstrate our respect for those communities in which we operate across the globe.

Management Oversight: The Company has a cross-functional management committee to coordinate and facilitate communication of the Company’s sustainability initiatives applicable to its own operations. "Sustainability" is how we refer to our environmental, social and governance (“ESG”) strategy that guides our internal operations.

Board Oversight: The Board takes an approach that the most appropriate Committee maintains oversight over a particular issue rather than concentrating all sustainability initiatives into any one Committee. The Committees report to the Board on sustainability matters as appropriate.

To learn more about our sustainability principles, goals and related statements, and to review our Sustainability Report (which includes EEO-1 data) and SASB appendix and our TCFD disclosure, visit: www.wtwco.com/en-us/about-us/sustainability-report. The information on, or accessible through, our website and our other reports is not part of or incorporated by reference into this Proxy Statement and is current only as of the date it was first published.

Shareholder Outreach

We conduct a semi-annual shareholder outreach program whereby we reach out to shareholders holding over 50% of our outstanding shares. Over the past several years, we have incorporated feedback from our shareholders into certain executive compensation, governance and other sustainability programs.

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY v

2024 YEAR-END PROXY STATEMENT

Our Business

WTW

Segment Overview

Health, Wealth & Career (“HWC”)

World-class portfolio of leading businesses providing advisory and consulting services within human capital, employee benefits and retirement verticals

Health provides advice, broking, solutions and software for employee benefit plans, HR organizations and management teams of our clients	Wealth provides advice and management for retirement and investment asset owners using a sophisticated framework for managing risk	Career provides compensation advisory services, employee experience software and platforms, and other career-related consulting services to our clients	Benefits Delivery & Outsourcing provides medical exchange and outsourcing services to active employees and retirees across the group and individual markets as well as pension outsourcing

Risk & Broking (“R&B”)

Risk advisory and solutions business delivering innovative, integrated solutions tailored to client needs and underpinned by cutting edge data and analytics, technology and experienced risk thinkers

Corporate Risk & Broking provides a broad range of risk advice insurance brokerage and consulting services to clients worldwide ranging from small businesses to multinational corporations	Insurance Consulting and Technology provides advice and technology solutions to the insurance industry to help clients measure and manage risk and capita and improve performance

vi WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Key Executive Compensation Practices and Policies

2024 Named Executive Officers (“NEOs”)
•
Our 2024 NEOs are Carl Hess (CEO), Andrew Krasner (CFO), Lucy Clarke (President, R&B), Julie Gebauer (President, HWC), Matthew Furman (General Counsel) and Adam Garrard (Chairman, R&B and former Global Head of R&B).

Pay for Performance: Short-Term Incentive (“STI”) and Long-Term Incentive Program (“LTIP”) Awards
•
Significant portion of NEO compensation is variable and at-risk, including STI awards (cash) and LTIP awards (equity).
•
Incentive plans include a range of metrics to reward NEOs for exceptional performance and contributions at the enterprise, business and individual levels, including Adjusted Net Revenue, Adjusted Operating Margin, Free Cash Flow Margin, 3-Year Average Annual Adjusted Net Revenue Growth, 3-Year Average Annual Adjusted Operating Margin Improvement and Relative TSR.
•
Based on our financial performance, achievements against our strategic priorities and other factors taken into consideration for 2024, NEO 2024 STI awards were earned at 111.8% to 119.5% of target and 2022 LTIP performance-based restricted share units (“PSUs”), with a performance period that concluded at the end of 2024, were earned at 149.4% of target.

Shareholder Aligned Executive Compensation Program
•
LTIP awards are made in the form of PSUs and time-based restricted share units (“RSUs”), weighted at 75% and 25%, respectively, and collectively account for the largest portion of the CEO’s target total direct compensation and a significant portion of the other NEOs’ target total direct compensation.
•
2024 PSU performance metrics align a significant portion of NEO compensation with WTW’s strategic priorities and commitment to driving shareholder value.
•
NEO STI awards are based on enterprise and segment financial performance, as well as strategic objectives, to support and drive successful execution of the Company's strategy.
•
Share ownership policy applicable to executive officers; minimum guideline of 6x base salary for CEO and 3x base salary for all other executive officers.

Compensation Recoupment	• Compensation recoupment policy applicable to NEOs’ cash and equity incentive awards in the event of financial restatement or detrimental conduct.
Executive Severance Plans
•
Executive severance plans provide for the payment of certain severance benefits to NEOs in the event of: (i) involuntary termination outside of a change in control period and (ii) involuntary termination or good reason resignation during a change in control period.
•
Severance amounts are generally competitive with market practices and determined as a multiple of each NEO’s base salary and STI target, and may also include a pro-rata portion of the STI award payable for the year of termination and the cost of continued medical coverage for a period following termination.
•
NEOs do not receive any form of tax gross-ups, significant perquisites or automatic payments in connection with a change in control of the Company.

Say-on-Pay
•
We hold an annual Say-on-Pay advisory vote on the compensation of our NEOs.
•
Shareholder support of our executive compensation program with a Say-on-Pay approval rate of approximately 90% at the 2024 AGM.

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY vii

2024 YEAR-END PROXY STATEMENT

Proposal No. 1: Elect Directors

Our Board is responsible for overseeing our global business in a manner consistent with the respective fiduciary duties of each member of the Board. This oversight requires highly skilled individuals with various qualities, attributes and professional experience. The Corporate Governance and Nominating Committee (the “Governance Committee”) continuously assesses the Board’s size and composition to determine if it is effective and represents the long-term interests of shareholders.

As discussed further below, the Governance Committee believes that the slate of director nominees as a whole reflects the collective knowledge, integrity, reputation and leadership abilities, and the diversity of skills and experience and attributes, that are appropriate for the Company’s governance. At the Governance Committee’s recommendation, the Board has nominated the nominees listed in this Proposal No. 1 to serve until the next AGM unless they are removed or resign before that meeting.

The Board unanimously recommends a vote “FOR” the election of each of the directors.

Required Vote

Our directors are elected by way of separate resolutions, each of which requires the affirmative vote of a majority of the votes cast by shareholders at the 2025 AGM, and, upon their elections, will hold office until the next AGM unless they are removed or resign before that meeting. Any nominee for director who does not receive a majority of the votes cast is not elected to the Board.

Multi-Year Board Succession and Refreshment

Starting in 2021, the composition and structure of the Board substantially changed as the result of the Board's strategic refreshment process. As part of this multi-year succession planning program, including input from a third-party consulting firm, the Board:

•
appointed nine new directors, including a new CEO and eight new independent directors:
•
Dame Inga Beale, Michael Hammond, Michelle Swanback, Fumbi Chima and Paul Reilly joined the Board in 2022; and
•
Stephen Chipman, Jacqueline Hunt and Fredric Tomczyk joined the Board in 2023.
•
formed a new Operational Transformation Committee, effective in 2022 through the end of 2024, to oversee the implementation of the Company’s Transformation Program and a number of the Company’s operational risks.
•
rotated and refreshed Board Committee Chairs and Committee members, resulting in 75% diversity among the Committee Chairs.
•
after a regular review of Board Committee responsibilities and focus areas, renamed the “Compensation Committee” as the “Human Capital and Compensation Committee” to demonstrate its ongoing focus on human capital matters in addition to compensation.
•
adopted tenure limits in relation to service as a director, Board Committee Chair and Board Chair.
•
appointed Paul Reilly as the new non-Executive Chair of the Board, effective as of the conclusion of the 2025 AGM. He will replace Paul Thomas who has served in the role for three consecutive one-year terms. Mr. Thomas will retire from the Board at the end of his current term and will not stand for re-election at the 2025 AGM.
•
revisited and restructured the Board Committees to continue to provide proper oversight, in light of the expiration of the remit of the Operational Transformation Committee and conclusion of the Company's Transformation Program, by restructuring the Audit and Risk Committee as the Audit Committee and forming the Risk and Operational Oversight Committee.

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 1

2024 YEAR-END PROXY STATEMENT

Proposal No. 1: Elect Directors (continued)

This refreshment strategy balanced the importance of adding new directors to the Board while also facilitating onboarding by providing incoming directors with the opportunity to work with more tenured directors before the latter retire from the Board. The Board believes the right balance of skills, background and experience helps the Company drive its strategy forward and accounted for this in its succession strategy. The directors have a wide range of skills, including expertise in insurance, finance, transformation and technology. The directors’ skills, background and experience are detailed further below.

Board Diversity

We believe maintaining diversity on our Board as provided in our Corporate Governance Guidelines is essential to the Board's ability to effectively oversee our global business. Both the Board and the Governance Committee believe that Board diversity is important to ensure a balanced Board with a rounded perspective. Diversity is broadly interpreted by the Board to include viewpoints, background, attributes, experience, industry knowledge and geography. In undertaking its multi-year Board succession and refreshment process, the Governance Committee considered a wide slate of potential candidates. Our Board composition reflects a mix of gender, race, ethnicity, nationality, backgrounds, experiences and skill sets, including as follows:

•
44% of directors identify as female;
•
11% of directors identify as LGBT+;
•
11% of directors identify as Black;
•
66% of directors have non-U.S. citizenship; and
•
75% of Board Committee Chairs are female and 50% identify as Black or LGBT+.

Director Qualifications

When recommending an individual for new or continued membership on the Board, the Governance Committee considers each nominee’s individual qualifications in light of the size of the Board (which it considers appropriate), the overall mix of attributes represented on the Board, and the Company’s current and future needs. In its assessment of each nominee, the Governance Committee considers, among other things, the person’s integrity, experience, reputation, judgment, independence, maturity, skills and personality, commitment and, for current directors, tenure and performance on the Board and its Committees.

Additionally, the Governance Committee:

•
believes that knowledge of the Company’s business and industries, finance, operational transformation, as well as technology and information security, including cyber-security, is also important. Based on such knowledge, the Governance Committee believes the director nominees are uniquely positioned to oversee the Company’s long-term strategy.
•
believes that the Board, as a whole, has the skills to support oversight of sustainability matters (i.e., our ESG efforts relating to our internal operations) as reflected by directors’ experience in the areas of public policy, talent management solutions, healthcare, global management, strategy and risk management, among other areas and as further described below.
•
believes that, as the Company’s business also requires continuous compliance with the regulatory requirements of various agencies, experience with regulated financial services is helpful.
•
considers each director’s ability to devote the time and effort necessary to fulfill responsibilities to the Company and, for current directors, whether each director has attended at least 75% of the aggregate of the total number of meetings held by the Board and any committee on which he or she served. In 2024, all directors satisfied these criteria.
•
believes service on other public or private boards in markets around the world enhances a director’s knowledge and board experience.
•
considers the experience of a director on other boards and board committees in both nomination decisions and in recommending the membership slate for each of the Company’s Board Committees.

2 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Proposal No. 1: Elect Directors (continued)

•
believes that leadership experience, including through employment as CEO or senior executive of a public company or membership on the board of directors of a public company, is important to the Board’s ability to oversee management and the Company’s growth strategy.
•
believes that, because of the Company’s global reach, international experience or knowledge of or experience in a key geographic area is important.
•
seeks a high level of financial literacy and experience for the Board and its Committees, in light of the Company’s public and global nature (including conducting business in different countries and currencies).

In assessing whether directors and director nominees have sufficient time to devote to Board duties and responsibilities, the Governance Committee considers, among other things, the number of other public company boards of directors on which a director serves as well as other commitments. The Company’s Corporate Governance Guidelines restrict the number of public company boards on which our directors may serve. None of the Company’s directors are considered “overboarded” under the Guidelines. The Board believes that each director has demonstrated the ability to devote sufficient time and attention to Board and Committee duties, and otherwise fulfill the responsibilities required of directors.

The Board evaluates each director nominee and each director’s continued service on the Board, based on his or her own merits, knowledge, experience and attributes. For this reason, the Board has not adopted a mandatory retirement age as it believes that doing so might hinder the selection or continued service of a director who would serve as an asset to the Board. However, in consideration of the Board’s recent refreshment process and the current tenures of our directors, the Governance Committee reviewed the Board’s tenure policies and recommended to the Board, and the Board approved, a twelve-year tenure limit for service on the Company's Board, unless the Board otherwise determines, at the recommendation of the Governance Committee, that a longer tenure for such director is in the best interest of the Company.

The Governance Committee has utilized a director skills matrix similar to the one below in its consideration of Board refreshment and director nominations. The matrix summarizes some of the experience, qualifications, attributes and skills of each individual director nominee. This summary is not intended to be an exhaustive list of each of our director nominee’s skills or contributions to the Board. Further information on each director nominee, including some of their specific experience, qualifications, attributes or skills are below under “Director Biographical Information.”

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 3

2024 YEAR-END PROXY STATEMENT

Proposal No. 1: Elect Directors (continued)

Willis Towers Watson PLC Director Skills and Experience Matrix

		Dame Inga Beale	Fumbi Chima	Stephen Chipman	Michael Hammond	Carl Hess	Jacqueline Hunt	Paul Reilly	Michelle Swanback	Fredric Tomczyk
Business & Industry	Human Capital and/or Benefits Advisory				●	●	●	●		●
	Insurance and Reinsurance	●			●	●	●			●
	Investment Advisory and Management			●		●	●	●		●
	Professional Services Company (Provider)			●	●	●	●	●	●
Financial	Background and experience in banking, financial services, investing, and accounting.	●	●	●	●	●	●	●	●	●
	M&A and Capital Markets	●		●	●	●	●	●	●	●
Information Technology and Cybersecurity	Expertise in information systems and security and/or significant experience overseeing risks related to cybersecurity.		●						●
International Business(1)	Background living or working in, or management responsibility for a business or function in key geographic areas outside the U.S.	●	●	●	●	●	●	●	●	●
Management/ Executive Leadership	Background in roles such as CEO, Senior Executive of a large company and/or global company with a significant transformation program.	●	●	●	●	●	●	●	●	●
Public Board	Previous directorships on other public company boards and board committees.	●	●				●	●		●
Technology Oversight	Experience related to overseeing risks related to technology and technology services.	●	●	●	●	●	●	●	●	●
Age	< 60		●				●		●
Citizenship	European/UK Citizenship	●	●	●	●		●
	Other Non-US Citizenship									●
	US Citizenship		●	●		●		●	●
1)
All directors have significant experience working with businesses with international operations.

4 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Proposal No. 1: Elect Directors (continued)

Board Evaluation Process

The Governance Committee considers the Board’s size, composition and effectiveness throughout the year. This includes a constructive annual evaluation process, which the Board recognizes is an essential component of good corporate governance and Board effectiveness.

The Governance Committee oversees the process and format of the evaluations of the Board and its Committees. As the process is dynamic, the format may change from year-to-year at the discretion of the Governance Committee to ensure that honest and actionable feedback is solicited and obtained from the directors. As the Board manages evolving expectations for how boards should meet their oversight duties and assess their own performance, the format of the evaluations may vary from written questionnaires completed by each director analyzed by the office of the Corporate Secretary to interviews of each director, including from time to time by a third-party facilitator.

Typically, the annual evaluation involves a multi-step process, as set forth below, that aims to generate robust comments and discussion at all levels of the Board and each Committee, with topics ranging from Board composition to processes to materials:

•
Step 1: The Governance Committee reviews and approves the process and outline for questions (whether in the form of written questionnaires or questions to be used for open dialogue), including whether to appoint a third-party facilitator.
•
Step 2: Directors provide responses to the questions, which address a variety of topics including, among other things:
o
Board composition and structure;
o
meetings, materials and topics;
o
Board interaction with management;
o
continuing education; and
o
effectiveness of the Board.
•
Step 3: The evaluation results are then discussed in closed-session discussions:
o
with the Governance Committee, which reviews the results of the full Board as well as each Committee evaluation;
o
by each Committee (as necessary), with discussions being led by the independent Committee Chairs; and
o
by the full Board, with discussions being led by the Non-Executive Board Chair. Each Committee Chair also reports to the full Board regarding any discussions held at the Committee closed sessions.
•
Step 4: Based on evaluation results, the Non-Executive Board Chair and Committee Chairs work to implement changes in practices or procedures, as appropriate.

The evaluation process has resulted in enhancements or changes to, among other things, meeting materials, meeting topics, meeting structure, committee structure and composition and the evaluation process itself.

Director Orientation and Continuing Education

Director Orientation: Our robust orientation program familiarizes new directors with the Company’s businesses, strategies and policies, and assists new directors in developing company and industry knowledge to optimize their service on the Board. The orientation also provides new directors with an understanding of their fiduciary duties and other requirements associated with serving on the Board of an Irish-domiciled company with shares listed on NASDAQ.

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 5

2024 YEAR-END PROXY STATEMENT

Proposal No. 1: Elect Directors (continued)

Continuing Education: Regular continuing education programs enhance the skills and knowledge directors use to perform their responsibilities. These programs may include internally developed materials and presentations, programs presented by third parties, and financial and administrative support to attending qualifying academic or other independent programs.

Over the course of the last few years, the New Director Orientation and Continuing Education Program has been a standing agenda item on the Governance Committee’s agenda. The Committee has overseen the orientation of the eight new independent directors, solicited input from the directors as to how to better onboard new directors and incorporated feedback into the program.

6 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Proposal No. 1: Elect Directors (continued)

Director Biographical Information

We have highlighted below some key qualifications, attributes, skills and experiences of each director nominee at the AGM that were considered by the Governance Committee. The absence of a particular bullet point does not mean that a director does not possess other important qualifications or skills.

Independent Director Since: 2022 Age: 61 Board Committees: Audit Committee (Chair); Risk and Operational Oversight Committee Key skills and experience: • Management • Industry • Financial

Dame Inga Beale

Background:

Ms. Beale is the former Chief Executive Officer of Lloyd’s of London, a role she held from 2014 to 2018. Previously, Ms. Beale was Chief Executive Officer of Canopius Group Ltd, with its principal operations at Lloyd’s, from 2012 to 2014. Prior to that, from 2008 through 2011, she was Global Chief Underwriting Officer and Head of Mergers & Acquisitions, Organizational Transformation and Internal Consulting for Zurich Insurance Group. She held the role of Group CEO of Swiss reinsurer Converium Ltd in 2006 and 2007, after having spent 14 years in a variety of international roles for GE Insurance Solutions in both Europe and the US. She was appointed Dame Commander of the Order of the British Empire (DBE) in the 2017 New Year Honours for services to the economy.

Ms. Beale currently serves as Chair of South Pole Holding AG, a privately-owned company that helps realize decarbonization pathways across industries, and serves on the public company boards of NN Group N.V. and Crawford and Company. Ms. Beale served as a member of the Geneva Association Board from 2014 to 2018, a member of the UK Government’s Financial Services Trade and Investment Board from 2015 to 2018, and a member of the London Mayor’s Business Advisory Board from 2016 to 2021. She previously served on the public company board of Mediclinic International plc, where she had served as Chair. Ms. Beale is a Chartered Insurer and studied economics and accounting at Newbury College, Berkshire, England.

Qualifications:

The Board has concluded that Ms. Beale should continue to serve on the Board due to, among other things, her previous executive and management experience in the insurance and reinsurance industry, including her time as CEO of multiple insurance and reinsurance companies. The Board believes that Ms. Beale’s management and directorship experience provides significant insight into global management, strategy, transformation and risk management.

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 7

2024 YEAR-END PROXY STATEMENT

Proposal No. 1: Elect Directors (continued)

Independent Director Since: 2022

Age: 50

Board Committees:

Corporate Governance and Nominating (Chair);

Audit Committee

Key skills and experience:

• Executive/management

• International business

•  Information technology and oversight of information security

Fumbi Chima

Background:

Ms. Chima has served in leadership roles at various companies in the retail and financial sectors. Most recently, from 2020 to 2023, Ms. Chima served as Executive Vice President and Chief Information Officer of Boeing Employees’ Credit Union (BECU), a not-for-profit financial cooperative. Prior to BECU, Ms. Chima served as Chief Information Officer at Adidas AG, from 2019 to 2020, Chief Information Officer at Fox Networks Group, from 2017 to 2019, Chief Information Officer at Burberry Group plc, from 2015 to July 2017, and Chief Information Officer — Asia, at Walmart, Inc., from 2014 to 2015. Ms. Chima also previously served in other leadership roles at Walmart, Inc. from 2010 to 2014, and as Vice President of Corporate Systems at American Express Co. from 2006 to 2010.

Ms. Chima currently serves on the public company board of Whitbread plc, a British hospitality company. Previously, she served on the public company boards of AZEK Company, Inc., a manufacturer of residential and commercial building products, from November 2020 to September 2023, Ted Baker plc, a British luxury clothing company (which delisted from the London Stock Exchange in October 2022), from August 2021 to September 2022, and Africa Prudential plc, a technology-driven share registration and investor service provider, from August 2020 through March 2022. Additionally, she served on the board of directors of Global Sources Ltd., a business-to-business media company with a focus on the Greater China market, from September 2016 to September 2017. Ms. Chima previously served in advisory roles for SAP Executive Advisory, from 2019 to 2020, and Apptio EMEA Advisory, in 2020. Ms. Chima received her Bachelor of Arts in Politics and Philosophy from the University of Hull. Ms. Chima’s career accolades include, among others, One of the Top 100 Women in STEM, 2018 One of the Most Influential Black Executives in Corporate America, 2015 Trailblazer Award by Face-to-Face Africa and 2012 IT Leader of the Year.

Qualifications:

The Board has concluded that Ms. Chima should continue to serve on the Board due to, among other things, her global business and technology experience, including information technology expertise and oversight of information security, and for her leadership in diversity and inclusion efforts, including advocating for women in business globally. The Board believes that Ms. Chima’s broad range of experience with public and private company leadership positions and directorships provides significant insight into the Company’s global operations and information technology.

8 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Proposal No. 1: Elect Directors (continued)

G

Independent Director Since: 2023

Age: 63

Board Committees:

Audit Committee;

Risk and Operational Oversight Committee

Key skills and experience:

•  Executive/management

• International business

• Financial

Stephen Chipman

Background:

Mr. Chipman has served in executive roles at several organizations. Most recently, from 2018 to 2019, Mr. Chipman served as Group Managing Director of Vistra, a private equity portfolio company, after its purchase of Radius, a private equity-backed global company providing technology-enabled services and solutions, where Mr. Chipman had served as CEO from 2016 through 2018. Prior to that, Mr. Chipman served as CEO of Grant Thornton LLP, a role he held from 2009 to 2014. Mr. Chipman held several roles at Grant Thornton including CEO of Grant Thornton China Management Corp. from 2006 to 2009; US Central Region Managing Partner and Office Managing Partner of Grant Thornton LLP from 2001 to 2006; Managing Partner, Global Services & Worldwide Director, at Grant Thornton LLP from 1996 to 2000; Asia Pacific Regional Technical Director with Grant Thornton International from 1992 to 1995; and Audit Professional at Grant Thornton from 1981 to 1991.

Mr. Chipman currently serves as a director of Prudential Insurance Funds overseeing the management and performance of approximately $160 billion of assets in over 100 funds and strategies. He also serves on the boards of Stout, a private equity-backed global advisory firm, and One Sky Foundation, a not-for-profit organization. He previously served on the board of Auxadi Holdo, a private equity-backed international corporate services company, where he served as chair. Mr. Chipman was educated at Plymouth College and Plymouth Polytechnic in Plymouth UK. He is a U.S. Certified Public Accountant and a Chartered Accountant in England and Wales.

Qualifications:

The Board has concluded that Mr. Chipman should continue to serve on the Board due to, among other things, his significant management and strategic experience gained from a multitude of leadership roles. The Board believes that Mr. Chipman’s various executive officer positions provide significant insight into executive management and financial and risk management.

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 9

2024 YEAR-END PROXY STATEMENT

Proposal No. 1: Elect Directors (continued)

Independent Director Since: 2022

Age: 66

Board Committees:

 Risk and Operational Oversight Committee (Chair);

Human Capital and Compensation Committee

Key skills and experience:

•  Executive/management

•  International business

•  Industry

Michael Hammond

Background:

Mr. Hammond is a retired senior executive with experience at several international insurance broking firms. Most recently, he served in a variety of senior roles at Lockton. This included Chairman and CEO, Lockton Overseas, from 2016 to 2017, Chairman, Lockton International Holdings Ltd., from 2016 to 2017, CEO of Lockton International Holdings Ltd., from 2006 to 2016, and CEO of Lockton Companies LLP from 2010 to 2015. He previously served as CEO of JLT Risk Solutions and a member of the Board of JLT Group plc, from 2004 to 2005, and CEO of Marsh UK Ltd., from 2000 to 2003.

Mr. Hammond previously served on the board of directors of Lockton Cos., from 2011 to 2016, and, from 2006 to 2017, he served on the boards of directors at a number of privately-owned companies and subsidiaries of Lockton Cos., including as Chairman of Lockton Overseas Ltd., an investment management company, and as a director of Lockton, Inc., a risk management, insurance and employee benefits service provider, Lockton (MENA) Ltd., an insurance service provider, and Lockton Wattana (Thailand) pte, an insurance broker. Previously, Mr. Hammond also served on the boards of directors at JLT, a provider of insurance, reinsurance, employment benefits advice and brokerage services that was acquired by MMC, from 2005 to 2006, Marsh, Inc. (“Marsh”), a global professional services firm, from 2002 to 2003, and certain Marsh subsidiaries, from 2000 to 2003, as well as a member of the University of East Anglia Student Business Enterprise Fund and Advisory Board. Mr. Hammond currently serves as the Chairman of The London Insurance Market Charitable Trust. Mr. Hammond received his Bachelor of Arts in Economics and Social Studies from the University of East Anglia.

Qualifications:

The Board has concluded that Mr. Hammond should continue to serve on the Board due to, among other things, his significant experience as CEO at large global insurance broking entities and his industry expertise. The Board believes that Mr. Hammond’s relevant management and board experience provides significant insight into global strategy and operations.

10 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Proposal No. 1: Elect Directors (continued)

Chief Executive Officer Director Since: 2022 Age: 63 Key skills and experience: • CEO/management experience • International business experience • Financial expertise

Carl Hess

Background:

Mr. Hess has served as Chief Executive Officer of the Company since January 1, 2022. Previously, Mr. Hess served as President from August 16, 2021 and, before that, as Head of Investment, Risk and Reinsurance from October 27, 2016 to August 16, 2021. Prior to that, Mr. Hess served as the Co-Head of North America at Willis Towers Watson from January 4, 2016, following the merger of legacy Willis Group and legacy Towers Watson, until October 27, 2016, and as Managing Director, The Americas, of Towers Watson from February 1, 2014 until January 4, 2016. Before that, he served as the Managing Director of Towers Watson’s Investment business from January 1, 2010 until February 1, 2014. Before his service at Towers Watson, Mr. Hess worked in a variety of roles for over 20 years at Watson Wyatt, lastly as Global Practice Director of Watson Wyatt’s Investment business. Mr. Hess is a Fellow of the Society of Actuaries and the Conference of Consulting Actuaries and a Chartered Enterprise Risk Analyst. Mr. Hess has a Bachelor of Arts cum laude in logic and language from Yale University.

Qualifications:

The Board has concluded that Mr. Hess should continue to serve on the Board due to, among other things, his appointment as CEO and significant experience with and considerable knowledge of Willis Towers Watson, which he gained through his combined years of service as an employee, manager and officer of Willis Towers Watson, legacy Towers Watson and legacy Watson Wyatt. This includes over 20 years of experience in various management roles. The Board believes that Mr. Hess’s substantive expertise in a wide range of the Company’s business, including investments, brokerage and employee benefits and actuarial consulting, as well as his education and affiliations as a Fellow of the Society of Actuaries and member of the Conference of Consulting Actuaries, provides significant insight into Willis Towers Watson’s business and management of a global business.

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 11

2024 YEAR-END PROXY STATEMENT

Proposal No. 1: Elect Directors (continued)

Independent Director Since: 2023

Age: 57

Board Committees:

 Corporate Governance and Nominating Committee;

Human Capital and Compensation Committee

Key skills and experience:

• Executive/management

•  Financial

•  Industry

Jacqueline Hunt

Background:

From 2016 until 2021, Ms. Hunt served as a member of the Allianz SE management board with executive responsibility for the asset management and U.S. life insurance divisions. Prior to that, she served as executive director of Prudential plc and CEO of Prudential UK, Europe and Africa from 2013 to 2015. She served as group CFO of Standard Life from 2010 to 2013. Ms. Hunt has also held a number of senior management positions in companies including Aviva, Hibernian Group, Norwich Union Insurance, PricewaterhouseCoopers and RSA Insurance.

Ms. Hunt currently serves on the public company board of Standard Chartered PLC, a multi-national bank with operations in consumer, corporate and institutional banking, and treasury services. Previously, Ms. Hunt served on the public company boards of Man Group PLC, an active investment management business from February 2022 to March 2023, and Rothesay Life PLC, the UK’s pensions insurance specialist, from July 2022 to April 2023. Ms. Hunt holds a Bachelor of Commerce and a Bachelor of Accounting degree from the University of the Witwatersrand and earned the Chartered Accountant designation.

Qualifications:

The Board has concluded that Ms. Hunt should continue to serve on the Board due to, among other things, her industry experience, her significant management experience at various global companies, as well as her financial expertise. The Board believes that Ms. Hunt’s industry experience and management experience provide significant insight into global management and strategy as well as financial and risk management.

12 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Proposal No. 1: Elect Directors (continued)

Independent Director Since: 2022

Non-Executive Chair of the Board as of the conclusion of the 2025 AGM

Age: 70

Board Committees:

 Corporate Governance and Nominating Committee;

Human Capital and Compensation Committee

Key skills and experience:

•  Executive/management

•  Financial

•  International business

Paul Reilly

Background:

Mr. Reilly is currently the Executive Chair of the Board of Raymond James Financial, a multi-national independent investment bank and financial services company. Mr. Reilly served as the CEO and Chair of the Board of Raymond James Financial from May 2010 through February 2025. He served on the firm's management team as president and CEO-designate from May 2009 to May 2010. Prior to that, he served on the firm’s management team as president and CEO-designate from May 2009 to May 2010. He has served on the firm’s board of directors since 2006. From July 2007 to April 2009, Mr. Reilly was Executive Chairman of Korn/Ferry International, a global provider of talent management solutions with more than 90 offices in 39 countries throughout North America, Latin America, Europe, the Middle East, Africa and Asia Pacific. Mr. Reilly began his tenure with Korn/Ferry International as Chairman and CEO in 2001. Prior to that, he was CEO at KPMG International, a global network of professional services firms and one of the Big Four accounting organizations, where he was responsible for the overall strategy and implementation of the firm’s products, services and infrastructure on a global basis. Before being named CEO at KPMG, Mr. Reilly ran the firm’s financial services business and earlier had held senior management positions in its real estate consulting group.

Mr. Reilly serves on the board of the American Securities Association (ASA), where he previously served as Chair through December 2023, and as a member of the Board at Large of the Securities Industry and Financial Markets Association (SIFMA). He is also active with the Bank Policy Institute. Mr. Reilly’s charitable causes include involvement with the National Leadership Roundtable on Church Management and Our Lady of Divine Providence House of Prayer in Clearwater, Florida. Formerly, he acted as a board member of United Way Suncoast and as the Chair of the American Heart Association Heart Walk and Heart Ball. He received his Bachelor of Science degree and MBA from the University of Notre Dame and remains active with the school, serving on the Business Advisory Council, and being recognized as a recipient of the Distinguished Alumnus Award in 2004-2005. In addition to his degrees, he earned the Certified Public Accountant designation.

Qualifications:

The Board has concluded that Mr. Reilly should continue to serve on the Board due to, among other things, his significant experience as CEO at both a financial services company and a professional services company as well as his international business experience and financial expertise. The Board believes that Mr. Reilly’s relevant executive management and public company board experience provides significant insight into global strategy and operations.

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 13

2024 YEAR-END PROXY STATEMENT

Proposal No. 1: Elect Directors (continued)

Independent Director Since: 2022

Age: 56

Board Committees:

Human Capital and Compensation Committee (Chair); Risk and Operational Oversight Committee

Key skills and experience:

•  Executive/management

•  Technology

•  Operational transformation

Michelle Swanback

Background:

Ms. Swanback has served in executive roles at several organizations leading large digital and technology-led transformations. Most recently, she served as the CEO of TTEC Engage, a business unit of TTEC, from May 2022 through December 2024, and as President of TTEC Holdings, Inc. from November 2022 through December 2024. Previously, she served as President, Product and Platform, of The Western Union Company from 2020 to 2022. From 2014 to 2020, Ms. Swanback served as the Group Operating Officer at Accenture Digital. She previously served as the lead for Accenture Technology, North America from 2012 to 2014. Prior to that, she served as a managing director in the North American operating unit of the Accenture Communications, Media, and Technology operating group from 2011 to 2012. Ms. Swanback has a Bachelor of Science, Computer Information Systems and Finance from Colorado State University, and completed the IMD Executive Management program at Lausanne in Switzerland.

Qualifications:

The Board has concluded that Ms. Swanback should continue to serve on the Board due to, among other things, her executive management experience as well as her technology and operational transformation experience. The Board believes that Ms. Swanback’s experience, including her leadership positions at global technology companies, provides significant insight into the Company’s global operations and information technology.

14 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Proposal No. 1: Elect Directors (continued)

Independent Director Since: 2023

Age: 69

Board Committees:

Audit Committee;

Corporate Governance and Nominating Committee

Key skills and experience:

•  Executive/management

•  Financial

•  International business

Fredric Tomczyk

Background:

Mr. Tomczyk has served as the CEO of CBOE Global Markets, Inc., a publicly traded securities exchange holding company, since September 2023 and as a member of its board of directors since July 2019.

Mr. Tomczyk previously served as president and CEO of TD Ameritrade from 2008 to 2016 and, prior to that, as Chief Operating Officer from 2007 to 2008 with responsibility for the implementation of the company’s growth strategy. Prior to joining TD Ameritrade, Mr. Tomczyk served as the vice chair of corporate operations for TD Bank Group from 2002 through 2007. He also held a number of executive roles for Canada Trust, which later became TD Canada Trust. Prior to joining Canada Trust in 1998, he served as the president and CEO of London Life.

Mr. Tomczyk previously served as the lead independent director of Sagen MI Canada Inc., a publicly traded company, and of its operating subsidiary, Sagen Mortgage Insurance Company Canada. He also previously served as a director of Knight Capital Group, Inc. and a trustee of Liberty Property Trust, both formerly publicly traded companies, and as a director of the Securities Industry and Financial Markets Association. Mr. Tomczyk holds a B.S. degree in applied economics and business management from Cornell University and earned the Chartered Accountant designation.

Qualifications:

The Board has concluded that Mr. Tomczyk should continue to serve on the Board due to, among other things, his significant experience as CEO at a financial services company as well as his financial expertise. The Board believes that Mr. Tomczyk’s management and directorship experience provides significant insight into global management, strategy and risk management.

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 15

2024 YEAR-END PROXY STATEMENT

Corporate Governance

We believe that good governance is critical to achieving long-term shareholder value. As such, we are committed to governance policies and practices that serve the long-term interests of the Company and its shareholders.

Corporate Governance Highlights

• Separate CEO and independent Board Chair roles.

• Formal CEO and management succession planning process.

• Share ownership guidelines for directors and executive officers.

• Insider trading policies applicable to directors, officers, WTW associates and the Company itself.

• Directors and employees prohibited from hedging Company shares.

• Directors and executive officers prohibited from having margin accounts and pledging Company shares.

• Majority voting for directors in uncontested elections; directors that do not receive a majority vote are not elected to the Board.

• Ongoing approach to Board refreshment and Board succession to meet evolving Board composition and Company needs.

• Active oversight of Company strategic planning.

• Board and Board Committee oversight of sustainability initiatives, risks and disclosures.

• Annual Board and Committee self-evaluations.

• Semi-annual shareholder engagement.

• No poison pill.

• Shareholders holding 10% of the Company’s share capital can convene a special meeting.

• Annual elections of directors and tenure limitations for directors, Board Chair and Committee Chairs.

• Regular executive sessions of independent directors.

• Conditional director resignations required for the Governance Committee’s and the Board’s consideration in the event a director experiences materially changed circumstances.

• Limit on the number of public boards on which directors may serve and assessment of a director’s continued service if he or she accepts membership on another public board.

o For each director, other than a director who serves an executive officer at WTW or any other public company, maximum of three other public company boards (in addition to WTW).

o For each director who serves as a public company executive officer (including WTW’s CEO), maximum of one other public company board (in addition to WTW).

• All independent directors other than CEO.

• Annual review of Board Committee composition.

• Continued assessment of Board Committee structure to provide proper oversight of the Company's evolving business strategy and needs, including the creation of the Operational Transformation Committee, which expired at the end of 2024, and the new Risk and Operational Oversight Committee.

• Proxy access proactively implemented.

• Onboarding and regular continuing director education.

• Board composition reflects a mix of gender, race, ethnicity, nationality, backgrounds, experiences and skill sets.

• Tenure guidelines for directors, Board Committee Chairs and the Board Chair.

o No re-nomination after completing 12 years of service as a Willis Towers Watson PLC director (unless otherwise determined by the Board at the recommendation of the Governance Committee).

o Board and Committee chairs elected annually and not expected to serve for more than 6 consecutive terms (unless otherwise determined by the Board at the recommendation of the Governance Committee).

16 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Corporate Governance (continued)

Board and Committee Member Independence

Based on the recommendation of the Governance Committee, the Board has determined that, with the exception of Mr. Hess, the Company's CEO, (i) each of the current directors and director nominees and (ii) each of the Board Committee members is independent under the relevant U.S. Securities and Exchange Commission (“SEC”) rules, NASDAQ listing standards and the Board’s Director Independence Standards included in the Company’s Corporate Governance Guidelines.

As discussed above, each director has significant experience and affiliations with other organizations that bring relevant expertise to the oversight of the Company. In evaluating the independence of each director, the Governance Committee considered that, in the ordinary course of business, the Company provides services (such as insurance broking or consulting services) to, or receives services from, certain organizations affiliated with the directors by virtue of directorship, employment status or share ownership. The Governance Committee determined that, in all of the above cases, the transactions do not impair the relevant director’s independence under the applicable SEC rules, NASDAQ listing standards or the Board’s Director Independence Standards.

Board Meetings and Attendance

The Board met formally eight times in 2024. Additionally, the Board and its Committees met informally with management on numerous occasions during the course of the year to discuss, among other things, strategic, operational, management, compensation and governance issues. The independent directors held separate executive sessions without management either before or after the Board’s regularly scheduled meetings in 2024. The Non-Executive Chair of the Board chaired each executive session. Neither the CEO nor any member of management at any level attends the executive sessions of the independent directors unless invited to discuss a particular matter.

All directors are expected to make every effort to attend meetings of the Board and the Board Committees on which they serve as well as each AGM. All directors who were on the Board in 2024 attended at least 75% of the aggregate number of meetings held by the Board and any Board Committee on which they served in 2024. Further, all directors participated in the 2024 AGM.

Board Leadership Structure

Our Corporate Governance Guidelines provide the Board with flexibility to choose the appropriate leadership structure for the Board based on what it believes is best for the Company at any given point in time. We believe that strong independent leadership is important for the Board’s performance and effectiveness and to help maintain independent oversight of management. As a result, when the Board Chair and the CEO are the same individual or the Board Chair no longer qualifies as independent, the Corporate Governance Guidelines provide for the appointment of a Presiding Independent Director. This structure, when implemented, promotes strong independence in Board leadership.

The Board continues to believe that the Company and its shareholders are best served by having the roles of Board Chair and CEO undertaken by different individuals. The separation allows our CEO to focus on executing our strategy and managing our business, and our Chair is able to focus on Board governance and effectiveness while providing independent Board leadership. Additional leadership roles continue to be filled by other directors, all of whom are independent and play an active role in our strategic planning and oversee such critical matters as the compensation policy for executive officers, nomination and corporate governance practices, and the integrity of financial statements and internal controls over financial reporting.

The Board generally reviews and renews, as appropriate, the term of the Board Chair annually. In furtherance of the Board's refreshment philosophy, the Board has elected Paul Reilly to be the new non-executive Board Chair, effective as of the 2025 AGM. As of that time, Mr. Paul Thomas will have served as the non-executive Board Chair for three consecutive one-year terms. Mr. Thomas will retire from the Board at the end of his current term and will not stand for re-election at the 2025 AGM.

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 17

2024 YEAR-END PROXY STATEMENT

Corporate Governance (continued)

Under the Corporate Governance Guidelines, the Non-Executive Board Chair:

•
convenes and presides at executive sessions of the independent and non-management directors;
•
serves as principal liaison on Board-related issues between the independent and non-management directors and the CEO and provides the CEO with feedback from executive sessions;
•
prior to Board meetings, discusses with the CEO the information to be provided to directors and reviews and approves such information;
•
approves Board meeting agenda items and, with the CEO, proposes for Board approval the Board’s calendar, including the number and frequency of Board meetings, to ensure there is sufficient time for discussion of all agenda items;
•
recommends to the Board the retention of outside advisors and consultants who report directly to the Board on Board-related issues;
•
consults with the Governance Committee on the appointment of chairs and members for Board Committees;
•
is available for consultation and communication with shareholders in appropriate circumstances, as instructed by the Board; and
•
performs such other functions and responsibilities as requested by the Board from time to time.

Our Board Chair has actively participated in our multi-year Board succession and refreshment process as well as the management succession process.

Willis Towers Watson Board Committees

Critical matters such as the compensation policy for executive officers, nomination and corporate governance practices, and the integrity of financial statements and internal controls over financial reporting, and enterprise-wide risk management are overseen by the Board and its Committees, which are comprised solely of independent directors.

The Board Committees, members and a description of each Committee’s function are set forth below in further detail. Each of our Board Committees has its own respective charter, which can be found, along with our Corporate Governance Guidelines in the “Investor Relations — Corporate Governance” section of our website at www.wtwco.com. Copies are also available free of charge on request from the Company Secretary.

18 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Corporate Governance (continued)

Board Committee Composition

The current Board Committee composition is as follows:

	Audit[1]	Human Capital and Compensation	Corporate Governance and Nominating	Risk and Operational Oversight[1]
Dame Inga Beale	X*			X
Fumbi Chima	X		X*
Stephen Chipman	X			X
Michael Hammond		X		X*
Jacqueline Hunt		X	X
Carl Hess
Michelle Swanback		X*		X
Paul Reilly		X	X
Paul Thomas[2]	X			X
Fredric Tomczyk	X		X

*Designates Board Committee Chair. Chair service for all Board Committees, other than the Human Capital and Compensation Committee, rotated as of the 2024 AGM.

(1)
In connection with the end of the term of the Operational Transformation Committee on December 31, 2024, the Board modified the responsibilities of the Audit and Risk Committee to become the Audit Committee and formed a separate Risk and Operational Oversight Committee. The members of the Audit and Risk Committee became the members of the Audit Committee, and the members of the Operational Transformation Committee became the members of the Risk and Operational Oversight Committee.
(2)
Mr. Thomas will retire from the Board at the end of his current term and will not stand for re-election at the 2025 AGM.

General Description of Board Committee Responsibilities

The Audit Committee generally assists the Board with overseeing the following:

•
the integrity of the Company’s financial statements, including the auditing, accounting and financial reporting processes of the Company;
•
the selection and oversight of the independent auditors, including their compensation and retention;
•
the Company’s compliance with financial, legal and regulatory requirements and management of related risks;
•
the independent auditors’ qualifications and independence;
•
the performance of the independent auditors and the Company’s internal audit function;
•
the Company’s establishment and maintenance of proper internal accounting controls and procedures;
•
the review and disclosure, as needed, of financial statement errors;
•
the preparation of an audit committee report as required by the SEC for inclusion in the Company’s annual proxy statement and as required by NASDAQ;
•
the treatment of concerns regarding accounting, auditing, securities law and other matters reported by employees under the Company’s whistleblower policy;

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 19

2024 YEAR-END PROXY STATEMENT

Corporate Governance (continued)

•
the review of the Company’s corporate and tax arrangements and structures in connection with the Directors’ Compliance Statement contained in the Irish Statutory Accounts; and
•
to coordinate with the Risk Operational Oversight Committee to review and discuss overlapping matters in furtherance of fulfilling their respective duties and responsibilities delegated by the Board.

Given the attendant risks to the items listed above and to ensure appropriate oversight and coordination among the committees, pursuant to the Audit Committee charter, the Audit Committee coordinates with the Risk and Operational Oversight Committee (including through the Committee chairs) regarding common areas of interest and from time to time meets jointly with that Committee to discuss some of these common areas.

The Audit Committee provides an avenue for communication among internal audit, the independent auditors, management and the Board. The members of management that join the Committee meetings include, among others, the Chief Financial Officer, the Controller, the General Counsel as well as the Heads of Internal Audit and Compliance. In addition, the Audit Committee discusses with management and, if appropriate, the independent auditors, matters such as the guidelines and policies governing the process by which senior management and the relevant departments of the Company assess and manage the Company’s exposure to risk relating to audit, financial disclosure, tax matters, pension matters and foreign exchange hedging. With respect to compliance, the Audit Committee discusses with the Chief Compliance Officer the compliance and regulatory risks of the Company and receives a report outlining the main activities of the compliance function, material regulatory interactions review, progress against the annual compliance plan and the adequacy of resources. The Committee also discusses with the General Counsel any significant legal matters that may have a material effect on the Company. There is also an overlap of members between the Audit Committee and Risk and Operational Oversight Committee to ensure proper oversight of all Company risks.

Dame Inga Beale is an audit committee financial expert, as defined by Regulation S-K, and all Audit Committee members are financially sophisticated under NASDAQ listing standards in light of their financial experience.

In 2024, the Audit and Risk Committee met formally four times. In addition to holding formal meetings, the Audit and Risk Committee members met informally during the course of the year to discuss and review financial matters related to the Company and its SEC filings, including earnings releases. The Audit and Risk Committee also frequently met in executive sessions, including separate meetings with management, the internal auditors and external auditors.

The Human Capital and Compensation Committee ("HCC Committee") generally assists the Board with the following:

•
establishing, in consultation with senior management, the Company’s general compensation philosophy and overseeing the development and implementation of compensation programs in accordance with the philosophy;
•
reviewing and approving annual corporate goals and objectives relevant to the compensation of the CEO, evaluating the performance of the CEO in light of those goals and objectives, and (either as a Committee or together with the other independent directors) determining and approving the CEO’s compensation based on this evaluation, which compensation shall be ratified by the independent directors of the Board;
•
with respect to the executive officers other than the CEO, after consideration of the CEO’s recommendations, reviewing and approving annual corporate goals and objectives relevant to their compensation, evaluating their performance in light of those goals and objectives and determining and approving their compensation;
•
reviewing and approving compensation policies applicable to the executive officers, including with respect to the recovery of incentive-based compensation and the administration of and compliance with such policies;
•
evaluating executive compensation competitive practices and trends;
•
reviewing and approving incentive compensation plans for the executive officers, and equity-based plans, subject to any necessary shareholder approval;
•
in consultation with senior management, overseeing regulatory compliance with respect to compensation matters;
•
reviewing and discussing with senior management the Compensation Discussion and Analysis and approving its inclusion in the Company’s Proxy Statement and Annual Report on Form 10-K;

20 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Corporate Governance (continued)

•
reviewing the results of the “say-on-pay” and “say-on-frequency” proposals included in this Proxy Statement and the appropriate response;
•
providing input and advice on the implementation of the Company’s human capital and talent strategy;
•
making recommendations to the Board on the compensation for non-employee directors, Board Committee Chairs and Board Committee members;
•
making recommendations to the Board on director and executive officer share ownership guidelines and monitor compliance therewith;
•
annually evaluating the independence of the Committee’s compensation consultants, legal counsel and/or other advisors, taking into consideration the factors enumerated in NASDAQ listing standards;
•
reviewing the nature of services provided by the Committee’s compensation consultant, any remuneration provided to such consultant and evaluating, in accordance with SEC rules, whether any conflict of interest exists with respect to such consultant;
•
reviewing an assessment of the Company’s compensation programs to determine whether they create risks that would be reasonably likely to have a material adverse effect on the Company.

In 2024, the HCC Committee met formally five times. In addition to holding formal meetings, the Committee members met informally during the course of the year to discuss compensation-related matters and acted from time to time by unanimous written consent. After regularly scheduled meetings, the Committee also met in executive session, which included meetings with the compensation consultant.

The Governance Committee generally assists the Board with the following:

•
recommending to the Board, in light of the Board’s qualifications, the director nominees to stand for election by shareholders and in the event of any director vacancy;
•
developing and recommending director independence standards to the Board, periodically reviewing those standards and evaluating directors’ independence;
•
developing and recommending to the Board the director selection process for identifying, considering and recommending candidates to the Board and director qualification standards for use in selecting new nominees and periodically reviewing the process and standards;
•
assisting the Board in its evaluation of its non-employee directors’ independence, skills, qualifications, and time commitments, including with respect to other board leadership positions;
•
reviewing the appropriateness of continued service on the Board of members whose circumstances have changed, including if members contemplate accepting a directorship at another company or an appointment to an audit committee of another company;
•
making recommendations to the Board on matters relating to director tenure, which may include the retirement of Board members, term limits or a mandatory retirement age;
•
establishing, overseeing and recommending the purpose, structure and operations of the various Board Committees, and the qualifications and criteria for membership on each Board Committee;
•
recommending to the Board, from time to time, changes the Committee believes is desirable to the size of the Board or any Committee thereof;
•
recommending to the Board a nominee for Chair (or, if applicable, recommending to the independent and non-management directors a nominee for Presiding Independent Director) and recommending to the Board the nominees and the Chair for each Board Committee;
•
establishing, overseeing and recommending the purpose, responsibilities, structure and operations of the various committees of the Board, including making any recommendations regarding the periodic rotation of directors among the committees;

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 21

2024 YEAR-END PROXY STATEMENT

Corporate Governance (continued)

•
reviewing periodically and recommending changes to the Board, from time to time, to the Company’s Corporate Governance Guidelines;
•
reviewing the orientation process for all new directors and a continuing education program for all directors;
•
developing a policy with regards to the Committee’s consideration of any director candidates recommended by the Company’s shareholders and consider director candidates recommended by the Company’s shareholders in accordance with such policy;
•
administering and overseeing, on behalf of the Board, the evaluation process for the overall effectiveness of the Board (including the effectiveness of the Board Committees and the Board’s performance of its governance responsibilities);
•
reviewing succession plans prepared by management for all senior management;
•
overseeing the Company’s sustainability initiatives (i.e., the Company's ESG efforts related to its internal operations), except as delegated to other Board Committees, with the relevant Board Committees managing their specific ESG responsibilities as set forth in their respective charters, and reporting to the Board, as appropriate;
•
reviewing the Company’s sustainability disclosure in the Proxy Statement;
•
approving any charitable contributions over a threshold delegated by the Board;
•
reviewing any Company shareholder engagement plans, including referring to another Board Committee for review, if appropriate, or otherwise making recommendations to the Board with respect to shareholder proposals properly submitted for inclusion in the Proxy Statement or for consideration at an AGM; and
•
reviewing government relations activities and overseeing any policies regarding political activity.

The Governance Committee believes in fostering strong governance practices and, from time to time, reviews governance principles set out by investors or other outside groups.

In 2024, the Governance Committee met formally four times. After each regularly scheduled meeting, the Governance Committee also met in executive session. In addition to holding formal meetings, the Committee members also met informally on numerous occasions during the course of the year to discuss governance-related matters.

The Risk and Operational Oversight Committee generally assists the Board with the following:

•
discussing and reviewing with management its overall efforts and strategy to evaluate and manage the Company’s business, from an enterprise risk management perspective;
•
overseeing management's efforts to identify the most significant elements of enterprise risk and advising management on prioritized business risks;
•
overseeing the overall enterprise risk management framework and practices of the Company, including assessing and managing key and significant emerging risks, developing and monitoring risk mitigation plans, and evaluating and monitoring the overall effective of the Company’s enterprise risk mitigation strategies and activities;
•
assisting the Board with reviewing any new material transaction requiring Board approval;
•
reviewing and making recommendations regarding the adequacy of resources needed to perform enterprise risk management responsibilities and the oversight of management’s initiatives to drive operational efficiencies and improvements;
•
discussing and reviewing with management its efforts to develop, implement and monitor operational efficiencies;
•
overseeing management’s approach to risk identification, risk tolerance, risk monitoring, risk management and key operational risks, including, without limitation, technology, cybersecurity, information security, privacy, artificial intelligence and related competitive risks;

22 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Corporate Governance (continued)

•
overseeing insurance programs purchased by the Company;
•
receiving reports and presentations from management and outside advisors regarding risks the Company faces and the Company’s overall risk assessment and management;
•
referring to the Audit Committee any items that have a significant financial statement impact or require significant financial statement or regulator disclosures and any other similar significant issues.

The Risk and Operational Oversight Committee was formed by the Board following the conclusion of the term of the Operational Transformation Committee, which expired on December 31, 2024, concurrent with the conclusion of the Company’s Transformation Program. The Operational Transformation Committee’s oversight primarily included oversight of the Company’s Transformation Program and making recommendations regarding oversight of management’s initiatives to drive operational efficiencies. The Operational Transformation Committee also oversaw certain areas of risk, including, among other items, risks related to technology, cybersecurity and information security, processes that support quality control within the businesses, market-derived income governance, business continuity activities, market security processes, supplier management, material new products and services that create significant operational risks, and climate-related operational risks, if identified as having a material impact on the business strategy or operations. Pursuant to the charter of the Risk and Operational Oversight Committee, the committee must refer to the Audit Committee any items that have a significant financial statement impact or require significant financial or regulatory disclosures and any other similar significant issues or overlapping matters.

In 2024, the Operational Transformation Committee met formally four times. After each regularly scheduled meeting, the Operational Transformation Committee also met in executive session. In addition to holding formal meetings, the Committee members also met informally on a regular basis during the course of the year to discuss matters related to the Company’s Transformation Program. Finally, from time to time, management consulted with Ms. Chima, who was not a member of the Operational Transformation Committee but has experience in information technology and oversight of information security, to discuss cybersecurity matters.

Director Nomination and Selection Process

The Governance Committee identifies potential director nominees by preparing a candidate profile based upon the current Board’s strengths and needs, including based on the Company’s strategy and goals for the future, and through a variety of sources, including by engaging search firms, considering input from stakeholders or utilizing the professional networks of the Board and senior management. Nominees must meet minimum qualification standards with respect to a variety of criteria including integrity, reputation, judgment, knowledge, experience, maturity, skills and personality, commitment and independence. The Governance Committee may also take into consideration additional factors that it may deem appropriate, which may include, among other factors, experience with business and other organizations, the interplay of the candidate’s experience with the experience of other Board members and the extent to which the candidate would be a desirable addition to the Board and any committee thereof.

Further, the Board believes it is important to maintain diversity among its members and is committed to the principles of diversity and inclusion, broadly interpreted to include viewpoints, background, experience, attributes, industry knowledge and geography. In recommending candidates for nomination or re-nomination to the Board, the Governance Committee will consider, in connection with director qualification criteria, the composition of the Board as a whole. During its multi-year Board succession and refreshment process, the Governance Committee considered a wide slate of potential candidates, including women as well as racially and ethnically diverse candidates.

With feedback from the Board members, members of the Governance Committee initiate contact with preferred candidates and, following feedback from interviews conducted by Governance Committee and Board members, recommend candidates to join the Board. The Governance Committee has the authority to retain a search firm to assist with this process. The Governance Committee considers candidates nominated by shareholders and ensures that such nominees are given appropriate consideration in the same manner as other candidates. Recommendations may be submitted to any member of the Governance Committee pursuant to the procedures set forth below under “Communications with Shareholders and Other Constituencies” by writing to the Company Secretary at corporatesecretary@wtwco.com.

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 23

2024 YEAR-END PROXY STATEMENT

Corporate Governance (continued)

Board Oversight of Senior Management Succession

In addition to the HCC Committee's regular review of talent and human capital management matters, the Board meets annually with the CEO and Chief Human Resources Officer to assess the succession potential and role readiness for each member of the executive leadership team. This review includes a discussion about development plans for executive officers to help prepare them for future succession and contingency plans in the event the CEO is unable to serve for any reason. Additionally, this discussion includes a review of all succession candidates for each executive officer role, including readiness assessments and related development plans for each candidate. The Chief Human Resources Officer then works with the CEO and executive officers to support candidate development.

The Board’s Role in Risk Oversight

The Company’s management is responsible for the day-to-day management of risks and the Board, including through its Committees, is responsible for understanding and overseeing the various risks facing the Company. Effective risk oversight is an important priority of the Board.

The Board implements its risk oversight function both as a whole through an overall review of risk in consideration of the Company’s long-term strategies, human capital, and in the transactions and other matters presented to the Board, including capital expenditures, acquisitions and divestitures, and financial matters, and through delegation to its Committees, which meet regularly and report back to the Board. Further, members of the Board with particular expertise in important areas of risk, including financial, insurance and other areas of strategic importance, provide important insight to the Board and, as appropriate, its Committees, in considering these risks.

As noted above, as of December 31, 2024, the term of the Operational Transformation Committee concluded. During its three-year term, the Operational Transformation Committee primarily oversaw the Company’s Transformation Program and made recommendations regarding oversight of management’s initiatives to drive operational efficiencies, and oversaw key areas of strategic risk, including, among other items, risks related to technology, cybersecurity and information security, processes that support quality control within the businesses, market-derived income governance, business continuity activities, market security processes, supplier management, material new products and services that create significant operational risks, and climate-related operational risks, if identified as having a material impact on the business strategy or operations. To ensure that the Board continues to execute on its priorities with an appropriate focus on risk generally, effective January 1, 2025, following the conclusion of the term of the Operational Transformation Committee, the Board formed a separate Risk and Operational Oversight Committee and updated the oversight responsibilities of the Audit Committee (primarily transferring operational risk matters to the newly formed Risk and Operational Oversight Committee).

The Board has generally delegated, through respective Board Committee Charters, responsibilities to assist the Board in its oversight of the enterprise risk management framework, policies and practices used by the Company to identify, assess and manage key risks facing the Company.

•
The Audit Committee has responsibility for the oversight of financial and compliance risks as well as risks relating to compliance and internal control matters, tax matters and pension matters, among other matters.
•
The Risk and Operational Oversight Committee has responsibility for the oversight of overall enterprise risk management framework, including oversight of the overall framework and practices used by the Company to identify, assess and manage key risks facing the Company and significant emerging risks and the adequacy of the Company’s resources to perform its enterprise risk management responsibilities; it also includes oversight of the management of key operations risks, such as technology, cybersecurity, information security, privacy, artificial intelligence and related competitive risks, operations processes that support quality control within the businesses, market-derived income governance, business continuity activities, market security processes, supplier management, material new products and services that create significant operational risks, and climate-related operational risks, if identified as having a material impact on the business strategy or operations, among other matters.

24 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Corporate Governance (continued)

•
The Board has also delegated to its other Committees the oversight of risks within their areas of responsibility and expertise. For example, the HCC Committee oversees compensation-related risks and the Governance Committee oversees Sustainability matters. For information on the Board Committees, their responsibilities and areas of risk oversight, see the section above entitled “ — General Description of Board Committee Responsibilities” and the section below entitled “ — Sustainability Oversight, Initiatives and Activities.”

The Company believes that its Board leadership and Committee structure supports the risk oversight function of the Board. Moreover, the Board’s role in risk oversight of the Company is consistent with the Company’s leadership structure, with the CEO and other members of senior management having responsibility for assessing and managing the Company’s risk exposure, and the Board and its Committees providing oversight in connection with those efforts. Management regularly communicates with the Board, its Committees and individual directors about significant risks identified and how they are being managed. The Board also oversees management’s crisis preparedness planning.

To learn more about the Company's cybersecurity risk management and strategy related risks facing the Company, review the discussion in "Item 1C.Cybersecurity" and the factors included in Part I, “Item 1A. Risk Factors”, each of which is included in the Company’s Annual Report on Form 10-K for the year ending December 31, 2024, and any risk factors updated in the Company's subsequent filings with the SEC. The risks described in such filings are not the only risks facing the Company. Additional risks and uncertainties not currently known or that currently may not be considered material also may materially adversely affect the Company’s business, financial condition or results of operations in future periods.

Sustainability Oversight, Initiatives and Activities

Our clients, colleagues and other stakeholders expect us to conduct our business with integrity and in an environmentally and socially responsible manner. We take these expectations seriously and, consistent with what we believe enhances long-term value, have implemented sustainability programs that are aligned with our business priorities and support the communities in which we operate across the globe.

Sustainability is how we refer to our environmental, people and community, and governance efforts that relate to our own internal operations. To guide these activities, we have a cross-functional management committee sponsored by our General Counsel and comprised of representatives from across the global functions (the Sustainability Taskforce) to coordinate and facilitate communication of the Company’s sustainability initiatives applicable to our own operations. The Taskforce provides central governance over our sustainability efforts across the organization and to ensure our activities are aligned with the Company’s business and strategic priorities. Members of the Sustainability Taskforce provide updates to the CEO and executive management, and meet with the Governance Committee several times a year.

With respect to Board oversight of sustainability matters, the Board believes that the most appropriate Committee should maintain oversight over relevant issues rather than concentrating the oversight of all sustainability initiatives into any one Committee. The Committees report to the Board as appropriate. For example:

•
The Governance Committee has general oversight of sustainability initiatives (with the other relevant Board Committees managing their specific sustainability responsibilities as set forth in their respective charters), reviews sustainability disclosure in the proxy statement and discusses with management, on at least a biannual basis, its corporate responsibility initiatives, which include the Company’s environmental programs, charitable contributions and sustainability reporting strategy.
•
The Risk and Operational Oversight Committee has the primary responsibility of assisting the Board in its oversight of the framework, policies and practices used by management to identify, assess and manage key operational risks facing the Company, including risks arising out of the Company’s operational processes and functions that support the Company’s businesses; as such, it reviews business continuity risks, including climate-related operational risks, if identified as having a material impact on the business strategy or operations.
•
The Audit Committee reviews sustainability reporting and financial disclosure included in documents filed with the SEC or required under Irish law.
•
The HCC Committee reviews human capital, talent strategy and culture.

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 25

2024 YEAR-END PROXY STATEMENT

Corporate Governance (continued)

To learn more about our sustainability principles, goals and related statements, and to review our Sustainability Report (which includes EEO-1 data), Sustainability Accounting Standards Board (SASB) appendix, and Taskforce on Climate-Related Financial Disclosure (TCFD) report, visit: https://www.wtwco.com/en-us/ about-us/sustainability. The information on, or accessible through, our website and the other reports is not part of or incorporated by reference into this Proxy Statement and is currently only as of the date it was first published.

Non-Employee Director Compensation

Willis Towers Watson’s non-employee director compensation takes into account, among other things, the Company’s size and complexity as well as the compensation paid by its peer companies and other similarly situated Irish-domiciled, U.S.-listed companies.

Outlined below are the fees paid to the non-employee directors for each term of service (which runs from the date of the AGM to the date of the next meeting the subsequent year) under the current Compensation Policy and Share Ownership Guidelines for Non-Employee Directors, which was revised in 2024, including (i) to increase the annual equity retainer and Board Committee Chair fees to align with the market and (ii) to reflect the new Board Committee structure, effective January 1, 2025, in light of the expiration of the Operational Transformation Committee, the creation of the Risk and Operational Oversight Committee and the restructuring of the Audit Committee (formerly the Audit and Risk Committee). The increases for the Board Committee Chair fees were effective as of January 1, 2025.

All Non-Employee Directors
•
$125,000 cash fee, payable 100% in equity at the non-employee director’s election; and
•
RSUs equal to $220,000 (an increase of $20,000, effective as of the 2024 AGM) that vest in full on the earlier of (x) the one-year anniversary of the grant date and (y) the next subsequent AGM following the grant date.

Non-Executive Chair of the Board
•
$200,000, payable 50% in equity and 50% in cash, or 100% in equity at the Non-Executive Chair’s election.
•
If the Chair of the Board also serves as a Chair of a Committee, he or she is not permitted to receive Committee Chair fees.

Audit Committee Chair	• $30,000 cash fee (an increase of $5,000 from the prior Audit & Risk Committee Chair)

Risk & Operational Oversight Committee Chair	• $30,000 cash fee
C
HCC Committee Chair	• $25,000 cash fee (an increase of $10,000)

Operational Oversight Committee Chair	• $25,000 cash fee until the Committee's expiration on December 31, 2024
Governance Committee Chair	• $20,000 cash fee (an increase of $7,500)

26 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Corporate Governance (continued)

The following table sets forth cash and other compensation paid or accrued to the non-employee directors of Willis Towers Watson during 2024.

Willis Towers Watson Non-Employee Director	Fees Earned or Paid in Cash ($)	Share Awards ($) (1)	All Other Compensation ($) (2)	Total ($)
Dame Inga Beale (3)	150,000	220,000	—	370,000
Fumbi Chima (4)	12,500	345,000	—	357,500
Stephen Chipman	125,000	220,000	—	345,000
Michael Hammond (5)	150,000	220,000	—	370,000
Fredric Tomczyk	125,000	220,000	—	345,000
Jacqueline Hunt	125,000	220,000	—	345,000
Paul Reilly	125,000	220,000	—	345,000
Michelle Swanback (6)	140,000	220,000	—	360,000
Paul Thomas (7)	225,000	320,000	—	545,000

(1)
On May 22, 2024, each of the non-employee directors received 858 RSUs, except for (i) Ms. Chima who received 1,345 RSUs in connection with her base director fee equity election; and (ii) Mr. Thomas who received 1,248 RSUs in connection with his Non-Executive Chair fee. The RSUs vest in full on the earlier of the one-year anniversary of the grant date and the Company’s 2025 AGM. The share award value shown is the full fair value as of the date of grant.
(2)
The Company reimburses directors for reasonable travel and related expenses incurred in connection with their participation in Board or Board Committee meetings. The Company also hired tax consultants, whose fees are expected to be approximately €15,000 in the aggregate, in Dublin, Ireland and the U.S. to prepare the directors’ Irish and U.S. 2024 tax documentation.
(3)
The above fees reflect Dame Inga Beale’s role as the Audit and Risk Committee Chair.
(4)
The above fees reflect Ms. Chima’s role as the Governance Committee Chair.
(5)
The above fees reflect Mr. Hammond’s role as the Operational Transformation Committee Chair.
(6)
The above fees reflect Ms. Swanback’s role as the HCC Committee Chair.
(7)
The above fees reflect Mr. Thomas’s role as the Non-Executive Chair of the Board.

Share Ownership Guidelines

Under our share ownership guidelines, which are reviewed with the HCC Committee, non-employee directors are required to accumulate Willis Towers Watson shares equal to five times the directors’ annual cash retainer of $125,000 (i.e., $625,000) within eight years of their appointment to the Board. The threshold dollar amount is intended to ensure alignment with the Company’s long-term strategy and the time period is intended to attract and retain qualified new board members and candidates. Ordinary shares, deferred shares, share equivalents, RSUs and restricted shares count toward satisfying the guidelines, but options to purchase shares do not. Each director is prohibited from transferring these shares until six months after leaving Board service (other than to satisfy tax obligations on the vesting/distribution of existing equity awards), but is permitted to transfer any shares in excess of this amount. If, as a result of share price decline subsequent to a non-employee director meeting the ownership requirement, the non-employee director no longer satisfies the ownership requirement, such director is not required to buy additional shares to meet the ownership requirement. In the event a non-employee director has not met the share ownership requirement, he or she is prohibited from transferring any Willis Towers Watson shares (other than to satisfy tax obligations on the vesting/distribution of existing equity awards). In the case of financial hardship, the ownership guidelines may be waived in the discretion of the HCC Committee until the hardship no longer applies or such other appropriate time as the Committee determines. Mr. Thomas and Ms. Chima have satisfied this requirement. All other directors are expected to satisfy the requirement within the appropriate timeframe.

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 27

2024 YEAR-END PROXY STATEMENT

Corporate Governance (continued)

The following table sets forth the non-employee directors’ equity ownership as of December 31, 2024.

Non-Employee Director	Shares		RSUs
Dame Inga Beale	1,108		858
Fumbi Chima	1,620		1,345
Stephen Chipman	532		858
Michael Hammond	1,108		858
Jacqueline Hunt	532		858
Paul Reilly	893	(1)	858
Michelle Swanback	1,108		858
Paul Thomas	12,395		1,248
Fredric Tomczyk	532		858

(1) Includes 48 shares held via revocable trust.

For more information regarding the number of shares beneficially owned by each director as of March 25, 2024, see the section entitled “Additional Information — Security Ownership of Certain Beneficial Owners and Management — Directors, Director Nominees, Named Executive Officers and Other Executive Officers.”

Review and Approval of Related Person Transactions

The Company has adopted written policies and procedures governing the review and approval of transactions between the Company and any of its directors or executive officers, director nominees, any security holder who is known to the Company to own of record or beneficially more than 5% of any class of the Company’s voting securities or their immediate family members (each, a “Related Person”) to determine whether such persons have a direct or indirect material interest. The Company’s directors, director nominees and executive officers complete an annual director and officer questionnaire, which requires the disclosure of Related Person transactions. In addition, directors, director nominees and executive officers are obligated to advise the Audit Committee of any Related Person transaction of which they are aware, or become aware, and, in the event that any such transactions involve difficult or complex issues, the directors and executive officers are obligated to advise the General Counsel. Further, transactions that are determined to be directly or indirectly material to a Related Person are disclosed in the Company’s Proxy Statement or Annual Report on Form 10-K in accordance with SEC rules. The Audit Committee reviews and approves or ratifies any Related Person transaction that is required to be disclosed. In the course of its review and approval or ratification of a disclosable related person transaction, the Audit Committee considers, among other factors it deems appropriate:

•
the position within or relationship of the Related Person with the Company;
•
the materiality of the transaction to the Related Person and the Company, including the dollar value of the transaction, without regard to profit or loss;
•
the business purpose for and reasonableness of the transaction (including the anticipated profit or loss from the transaction), taken in the context of the alternatives available to the Company for attaining the purposes of the transaction;
•
whether the transaction is comparable to a transaction that could be available on an arms-length basis or is on terms that the Company offers generally to persons who are not Related Persons;
•
whether the transaction is in the ordinary course of the Company’s business and was proposed and considered in the ordinary course of business; and
•
the effect of the transaction on the Company’s business and operations, including on the Company’s internal control over financial reporting and system of disclosure controls or procedures, and any additional conditions or controls (including reporting and review requirements) that should be applied to such transaction.

28 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Corporate Governance (continued)

Any member of the Audit Committee who is a Related Person with respect to a transaction under review may not participate in the deliberations or vote regarding the approval or ratification of the transaction, provided, however, that such director may be counted in determining the presence of a quorum at a meeting at which the Audit Committee considers the transaction.

2024 Related Person Transactions under Item 404 of Regulation S-K

BlackRock, Inc. (“BlackRock”) filed a Schedule 13G/A with the SEC reporting that, as of January 31, 2024, BlackRock and certain of its subsidiaries were beneficial owners of more than 5% of our outstanding shares. During 2024, BlackRock Advisors (UK) provided services to Willis Group Services Limited with respect to Willis Pension Trustees Limited and the UK pensions scheme trust. BlackRock received approximately $459,050 for these services and software solutions, which were provided in the ordinary course of business on an arm’s-length basis.

No other transactions require disclosure under Item 404 of Regulation S-K.

Communications with Shareholders and Other Constituencies

The CEO is responsible for establishing effective communications with the Company’s stakeholder groups, including shareholders, the press, analysts, clients, suppliers, governments and representatives of the communities in which it operates. It is the policy of the Company for the CEO to appoint individuals to communicate and interact fully with these stakeholders. The Chair or another spokesperson chosen by the Board will speak for the Board when the Board determines it is appropriate for the Board to have a distinct and separate spokesperson. Often the Board will look to senior management to speak for the Company; however, the Board is also committed to engaging with shareholders to promote open and sustained dialogue in a manner consistent with the Company’s communications policies and procedures.

Non-employee directors are not precluded from communicating directly with shareholders or other constituencies about Company matters, although directors are required under the Corporate Governance Guidelines to coordinate with the Chair and senior management before doing so. An interested person may communicate with independent directors or the non-management directors as a group by writing to the Company Secretary at corporatesecretary@wtwco.com. The Company Secretary will forward the communication to the director(s) to whom it is addressed.

All communications should include the following information:

•
if the person submitting the communication is a security holder, a statement of the type and amount of the securities of the Company that the person holds;
•
if the person submitting the communication is not a security holder and is submitting the communication as an interested party, the nature of the person’s interest; and
•
the address, telephone number and e-mail address, if any, of the person submitting the communication.

Please note that communications may be shared with Company management.

Please see the section “Additional Information — Shareholder and Other Proposals for the 2026 AGM” at the end of this Proxy Statement for shareholders seeking to present a proposal for inclusion in the Company’s proxy materials for the 2026 AGM.

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 29

2024 YEAR-END PROXY STATEMENT

Corporate Governance (continued)

Shareholder Outreach Program

The Company frequently engages with shareholders. Each year, during the spring and fall seasons, we reach out to shareholders holding a majority of our outstanding shares and then discuss the shareholder feedback with our Board, oftentimes incorporating feedback into certain executive compensation, governance and other sustainability programs. The purpose of our year-round outreach is to foster relations with our shareholders by enhancing communications on matters such as corporate governance, executive compensation and environmental and social issues and providing our shareholders with a forum to discuss any questions they may have or voice any criticisms. We also use the opportunity to explain the various proposals included within the Proxy Statement. Members of management and directors have participated in discussions with shareholders.

The Governance and HCC Committees are both involved in the outreach program. Generally, we review our outreach plans and the results of our outreach efforts and discuss any significant feedback with both Committees (and the full Board, as appropriate). The Committees continue to value and consider shareholder feedback, among other factors, in their evaluation of the Company’s executive compensation program and corporate governance structure.

In 2024, we reached out to shareholders holding approximately 60% of our outstanding shares, with approximately 40% of outstanding shares responding to the outreach in some manner. In connection with the 2024 proxy season outreach, shareholders were generally supportive of the Company’s proposals. Over the course of our various shareholder outreach programs, we have received feedback from certain shareholders and have incorporated aspects of that feedback in parts of our Board succession plans and executive compensation programs, such as incorporating various financial metrics in executive compensation incentive plan designs, as described in the "Compensation Discussion and Analysis" section of this Proxy Statement.

Vote Required for Special Meetings

Shareholders holding 10% of the Company’s share capital have the ability to convene a special meeting.

30 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Proposal No. 2: Advisory (Non-binding) Vote to Ratify the Appointment of the Independent Auditors and a Binding Vote to Authorize the Board of Directors, Acting through the Audit Committee, to Fix the Independent Auditors’ Remuneration

For the fiscal year ending December 31, 2025, the Willis Towers Watson Audit Committee approved, and the Board ratified, the appointment of (i) Deloitte & Touche LLP, Independent Registered Public Accounting Firm, to audit the financial statements of Willis Towers Watson and (ii) Deloitte Ireland LLP, Independent Statutory Audit Firm, to audit the Irish Statutory Accounts of Willis Towers Watson. Deloitte & Touche LLP and Deloitte Ireland LLP are the respective U.S. and Irish member firms of the Deloitte Touche Tohmatsu Limited network.

We are seeking ratification of both of these appointments in a non-binding advisory vote from our shareholders at the 2025 AGM. We are not required to have our shareholders ratify the appointments of our independent auditors, but we are nonetheless doing so because we believe it to be a matter of good corporate governance practice. If our shareholders do not ratify the appointments, it will be regarded as notice to the Board and the Audit Committee to consider selecting different firms. Even if the appointments are ratified, the Audit Committee may select different independent auditors at any time if it determines that such selections would be in the best interest of Willis Towers Watson and our shareholders.

The Board unanimously recommends that you vote, on a non-binding advisory basis, “FOR” the ratification of the appointment of (i) Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm and (ii) Deloitte Ireland LLP as the Company’s Statutory Audit Firm for the Irish Statutory Accounts; and, on a binding basis, the authorization of the Board, acting through the Audit Committee, to fix the independent auditors’ remuneration.

A majority of the votes cast by shareholders at the 2025 AGM is required for the proposals. We expect that one or more representatives of Deloitte & Touche LLP and Deloitte Ireland LLP will be present at the 2025 AGM. Each of these representatives will have the opportunity to make a statement, if he or she desires, and is expected to be available to respond to appropriate questions.

The Audit Committee reviews the auditors’ independence and performance in deciding whether to retain them or engage different independent auditors. In the course of this review, the Committee considers, among other things, the auditors’:

▪
independence and process for maintaining independence;
▪
historical and recent performance on the audit;
▪
capability and expertise in handling the breadth and complexity of our worldwide operations;
▪
appropriateness of fees for audit and non-audit services; and
▪
status as a registered public accounting firm with the Public Company Accounting Oversight Board (“PCAOB”).

Fees Paid to the Independent Auditors

The fees that the Company incurs for audit, audit-related, tax and other professional services reflect the complexity and scope of the Company’s operations, including:

▪
operations of the Company’s subsidiaries in multiple, global jurisdictions in more than 140 countries;
▪
the complex, often overlapping regulations to which the Company and its subsidiaries are subject in each of those jurisdictions; and
▪
the operating companies’ responsibility for preparing audited financial statements.

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 31

2024 YEAR-END PROXY STATEMENT

Proposal No. 2: Advisory (Non-binding) Vote to Ratify the Appointment of the Independent Auditors and a Binding Vote to Authorize the Board of Directors, Acting through the Audit Committee, to Fix the Independent Auditors’ Remuneration (continued)

The following fees have been, or will be, billed by Deloitte & Touche LLP or its respective affiliates for professional services rendered to Willis Towers Watson for the fiscal years ended December 31, 2024 and December 31, 2023 ($ in thousands).

	2024	2023
Audit fees (1)	$17,068	$ 16,683
Audit-related fees (2)	1,300	1,291
Tax fees (3)	198	175
All other fees (4)	46	134
Total fees	$18,612	$ 18,283

(1)
Fees for the audits of annual financial statements of Willis Towers Watson, reviews of the financial statements included in the quarterly reports for that fiscal year and statutory audits for subsidiary undertakings.
(2)
Fees for assurance and audit-related services that are traditionally performed by the Company’s independent auditor, such as employee benefit plan audits, review of SEC filings and attest services not required by statute or regulation.
(3)
Tax fees comprise fees for various tax compliance, consultation and planning services.
(4)
All other fees includes other permitted services, which in 2024 and 2023, consisted of research, subscription-based fees and presentations.

Audit Committee Pre-Approval Process

The Audit Committee has adopted a policy regarding the pre-approval of services provided by the Company’s independent auditors, which can be found in the “Investor Relations — Corporate Governance” section of the Company’s website at www.wtwco.com. This policy requires all services provided by the Company’s independent auditors, both audit and permitted non-audit services, to be pre-approved by the (i) Audit Committee, (ii) the Audit Committee Chair or (iii) in the Chair’s absence, any other independent member of the Committee ((ii) and (iii) defined as a “designated member”). The decisions of a designated member of the Audit Committee shall be reported to the Audit Committee at its next regularly scheduled meeting.

The pre-approval of audit and permitted non-audit services may be given at any time before engagement for a specified service. Further, the policy outlines the audit and non-audit services that have been pre-approved by the Audit Committee. Pre-approval fee levels for these services to be provided by the independent auditor will be established by the Audit Committee at an annual fee meeting and pre-approved for the 12 months thereafter. All other services not listed in the policy must be specifically pre-approved by the Audit Committee or a designated member. For pre-approved services that arise between regularly scheduled Committee meetings and exceed the pre-approval fee levels set in the annual fee meeting, the Audit Committee has pre-approved an additional pre-established fee level, which is to be administered by the Controller. The Audit Committee approved all services described in the “— Fees Paid to the Independent Auditors” section above in accordance with this policy.

Audit Committee Report

The Audit Committee is currently composed of five non-employee directors: Dame Inga Beale (Chair), Fumbi Chima, Stephen Chipman, Paul Thomas and Fredric Tomczyk. Dame Inga Beale is an independent audit committee financial expert, as defined by Regulation S-K, and all Audit Committee members are considered to be financially sophisticated under NASDAQ listing standards in view of their respective financial expertise.

32 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Proposal No. 2: Advisory (Non-binding) Vote to Ratify the Appointment of the Independent Auditors and a Binding Vote to Authorize the Board of Directors, Acting through the Audit Committee, to Fix the Independent Auditors’ Remuneration (continued)

The Audit Committee operates under a Charter, which is described in detail under “Corporate Governance — Willis Towers Watson Board Committees.” Among its other responsibilities described in its Charter referenced above, the Audit Committee assists the Board in its oversight of the quality and integrity of the Company’s financial reporting, internal controls over financial reporting, financial management processes and risk management at the Company and subsidiary level as well the appointment, retention, performance and compensation of the Company’s independent auditor. The Audit Committee meets with members of management, including the Chief Financial Officer, the Controller, the General Counsel as well as the Heads of Internal Audit, Compliance and Risk. The Audit Committee’s focus on risk relates to major financial risk exposure, pertaining to, among other items, regulatory, audit, financial disclosure, tax matters, pension matters and foreign exchange hedging, and the steps management has taken to monitor and control such risks. Executive management is responsible for the Company’s financial statements and overall reporting process, including the system of internal controls. The independent auditors are responsible for conducting annual audits and quarterly reviews of the Company’s financial statements in accordance with auditing standards of the PCAOB and expressing an opinion as to the conformity of the annual financial statements with U.S. generally accepted accounting principles (“GAAP”). With respect to compliance, the Audit Committee discusses with the Chief Compliance Officer the compliance and regulatory risks of the Company, and the Committee receives a report outlining the main activities of the compliance function, material regulatory interactions review and progress against the annual compliance plan.

In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements as of and for the year ended December 31, 2024, with management and the independent auditors. These discussions included the quality, the clarity of the disclosures and the appropriateness of the accounting principles and underlying estimates and other communications required to be discussed under PCAOB standards. The Audit Committee has also discussed with the auditors, the auditors’ independence from Willis Towers Watson and its management, including the written disclosures and the report received from the auditors regarding the auditors’ communications with the Audit Committee concerning independence as required by the PCAOB in Rule 3526, Communication with Audit Committees Concerning Independence. The independent auditors and the Company’s internal auditors had full access to the Audit Committee, including at regular meetings without management present. It is not the duty or responsibility of the Audit Committee to conduct auditing or accounting reviews or procedures. In performing their oversight function, members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions do not assure that the audit of the Company’s financial statements has been carried out in accordance with GAAP or that the financial statements are presented in accordance with GAAP.

Based upon the review and discussions described in this report, and subject to the limitations on the role and responsibilities referred to above, the Audit Committee agreed that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC.

Submitted by the Audit Committee of the Board of Directors of Willis Towers Watson

Dame Inga Beale (Chair), Fumbi Chima, Stephen Chipman, Paul Thomas and Fredric Tomczyk

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 33

2024 YEAR-END PROXY STATEMENT

Proposal No. 3: Advisory (Non-binding) Vote on Named Executive Officer Compensation

Recognizing that executive compensation is an important matter for our shareholders, and in accordance with SEC rules, we are asking our shareholders to approve an advisory resolution on the compensation of our named executive officers as disclosed in this Proxy Statement.

This proposal, commonly known as a “say-on-pay” proposal, is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our executive compensation philosophy, policies and practices as described in this Proxy Statement. Although the voting results are not binding, the Board and the HCC Committee will take into account the results of the vote when considering future executive compensation arrangements.

We encourage our shareholders to read the Compensation Discussion and Analysis, which immediately follows this proposal. The Compensation Discussion and Analysis describes in more detail our executive compensation program and related policies and practices and explains the decisions the HCC Committee has made under this program and the factors considered in making those decisions. We also encourage our shareholders to review the 2024 Summary Compensation Table and other related compensation tables and narratives, which provide detailed information on the compensation of our named executive officers.

Accordingly, we ask our shareholders to vote “FOR” the following resolution, which requires the affirmative vote of a majority of the votes cast:

“RESOLVED, that the shareholders of Willis Towers Watson Public Limited Company approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement for the 2025 AGM in accordance with the SEC’s rules, including in ‘Executive Compensation: Compensation Discussion and Analysis,’ ‘Compensation Tables — Summary Compensation Table’ and related tables and disclosure.”

The Board of Directors unanimously recommends a vote “FOR” the advisory (non-binding) resolution approving the overall executive compensation of Willis Towers Watson’s named executive officers, described in this Proxy Statement pursuant to the compensation disclosure rules of the SEC.

34 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Executive Compensation: Compensation Discussion and Analysis

The Compensation Discussion and Analysis (“CD&A”) describes our compensation philosophy and provides an overview and analysis of (i) our 2024 compensation programs and policies for our NEOs; (ii) the material compensation decisions made by the HCC Committee under those programs and policies as reflected in the executive compensation tables that appear following this CD&A; and (iii) the material factors that the HCC Committee considered and the process it utilized in making those decisions.

CD&A Table of Contents

2024 NEOs
•
Carl Hess – CEO
•
Andrew Krasner – CFO
•
Lucy Clarke – President, R&B (effective July 22, 2024)
•
Julie Gebauer – President, HWC
•
Matthew Furman – General Counsel
•
Adam Garrard – Chairman, R&B (Former Global Head of R&B through July 21, 2024)

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 35

2024 YEAR-END PROXY STATEMENT

Executive Compensation: Compensation Discussion and Analysis (continued)

Executive Summary

NEO 2024 Compensation at a Glance

Strategic Alignment

Our multi-year Transformation Program launched in September 2021 was driven by our Grow, Simplify and Transform strategy, as further described below, and focused on accelerating value for all shareholders.

Strategic Priorities
Grow	Simplify	Transform
Invest to grow at or above market in priority areas	Increase agility and effectiveness; do the basics well	Enhance client and colleague experience through operational excellence

Our 2024 executive compensation program closely aligned with the third and final year of the Transformation Program, which concluded on December 31, 2024. Accordingly, when setting performance targets for the 2024 STI and LTIP, the HCC Committee considered the Company’s strategic priorities driven by the Transformation Program and related goals. Further, in its assessment of performance at year-end, the HCC Committee evaluated the Company’s performance and the NEOs’ contributions and progress towards the predetermined goals for the year. We believe we have successfully executed our Transformation Program strategy. As described in the 2024 Company Highlights below, we delivered financial results which reflect our renewed strength across all our businesses, and our compensation outcomes in 2024, as discussed further in this CD&A, mirror this achievement.

36 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Executive Compensation: Compensation Discussion and Analysis (continued)

2024 Incentive Plans Overview

The 2024 incentive plans aimed to closely align rewards with progress towards the Company’s publicly disclosed long-term goals with the purpose of incentivizing performance as the Company remained focused on the execution of its strategy. In February 2024, after a detailed review, in light of the recent Board refreshment and the resulting change in the HCC Committee membership, the HCC Committee undertook a thorough review of the executive compensation program design principles and made certain changes to the incentive plans, as summarized below. These changes more directly aligned the plan designs with the Company's priorities for the third and final year of the Transformation Program. The 2024 incentive plans for the Company's NEOs and the changes to the prior year designs are summarized below.

2024 STI Design Summary
NEO Role	Enterprise Financial Performance				Segment Financial Performance			Individual Performance
	Adjusted Net Revenue	Adjusted Operating Margin	Free Cash Flow Margin	Total	Adjusted Net Revenue	Adjusted Operating Margin	Total	Individual Objectives	Top 3 Non- Business as Usual Strategic Objectives	Qualitative Financial Performance	Total
CEO	26.7%	26.7%	26.7%	80.0%				20.0%			20.0%
CFO	26.7%	26.7%	26.7%	80.0%					20.0%		20.0%
Segment Heads	18.3%	18.3%	18.3%	55.0%	12.5%	12.5%	25.0%		20.0%		20.0%
General Counsel	24.2%	24.2%	18.3%	66.7%					20.0%	13.3%	33.3%
Potential Payout Opportunity: 0% – 200%
Summary of Changes from Prior Year Design
•
Differentiated the STI component and metric weightings by executive role to align contributions to and impact on performance results with payouts and further emphasize financial performance and accountability. The qualitative individual performance component weighting was decreased from 33.3% to 20% of total STI for the CEO, CFO and Segment Heads.
•
Introduced a segment financial performance component with quantitative financial metrics to strengthen accountability to business performance.
•
Revised the mode of measurement of the enterprise component Free Cash Flow metric from an absolute dollar target to a margin (percentage of revenue) target to align with our forward-looking guidance and investor communications. We consider this measure to be a meaningful metric since it evaluates free cash flow as a percentage of total revenue, providing insight into the Company's cash generation efficiency.
•
Streamlined the individual performance component for executives other than the CEO, by replacing individual objectives and contributions to shared key enterprise operational initiatives with each executive's top three non-business as usual ("BAU") strategic objectives aligned with the Company's Grow, Simplify and Transform strategy. This change emphasized focus on meaningful priorities that supported and drove successful execution of the Company's strategy.

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 37

2024 YEAR-END PROXY STATEMENT

Executive Compensation: Compensation Discussion and Analysis (continued)

2024 LTIP Design Summary
75% PSUs (cliff vest at end of performance period, subject to performance)		25% RSUs (vest ratably over three years)

• Aligns executive interests with those of our shareholders

• Incentivizes long-term decision making and meaningful value creation, and rewards exceptional performance

• PSU metrics align a significant portion of executive compensation with the Company’s growth strategy and commitment to driving shareholder value:

• Supports retention as the Company executes its Grow, Simplify and Transform strategy • Aligns the Company’s LTIP with market practice
50% Three-Year Average Annual Adjusted Net Revenue Growth	50% Three-Year Average Annual Adjusted Operating Margin Improvement
Financial results based on performance relative to target for each metric with payout determined using sliding scale for each metric.
• PSU Modifier (Potential 0.8x to 1.2x Modifier on Financial Performance Results): Relative TSR against the S&P 500
Potential Payout Opportunity: 0% – 200%
Summary of Changes from Prior Year Design
•
Replaced Adjusted Operating Margin with Three-Year Average Annual Adjusted Operating Margin Improvement to ensure that the PSUs incentivize and reward performance throughout the three-year performance period, not just the final year results.
•
Removed the Adjusted EPS Growth metric and allocated the corresponding weighting to the existing revenue metric to provide a stronger tie to the Company's strategic emphasis of delivering profitable growth.
•
Introduced a relative TSR modifier to further reinforce alignment of payouts with shareholder returns. The S&P 500 was selected as the performance benchmark as the Company has too few direct competitors to establish meaningful benchmarks, and the HCC Committee believes that the executives should be rewarded for outperforming the broader stock market returns, as represented by the S&P 500.

38 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Executive Compensation: Compensation Discussion and Analysis (continued)

Summary of NEO 2024 Target Total Direct Compensation

The HCC Committee approved the target compensation levels set forth in the table below for the NEOs in 2024. These values differ from those reflected in the Summary Compensation Table, which reports actual STI outcomes and the grant date fair value of LTIP awards in accordance with SEC rules.

NEO	Base Salary	STI Target		LTIP Target		Target Total Direct Compensation [1]
		% of Base Salary	$	% of Base Salary	$
Mr. Hess	$1,000,000	200%	$2,000,000	850%	$8,500,000	$11,500,000
Mr. Krasner	$800,000	125%	$1,000,000	250%	$2,000,000	$3,800,000
Ms. Clarke [2,3]	$802,250	125%	$1,002,813	225%	$1,805,063	$3,610,125
Ms. Gebauer	$682,500	125%	$853,125	250%	$1,706,250	$3,241,875
Mr. Furman	$619,500	125%	$774,375	175%	$1,084,125	$2,478,000
Mr. Garrard [2,4]	$646,934	125%	$808,668	250%	$1,617,336	$3,072,938

(1)
For additional detail regarding the above target total compensation, as well as actual compensation earned by the NEOs in 2024, including NEO pension benefits, see the discussion under “Compensation Decisions and Outcomes” and the Summary Compensation Table under “Compensation Tables” below.
(2)
The figures for Mr. Garrard and Ms. Clarke have been converted from British pounds into U.S. dollars at the five-year average exchange rate (2020 – 2024) (£1:$1.2836).
(3)
Ms. Clarke did not receive a 2024 LTIP award given the timing of her appointment in July 2024. Ms. Clarke received cash and equity awards in connection with her appointment as detailed below.
(4)
Mr. Garrard became Chairman, R&B and no longer serves as an executive officer of the Company (as defined by the rules of the SEC) as of Ms. Clarke’s arrival to WTW on July 22, 2024.

Ms. Clarke joined the Company as President of R&B on July 22, 2024. Per the terms of Ms. Clarke’s offer letter, her annual base salary is £625,000, STI target is 125% of base salary and LTIP target is 225% of base salary. The table above reflects her full-year target opportunity. In connection with her joining the Company and to further incentivize her and address compensation forfeitures from her prior employment, Ms. Clarke also received: (i) a sign-on equity award of time-based RSUs with a grant date fair value of $1,000,000, which vest ratably over five years; (ii) a buyout cash bonus payment of £1,150,000; (iii) a buyout equity award of time-based RSUs with a grant date fair value of $3,000,000, which vest ratably over three years; and (iv) an additional buyout equity award of fully-vested RSUs with a grant date fair value of $1,550,000. Per the terms of Ms. Clarke's offer letter, her buyout cash bonus payment and additional buyout equity award are subject to repayment provisions in the event that she voluntarily leaves the Company or is dismissed for gross misconduct before completing one full year of service with the Company, as discussed in the section entitled “Compensation Tables — Potential Payments to Named Executive Officers Upon Termination and/or Change in Control.” Additional information regarding Ms. Clarke’s offer letter is discussed in the section entitled “Compensation Tables — Named Executive Officers’ Employment Agreements.”

2025 Compensation and Incentive Plan Design Preview

In December 2024, the HCC Committee reviewed the executive officers’ 2025 target total direct compensation and incentive plan designs. In February 2025, the HCC Committee approved certain changes to NEO 2025 target total direct compensation and the 2025 STI and LTIP designs, which are discussed further in the section entitled “— Compensation Decisions and Outcomes — 2025 Compensation Preview” below.

2024 Company Highlights

2024 was a milestone year for WTW. The successful completion of our strategic transformation focused on our core priorities — Grow, Simplify, and Transform — has strengthened our competitive position and enabled us to produce solid results for the year. Three years of dedicated effort toward these goals has resulted in WTW becoming a faster-growing,

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 39

2024 YEAR-END PROXY STATEMENT

Executive Compensation: Compensation Discussion and Analysis (continued)

more focused and more profitable company. We achieved business growth through strategic investments in talent and innovation, streamlined operations to enhance efficiency and agility and modernized our practices to improve overall performance. Our financial results for 2024 reflect the successful execution of this strategy. The key highlights are as follows:

Financial Performance in 2024
2024 Financial Targets	Revenue	Adjusted Operating Margin	Adjusted EPS	Free Cash Flow
	$9.9+ billion Mid-single digit organic growth	23.0% – 23.5% + 100 – 150 basis points	$16.00 – $17.00 + 10% – 17% growth	Incremental improvement
2024 GAAP Results	Revenue	Operating Margin	Diluted EPS	Cash Flows from Operating Activities
	$9.9 billion + 5% growth	6.3% - 810 basis points	$(0.96) not meaningful	$1.5 billion + 12% growth

2024 Non-GAAP [1] Results	Organic Revenue	Adjusted Operating Margin	Adjusted EPS	Free Cash Flow
	+ 5% growth	23.9% + 190 basis points	$16.93 + 17% growth	$1.4 billion + 15% growth

The Company’s results were driven by a number of factors, enabling us to produce outcomes that were aligned with or better than our 2024 financial targets provided in guidance to investors prior to the start of the year. In addition to the financial targets listed above, the Company aimed to deliver $450 million of Transformation cumulative run-rate savings by the end of the year.

•
WTW posted 5% revenue growth, bringing revenue to $9.9 billion in 2024, as targeted. Top line growth was fueled by the ongoing success of our R&B specialization strategy, and the contributions of our investments in talent and technology, alongside strong demand for our benefits and human capital services in HWC.
•
GAAP operating margin for 2024 was not meaningful or representative of the Company’s results primarily due to the sale of TRANZACT and the relating impairment charge. The Company's 2024 adjusted operating margin was 23.9%, exceeding the high end of the adjusted operating margin target range of 23.5%. The 190 basis point margin increase was primarily driven by greater operating leverage and Transformation Program savings.
•
Similarly, GAAP diluted EPS results were not meaningful or representative of the Company’s results primarily due to the sale of TRANZACT. Adjusted EPS growth was primarily driven by the top line growth and improved profitability described above, as well as $901 million in share repurchases. The improvement in core operating performance was partially offset by a significant decline in pension income, bringing adjusted diluted earnings per share to $16.93, in line with the target range.
•
The Company generated free cash flow of $1.4 billion in 2024 with a free cash flow margin of 13.9% compared to 12.6% in the prior year. The improvement was primarily driven by operating margin expansion, partially offset by cash outflows related to Transformation Program-related costs.
•
WTW delivered $473 million of cumulative run-rate savings since the inception of the Transformation program, to contribute ~480 basis points of margin improvement, while investing for growth. Cumulative run-rate savings were primarily attributable to process optimization as we focused on building an infrastructure from which to drive further efficiencies.

1 See pages 59 – 64 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on February 25, 2025, for a reconciliation of GAAP to non-GAAP figures identified in this CD&A. All financial results are presented on a continuing operations basis except where stated otherwise.

40 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Executive Compensation: Compensation Discussion and Analysis (continued)

The financial accomplishments above were also driven by our achievements against our 2024 strategic priorities, which are summarized below.

Delivered on our Strategic Priorities in 2024
Grow
•
Enhanced our client offerings using data, technology and analytics – Our specialization strategy was the primary driver of growth in R&B, strengthening our market position and our growth profile.
•
Launched new solutions and advanced our smart connections strategy – HWC delivered sustainable organic growth, bolstered by innovations to meet evolving market needs.

Simplify
•
Completed the sale of TRANZACT – Sharpened our strategic focus by simplifying our portfolio, strengthening our margin profile and accelerating our progress on improving free cash flow and free cash flow margin.

Transform
•
Successful completion of our Transformation Program – We generated $473 million in cumulative run-rate savings since the program’s inception to contribute ~480 basis points of margin improvement from the 2021 baseline, exceeding the $450 million target.
•
Returned nearly $1.3 billion of capital to our shareholders in 2024, paying $354 million in dividends and repurchasing $901 million in Company shares – We continue to pursue a disciplined capital allocation strategy that balances capital return with internal investments and strategic M&A to deploy our capital in what we believe to be the highest return opportunities.

Reflecting the achievements described above and other factors taken into consideration, including maintaining alignment between NEO awards and broad-based colleague STI payouts (as a percentage of target), market practice, retention and rewarding performance as the Company executed on its strategic vision, (i) the NEO 2024 STI awards were earned at between 111.8% and 119.5% of target and (ii) the 2022 PSUs were earned at 149.4% of target. A detailed discussion of performance relative to the goals and objectives of each plan can be found in the section entitled “— Compensation Decisions and Outcomes” below.

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 41

2024 YEAR-END PROXY STATEMENT

Executive Compensation: Compensation Discussion and Analysis (continued)

Shareholder Engagement and Say-on-Pay

The Company regularly engages with its shareholders. In addition to continuous communication throughout the year, each year during the spring and fall seasons we formally reach out to shareholders holding over a majority of our shares in the aggregate and then discuss their feedback with our Board. The purpose of our formal year-round outreach is to foster relations with our shareholders by enhancing communications on corporate governance, executive compensation and environmental and social issues and providing our shareholders with a forum to discuss any questions they may have or voice any concerns. We also use the opportunity to explain various proposals included within the Proxy Statement. Members of management and directors participate in discussions with shareholders.

The Governance and HCC Committees are both involved in the outreach program. Generally, we review our outreach plans and the results of our outreach efforts and discuss any significant feedback with both Committees (and the full Board, as appropriate). The Committees continue to value and consider shareholder feedback, among other factors, in their evaluation of the Company’s executive compensation program and corporate governance structure.

Over the course of 2024, we reached out to shareholders holding approximately 60% of our outstanding shares, with approximately 40% of outstanding shares responding to the outreach in some manner. In connection with the 2024 proxy season outreach, shareholders were generally supportive of the Company’s proposals, including our 2024 Say-on-Pay proposal approving our NEOs’ compensation, which received approximately 90% support at the 2024 AGM. We generally consider feedback from our shareholders during our outreach, as well as the results of the Say-on-Pay vote, when considering any potential changes to our compensation program.

42 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Executive Compensation: Compensation Discussion and Analysis (continued)

Executive Compensation Design

Pay Philosophy

Our vision is to excel as an advisory, broking and solutions company for the benefit of all our stakeholders – creating a competitive advantage and delivering sustainable, profitable growth. We have focused on achieving this by executing our three strategic priorities for our Transformation Program: Grow, Simplify and Transform. To continue to build upon the success of the Transformation Program, which concluded as of December 31, 2024, it remains critical for us to attract and retain highly qualified executives and colleagues who embrace our vision and support our growth strategy in a collaborative manner, in alignment with the long-term interests of our shareholders.

Our compensation policy is governed by the following principles, which guide how we structure our executive compensation program and reach compensation decisions for our NEOs:

Principle	How We Achieve This
Attract, motivate and retain highly qualified executives
•
In determining appropriate target pay opportunities, the HCC Committee evaluates a number of factors, including but not limited to an individual’s role, tenure, experience, contribution and performance, as well as comparisons to peers and market practices.
•
Although the HCC Committee considers each component of compensation (base salary, STI, LTIP and pension) separately, it also considers total rewards in aggregate to ensure competitiveness, incentivize top performance and drive alignment between the executive team and with shareholders.

Align executive interests with our strategy of maximizing shareholder value
•
LTIP awards are made in the form of PSUs and RSUs, weighted at 75% and 25%, respectively. Collectively these awards account for the largest portion of the CEO’s 2024 target total direct compensation and, on average, 51% of the other NEOs’ 2024 target total direct compensation.
•
PSU performance metrics align a significant portion of NEO compensation with WTW’s strategic priorities and commitment to driving shareholder value.
•
RSUs align executive rewards with share price performance and support retention.

Align executive team interests to drive profitable growth	• NEO STI awards are based on enterprise and segment financial performance, as well as strategic objectives, to support and drive successful execution of the Company’s strategy.
Pay for performance
•
A significant portion of each NEO's compensation is variable and at-risk, including STI awards (cash) and LTIP awards (equity). 91% of the CEO’s 2024 target total direct compensation was variable, and, on average, 78% of the other NEOs' 2024 target total direct compensation was variable.
•
Incentive plans include a range of metrics to reward executives for exceptional performance and contributions at the enterprise, segment and individual levels.

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 43

2024 YEAR-END PROXY STATEMENT

Executive Compensation: Compensation Discussion and Analysis (continued)

Elements of Executive Compensation

The following table summarizes the core elements of our executive compensation program in 2024.

Pay Component	Target Total Direct Compensation Pay Mix		Key Features
	CEO	Other NEO Average
Base Salary Provides market-competitive fixed pay to attract and retain highly talented executives			• Reflects executive’s role, responsibilities and individual performance • Salary adjustments made only to reflect changes in responsibilities and/or when market or internal conditions warrant
Short-Term Incentive Compensation Provides short-term cash awards based on performance relative to achievement against established financial and qualitative objectives

• NEO STI Target Range: 125% – 200% of base salary

• Performance Components:

– CEO and CFO: 800% enterprise financial performance and 20% individual performance

– Segment Heads: 55% enterprise financial performance, 25% segment financial performance and 20% individual performance

– General Counsel: 66.7% enterprise financial performance and 33.3% individual performance

• STI Payout Opportunity: 0% – 200% of target

Long-Term Incentive Compensation

Provides long-term equity awards that align executive interests with those of our shareholders, incents and rewards long-term decision making and meaningful value creation and aims to retain high-performing executives

• NEO LTIP Target Range: 175% – 850% of base salary

• Vehicles: 75% PSUs (cliff-vest at end of three-year period, subject to satisfaction of performance); 25% RSUs (vest ratably over three years)

• PSU Performance Metrics: 50% Three-Year Average Adjusted Net Revenue Growth and 50% Three-Year Average Annual Adjusted Operating Margin Improvement

• PSU Modifier: Relative TSR against the S&P 500; potential 0.8x to 1.2x modifier on financial performance results

• PSU Payout Opportunity: 0% – 200% of target

• Program features for executive officers and other eligible colleagues are fully aligned

Retirement and Other Benefits Encourage sustained services and retention and provide future retirement security; promote health and well-being	Not Included in Target Total Direct Compensation

• Retirement Plans: Qualified and supplemental non-qualified retirement plans

• Welfare: NEOs are eligible to participate in the medical, life insurance and other welfare benefits available to all other colleagues

44 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Executive Compensation: Compensation Discussion and Analysis (continued)

Compensation Practices at a Glance

We maintain a comprehensive compensation and governance framework aligned with market practices and standards.

What We Do	What We Don’t Do

✓ Annual Say-on-Pay vote (as recommended by the Board and management and as supported by a majority of shareholders)

✓ Independent compensation consultant selected, engaged and overseen by the HCC Committee

✓ A substantial majority of total compensation for executives tied to performance

✓ A substantial portion of annual LTIP equity awards for executive officers subject to performance-based vesting requirements

✓ Dividend equivalents accrued on PSUs and RSUs only paid if and when the underlying shares vest

✓ Compensation recoupment policy applicable to executive officers’ cash and equity incentive awards in the event of financial restatement as well as detrimental conduct, as discussed under “Compensation Recoupment Policy” below

✓ All LTIP awards subject to double-trigger vesting upon change in control

✓ Significant share ownership guidelines for executive officers and non-employee directors

✓ HCC Committee oversight of risks associated with compensation policies and practices

  x No excise tax gross-ups in connection with a change in control

  x No share reserve automatic replenishment (evergreen) provision in any share-based plans

  x No pledging by directors and executive officers or hedging by directors and employees of Company shares

  x No significant perquisites for NEOs

  x No CEO employment agreement

x No backdating of share options and no option repricing without shareholder approval

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 45

2024 YEAR-END PROXY STATEMENT

Executive Compensation: Compensation Discussion and Analysis (continued)

Compensation Decisions and Outcomes

Base Salary

The HCC Committee strives to set base salary at a competitive level based on an executive’s position in the relevant markets in which the executive operates. The HCC Committee generally does not provide annual merit increases to executives, but rewards exceptional performance through STI and/or LTIP awards. Adjustments to base salaries are made by the HCC Committee to reflect changes in responsibilities and/or when competitive market or internal conditions warrant. In February 2024, the HCC Committee approved market-informed base salary increases for 2024 of 5% for each of Ms. Gebauer, Mr. Garrard and Mr. Furman.

Short-Term Incentive Compensation

STI awards are an integral component of the NEOs’ total compensation intended to reward exceptional performance over the near-term. Each NEO is eligible to receive an annual STI award with a target value expressed as a percentage of base salary. The targets were established by the HCC Committee based on an evaluation of each NEO’s total compensation, market practice and pre-existing employment arrangements (where applicable).

None of the NEOs’ STI targets were changed in 2024.

2024 STI Design

The 2024 STI program was based upon specific enterprise and segment financial results, and individual performance as outlined in the section above entitled “— Executive Summary — NEO 2024 Compensation at a Glance — 2024 Incentive Plans Overview.” The 2024 STI financial metrics and weightings for enterprise financial performance were intended to align rewards with progress towards publicly disclosed long-term goals, create a unifying, team mindset as the Company focused on the continued execution of its strategic priorities and support the achievement of profitable growth. Customized component weightings were introduced in 2024 in consideration of each NEO’s ability to impact financial results.

Enterprise and Segment Financial Performance Metric Definitions

The 2024 STI performance metrics were intended to generally align with external reporting, subject to further adjustments, including to better measure organic performance on a constant currency basis.

•
Adjusted Net Revenue – Total “Revenue” as reported by the Company in its Form 10-K for the fiscal year ended December 31, 2024, calculated on a “Constant Currency” basis, which represents the year over year change in revenues excluding the impact of foreign currency fluctuations, and on an organic basis to exclude the impact of acquisitions and divestitures during the same period.

•
Adjusted Operating Margin – “Income from operations” generated during the performance period* as reported by the Company in its Form 10-K for the fiscal year ended December 31, 2024 and adjusted for the items defined in the Form 10-K for the performance period* divided by Adjusted Net Revenue. Total Adjusted Operating Margin targets and results will be modified for acquisitions and divestitures closed during the performance period*.
•
Free Cash Flow Margin – Free cash flow as a percentage of revenue, with results modified for acquisitions, divestitures and pension settlements closed during the performance period*. Free cash flow is defined as cash flows from operating activities less cash used to purchase fixed assets and software for internal use.

The above definitions are specific to the STI design, which may vary from those used for LTIP due to the distinct objectives and performance periods associated with each plan.

* Performance period means January 1, 2024 through December 31, 2024.

46 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Executive Compensation: Compensation Discussion and Analysis (continued)

In determining enterprise and segment financial performance targets for 2024, the HCC Committee considered the Company’s strategic priorities and set what it believed were challenging but achievable target levels at 100% payout to incent strong financial performance. The financial targets were based on the budget agreed upon by the Board with management during the first quarter of 2024, consistent with past practice and assuming STI funding for broad-based colleagues at 100% of target. The HCC Committee then set the financial metric weightings and approved the metric sliding scales. The HCC Committee believed the maximum level in each sliding scale represented very strong financial performance for the metric and very significant stretch improvement over the prior year, which would have been difficult to attain but if attained, would have materially contributed to the creation of substantial long-term value.

2024 STI Awards

The following table sets forth the STI awards approved by the HCC Committee and paid in cash to the NEOs for the fiscal year ended December 31, 2024.

NEO	2024 Base Salary	STI Target as % of Base Salary	2024 STI Target	Enterprise Overall Financial Performance Result	Segment Overall Financial Performance Result	Individual Overall Performance Result	2024 STI Award	2024 STI Award as % of STI Target
Mr. Hess	$1,000,000	200%	$2,000,000	119.4%	̶̶	115.0%	$2,370,400	118.5%
Mr. Krasner	$800,000	125%	$1,000,000	119.4%	̶	120.0%	$1,195,200	119.5%
Ms. Clarke [1,2]	$802,250	125%	$1,002,813	119.4%	104.6%	100.0%	$1,121,345	111.8%
Ms. Gebauer	$682,500	125%	$853,125	119.4%	112.4%	120.0%	$1,004,725	117.8%
Mr. Furman	$619,500	125%	$774,375	121.7%	̶	110.0%	$912,244	117.8%
Mr. Garrard [1,3]	$646,934	125%	$808,668	119.4%	104.6%	115.0%	$947,092	117.1%

(1)
The figures for Ms. Clarke and Mr. Garrard have been converted from British pounds into U.S. dollars at the five-year average exchange rate (2020 – 2024) (£1:$1.2836).
(2)
Per the terms of her offer letter, Ms. Clarke was entitled to a full-year 2024 STI award to address the forfeiture of her performance bonus from her previous employer.
(3)
Mr. Garrard’s 2024 STI award reflects the sum of prorated calculations based on the Company’s executive officer STI design for the portion of the year during which he served as an executive officer (i.e., January 1, 2024 through July 21, 2024) and the broad-based STI design for the remainder of the year when he no longer served as an executive officer. For additional detail, see below section entitled “Mr. Garrard’s STI Award Calculation.”

The below sections discuss the results of enterprise and segment financial performance and individual performance that were used to determine the NEO 2024 STI awards.

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 47

2024 YEAR-END PROXY STATEMENT

Executive Compensation: Compensation Discussion and Analysis (continued)

Enterprise Financial Performance (55.0% - 80.0% of Total STI)

Actual performance for the enterprise financial metrics was measured against target performance and the resulting payout percentage was determined using the applicable sliding scale shown below.

Adjusted Net Revenue			Adjusted Operating Margin			FCF Margin
Performance as % of 2024 Target	Adjusted Net Revenue ($M)	Payout as % of Target	Performance as % of 2024 Target	Adjusted Operating Margin	Payout as % of Target	Performance as % of 2024 Target	FCF Margin	Payout as % of Target
≥ 104.0%	≥ $10,395.8	200%	≥ 104.3%	≥ 24.2%	200%	≥ 107.1%	≥ 15.0%	200%
100.0%	$9,996.0	100%	100.0%	23.2%	100%	100.0%	14.0%	100%
98.9%	$9,885.1	90%	98.3%	22.8%	90%	92.9%	13.0%	50%
96.0%	$9,596.1	50%	96.1%	22.3%	75%	< 92.9%	< 13.0%	0%
< 96.0%	< $9,596.1	0%	94.0%	21.8%	25%
			< 94.0%	< 21.8%	0%

For compensation purposes, (i) the 2024 Adjusted Net Revenue target above represented 6% organic growth over the Company’s 2023 Adjusted Net Revenue, (ii) the 2024 Adjusted Operating Margin target represented +120 basis point growth over the Company’s 2023 Adjusted Operating Margin and (iii) the 2024 FCF Margin target represented +130 basis point growth over the Company’s 2023 Free Cash Flow.

Final Performance Results:

2024 Achievement and Performance Result	Adjusted Net Revenue ($M)	Adjusted Operating Margin	FCF Margin
2024 Target Performance:	$9,996.0	23.2%	14.0%
2024 Actual Performance:	$9,929.9	23.9%	13.9%
Actual Performance as % of Target Performance:	99.3%	103.1%	99.0%
Payout as % of Target:	94.0%	171.3%	92.9%
Enterprise Overall Financial Performance Result:
CEO, CFO and Segment Heads:	119.4%
General Counsel:	121.7%

Segment Financial Performance (25.0% of Total STI for Segment Heads)

In 2024, the HCC Committee introduced segment financial performance metrics for Segment Heads to create additional accountability to the financial results of the NEO’s respective segments. Actual performance for the segment financial metrics was measured against target performance and the resulting payout percentage for each Segment Head (Ms. Gebauer, Ms. Clarke and Mr. Garrard) was determined using the applicable sliding scales shown below. Actual performance and resulting performance result is shown within each sliding scale.

48 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Executive Compensation: Compensation Discussion and Analysis (continued)

HWC Payout Grids and Actual Achievement

Ms. Gebauer (President, HWC):

	Adjusted Net Revenue (50% of Segment Result)				Adjusted Operating Margin (50% of Segment Result)
	Performance as % of 2024 Target	Adjusted Net Revenue ($M)	Payout as % of Target		Performance as % of 2024 Target	Adjusted Operating Margin	Payout as % of Target
Maximum	≥ 104.0%	≥ $6,078.9	200%	Maximum	≥ 103.4%	≥ 30.4%	200%
Target	100.0%	$5,845.1	100%	Actual	101.8%	29.9%	153.9%
Actual	98.8%	$5,777.3	71.0%	Target	100.0%	29.4%	100%
Threshold	98.0%	$5,728.2	50%	Threshold	95.2%	28.0%	25%
	< 98.0%	< $5,728.2	0%		< 95.2%	< 28.0%	0%

	HWC Overall Financial Performance Result: 112.4%

R&B Payout Grids and Actual Achievement

Ms. Clarke (President, R&B) and Mr. Garrard (Chairman, R&B and Former Global Head of R&B):

	Adjusted Net Revenue (50% of Segment Result)				Adjusted Operating Margin (50% of Segment Result)
	Performance as % of 2024 Target	Adjusted Net Revenue ($M)	Payout as % of Target		Performance as % of 2024 Target	Adjusted Operating Margin	Payout as % of Target
Maximum	≥ 104.0%	≥ $4,219.4	200%	Maximum	≥ 104.2%	≥ 24.8%	200%
Target	100.0%	$4,057.1	100%	Actual	100.6%	23.9%	115.2%
Actual	99.5%	$4,037.8	94.1%	Target	100.0%	23.8%	100%
Threshold	96.0%	$3,894.8	50%	Threshold	94.1%	22.4%	25%
	< 96.0%	< $3,894.8	0%		< 94.1%	< 22.4%	0%

	R&B Overall Financial Performance Result: 104.6%

The HCC Committee also took into consideration the impact of the broad-based STI compensation expense on the calculation of segment Adjusted Operating Margin and that the Adjusted Operating Margin targets were set assuming the expense for broad-based STI funding would be 100% (at target). In light of these considerations, the HCC Committee determined the calculation of Adjusted Operating Margin would exclude any broad-based STI expense for above target payouts in order to eliminate unintended adverse consequences on the Segment Head results, for purposes of compensation. The impact of this adjustment ranged from $10,687 to $23,817.

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 49

2024 YEAR-END PROXY STATEMENT

Executive Compensation: Compensation Discussion and Analysis (continued)

Individual Performance (20.0% - 33.3% of Total STI)

In 2024, the HCC Committee determined that the individual performance component of the 2024 STI plan would include customized weighted components for each NEO, described in the below table.

Individual Performance Component Weightings (as a % of Total STI)
NEO Role	Individual Objectives	Strategic Objectives Aligned with “Transforming and Simplifying to Grow” strategy	Qualitative Financial Performance Including management of function budget and achievement of Transformation targets	Total
CEO	20.0%	̶̶̶	̶	20.0%
CFO and Segment Heads	̶	20.0%	̶	20.0%
General Counsel	̶	20.0%	13.3%	33.3%

When assessing the individual performance component for the NEOs, the HCC Committee considered their achievements relative to their objectives and goals in the applicable performance areas above, which contributed to the Company's strong overall performance and successful execution of the Company’s strategy. The HCC Committee also considered the CEO’s performance recommendations for the NEOs other than himself. Relevant highlights of the objectives and achievements considered by the HCC Committee when determining each NEO’s individual performance for 2024 are as follows:

Mr. Hess (CEO)
2024 Individual Objectives and Achievements

  Executive and Enterprise Scorecard

•
Led Company growth through strategic acquisitions, divestitures and partnerships, investments in talent and innovation and operational improvements.
•
Spearheaded the Company’s successful completion of the Transformation Program.
•
Concrete actions and results relating to free cash flow discipline and growth.

  Colleague Experience

•
Enhanced the Company’s colleague development programs.
•
Continued investment in talent through changes to the Company’s total rewards and recognition offerings as a result of a global total rewards review.
•
Continued efforts in support of organizational simplification.

Based on the above achievements and consideration of Mr. Hess’s efforts and results against his specific objectives in these areas, the HCC Committee approved an individual performance result of 115.0% for Mr. Hess.

50 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Executive Compensation: Compensation Discussion and Analysis (continued)

Mr. Krasner (CFO)
Top Three 2024 Non-BAU Strategic Objectives and Achievements

  Finance Function Transformation

•
Fully achieved Transformation Program financial and operating model targets within the Finance function.

  Investor Relations Function Transformation

•
Further enhanced investor relations function and activities.

  Portfolio Management Transformation

•
Spearheaded the Company’s inorganic growth efforts by augmenting and leading the Corporate Development function.
•
Oversight of divestitures, acquisitions and special projects in 2024.

Based on the above achievements and consideration of Mr. Krasner’s efforts and results against his specific objectives in these areas, the HCC Committee approved an individual performance result of 120.0% for Mr. Krasner.

Ms. Clarke (President, R&B)
Top Three 2024 Non-BAU Strategic Objectives and Achievements

  Continued Implementation and Refinement of Strategic Model

•
Rapid acclimation into new role and significant contributions to the R&B strategy.

  Focus on Inorganic Growth through Targeted M&A Efforts

•
Continued focus on inorganic growth through targeted M&A activity.
•
Supported leadership focus on growth.

  Efforts Relating to Re-entry into the Reinsurance Market

•
Successful exploration of opportunities resulting in the Company’s joint venture with Bain Capital (“Bain JV”).
•
Continued progress in advancing the Bain JV.

Based on the above achievements and consideration of Ms. Clarke’s efforts and results against her specific objectives in these areas, the HCC Committee approved an individual performance result of 100.0% for Ms. Clarke.

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 51

2024 YEAR-END PROXY STATEMENT

Executive Compensation: Compensation Discussion and Analysis (continued)

Ms. Gebauer (President, HWC)
Top Three 2024 Non-BAU Strategic Objectives and Achievements

  Enhance HWC Portfolio Composition

•
Exceptional leadership to enhance the HWC portfolio composition in 2024 including the completion of the sale of TRANZACT and progress on other strategic and growth opportunities for the business.

  Evolve Wealth Offerings

•
Critical contributions to the growth and evolution of Wealth offerings.

  Explore Business to Business and Business to Consumer (“B2B2C”) Extension

•
Formed team and appointed leaders to evaluate the range of alternatives for B2B2C for the Company.
•
Completed minority stake ownership in Atomos.

Based on the above achievements and consideration of Ms. Gebauer’s efforts and results against her specific objectives in these areas, the HCC Committee approved an individual performance result of 120.0% for Ms. Gebauer.

Mr. Furman (General Counsel)
Top Three 2024 Non-BAU Strategic Objectives and Function Financial Achievements

  Transformation Program Savings

•
Achieved savings targets for the Office of the General Counsel (“OGC”) and implemented significant process enhancements.

  Continue to Implement OGC Projects to Invest in and Improve Functions

•
Successfully implemented projects that improved efficiency and effectiveness within the OGC function.

  Support Internal Clients on Transformation Program and Other Strategic Matters in 2024

•
Provided key support to the businesses and functions in the successful implementation of the Transformation Program.
•
Provided key support for M&A activities.

  Function Financial Performance

•
Efficiently managed core outside counsel spending across the Company and fully met stretch budget goals for the OGC function.

Based on the above achievements and consideration of Mr. Furman’s efforts and results against his specific objectives in these areas, the HCC Committee approved the following results for Mr. Furman’s individual performance: (i) top three non-BAU strategic objectives performance result of 110.0% and (ii) function financial performance result of 110.0%.

52 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Executive Compensation: Compensation Discussion and Analysis (continued)

Mr. Garrard (Chairman, R&B and Former Global Head of R&B)
Top Three 2024 Non-BAU Strategic Objectives and Achievements

  Continue to Implement Industry and Product Specialization

•
Exceptional contributions to segment and enterprise growth.

  Focus on Inorganic Growth through Targeted M&A Efforts

•
Continued focus on inorganic growth through targeted M&A efforts.

  Meet Transformation Program Goals

•
Critical contributions to the achievement of Transformation Program business.
•
Successful transition of responsibilities to Ms. Clarke.
•
Led a successful change management and communications campaign to ensure understanding of R&B’s strategy and components of enterprise success.

Based on the above achievements and consideration of Mr. Garrard’s efforts and results against his specific objectives in these areas, the HCC Committee approved an individual performance result of 115.0% for Mr. Garrard.

Mr. Garrard’s STI Award Calculation

Mr. Garrard served as an executive officer from January 1, 2024 until July 21, 2024. His STI award reflects the sum of prorated calculations based on: (i) the Company’s executive officer STI design for the portion of the year during which he served as an executive officer and, (ii) the Company’s broad-based STI design, which was funded above target, for the remainder of the year when he no longer served as an executive officer. Based on his overall contributions outlined above, and his efforts in supporting the transition of responsibilities to Ms. Clarke whilst he was no longer an executive officer, the CEO recommended, and the HCC Committee approved, an STI award for that time period of 120% of target.

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 53

2024 YEAR-END PROXY STATEMENT

Executive Compensation: Compensation Discussion and Analysis (continued)

Long-Term Incentive Compensation

2024 LTIP Awards

The HCC Committee approved the following 2024 LTIP awards for the NEOs which were granted on April 1, 2024:

NEO	2024 Base Salary	LTIP Target as % of Base Salary	2024 LTIP Award [1]
Mr. Hess	$1,000,000	850%	$8,500,000
Mr. Krasner	$800,000	250%	$2,000,000
Ms. Gebauer	$682,500	250%	$1,706,250
Mr. Furman	$619,500	175%	$1,084,125
Mr. Garrard [2]	$646,934	250%	$1,617,336

(1)
The HCC Committee approves target LTIP award values, that are converted into a number of PSUs and RSUs based on the closing price of an ordinary share on the date of grant. Approved target values differ from the grant date fair values reported in the Summary Compensation Table which are determined in accordance with Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718.
(2)
The figures for Mr. Garrard have been converted from British pounds into U.S. dollars at the five-year average exchange rate (£1:$1.2836). Note that the actual 2024 LTIP award granted to Mr. Garrard was determined based on his 2024 LTIP target value (GBP) and then converted from British pounds into U.S. dollars based on the average exchange rate for the 30 business days ending on the date of the grant (April 1, 2024).

Following a review of external market data and internal pay equity, and in light of continued strong performance in their roles, the HCC Committee approved the following increases to NEO LTIP targets as a percentage of base salary in February 2024: (i) Mr. Krasner, Ms. Gebauer and Mr. Garrard's 2024 LTIP targets from 200% to 250% and (ii) Mr. Furman’s 2024 LTIP target from 150% to 175%. There was no change to Mr. Hess’s LTIP target in 2024. The resulting total compensation for NEOs remains within the competitive range. Ms. Clarke did not receive a 2024 LTIP award, but in connection with her new hire package and to align her incentives with the Company’s long-term performance, Ms. Clarke received the equity awards described above in the section entitled “— Executive Summary — NEO 2024 Compensation at a Glance — Summary of NEO 2024 Target Total Direct Compensation.”

The 2024 LTIP awards will vest upon the certification of the performance achievements by the HCC Committee after the conclusion of the three-year performance period ending December 31, 2026. Additionally, in order for awards to continue to vest following retirement, certain conditions must be satisfied regarding the non-disclosure of confidential Company information. See section entitled “Compensation Tables — Potential Payments to Named Executive Officers Upon Termination and/or Change in Control” below.

2024 – 2026 LTIP Design

54 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Executive Compensation: Compensation Discussion and Analysis (continued)

As discussed above, the HCC Committee approved certain changes to the PSU performance metrics for 2024 to focus on growth. For the 2024 LTIP, the HCC Committee removed the Adjusted EPS Growth metric, previously weighted at 20%, and allocated the corresponding weighting to the Adjusted Net Revenue Growth metric to provide a stronger tie to the Company’s strategic emphasis on delivering profitable growth. The HCC Committee also replaced Adjusted Operating Margin with the Adjusted Operating Margin Improvement metric to help ensure that the LTIP rewards performance throughout the full three-year period, rather than just the final year of the performance period. Management and the HCC Committee believe that delivering improved margins and revenue growth support the successful execution of our strategic priorities to the benefit all stakeholders, including our shareholders. Accordingly, the HCC Committee believes that the PSU metrics, which are intended to measure organic performance, align a significant portion of NEO compensation with the Company's strategic priorities and commitment to driving shareholder value.

A relative TSR modifier, which measures three-year relative TSR against the S&P 500, was also introduced to strengthen the alignment of payouts with shareholder returns. The relative TSR modifier (0.8x – 1.2x) is measured based on the Company’s TSR relative to that of the S&P 500 companies for the performance period. The HCC Committee selected relative TSR as it is aligned with the shareholder experience, requiring that we outperform the market to earn incentives above target. The S&P 500 was selected as a performance-benchmark because the S&P 500 is objectively determined, and the HCC Committee believes that the executives should be rewarded for outperforming the broader stock market returns, as represented by the S&P 500.

PSU Financial Metric and Modifier Definitions
2024-2026 Average Annual Adjusted Net Revenue Growth (50% of PSU Results)	Adjusted Net Revenue Growth means the average of the Company’s annual organic growth figures as reported by the Company in its Form 10-K from 2024 through the end of the performance period*.

2024-2026 Average Annual Adjusted Operating Margin Improvement (50% of PSU Results)

Adjusted Operating Margin Improvement means the average of the basis point changes in Adjusted Operating Margin for each year from 2024 through the end of the performance period*. Total Adjusted Operating Margin Improvement targets and results will be modified for acquisitions and divestitures closed during the performance period.

Adjusted Operating Margin means “Adjusted operating income margin” generated by the Company during the performance period* as reported by the Company in its Form 10-K.

2024-2026 Relative TSR Modifier (Potential 0.8x to 1.2x Modifier on PSU Financial Performance Result)	Annualized TSR means the following:

* Performance period means January 1, 2024 through December 31, 2026.

Earned PSUs will be determined based on a sliding scale for each PSU financial metric with a 100% (target) payout if the applicable target performance goal is achieved. The sliding scales for each financial metric contain thresholds, such that there is a potential of a 0% payout for each metric if the threshold performance goal is not achieved and a 200% payout if the maximum performance goal is achieved. Payouts between defined performance goals are calculated on a straight-line basis. The performance ranges for each financial metric are independent and it is possible to earn a payout on one metric and not the other (assuming the threshold performance goal has been met on that metric).

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 55

2024 YEAR-END PROXY STATEMENT

Executive Compensation: Compensation Discussion and Analysis (continued)

The Company believes that the details of the financial performance ranges prior to the end of the applicable performance period for the PSUs is competitively sensitive information. The relative TSR modifier will be determined based on the achievement of the applicable performance target relating to the Company’s annualized TSR over the performance period relative to the TSR of the S&P 500 constituents as of the last day of the performance period, as set forth in the table below:

WTW’s TSR Relative to the S&P 500 (Modifies PSU Financial Performance Result)
Performance	Percentile Rank	Modifier
Maximum	≥ 75th Percentile	1.2x
Target	50th Percentile	1.0x
Threshold	≤ 25th percentile	0.8x

The maximum payout that can be achieved through the financial metrics and the modifier is 200% of target.

2022 – 2024 PSU Performance Results and Payout

PSUs were granted to the NEOs who were executive officers on April 1, 2022 with a performance period from January 1, 2022 to December 31, 2024. Following the end of the performance period, the number of PSUs earned was determined based on the level of the Company’s achievement of the performance targets established for the 2022 PSUs set forth in the following tables:

Adjusted Operating Margin (50% of PSU Result)			Adjusted Net Revenue (30% of PSU Result)			Adjusted EPS (20% of PSU Result)
Performance as % of 2024 Target	2024 Adjusted Operating Margin	Payout as % of Target	Performance as % of 2024 Target	2024 Adjusted Net Revenue ($M)	Payout as % of Target	Performance as % of 2024 Target	2024 Adjusted EPS	Payout as % of Target
≥ 108.7%	≥ 25.0%	200%	≥ 104.0%	≥ $9,911.3	200%	≥ 128.6%	≥ $22.57	200%
104.3%	24.0%	150%	102.0%	$9,720.7	150%	117.1%	$20.55	150%
100.0%	23.0%	100%	100.0%	$9,530.1	100%	100.0%	$17.55	100%
95.7%	22.0%	75%	97.0%	$9,244.2	75%	94.3%	$16.55	75%
91.3%	21.0%	50%	95.0%	$9,053.6	50%	91.4%	$16.04	50%
< 91.3%	< 21.0%	0%	< 95.0%	< $9,053.6	0%	< 91.4%	< $16.04	0%

56 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Executive Compensation: Compensation Discussion and Analysis (continued)

Final Performance Results:

2024 Achievement and Performance Result	2024 Adjusted Operating Margin	2024 Adjusted Net Revenue ($M)	2024 Adjusted EPS
2024 Target Performance:	23.0%	$9,530.1M	$17.55
2024 Actual Performance:	23.9%	$9,923.7M	$16.92
Actual Performance as % of Target Performance:	103.9%	104.1%	96.4%
Payout as % of Target:	145.0%	200.0%	84.3%
Overall PSU Performance Result:	149.4%

The overall PSU performance result was applied to the target number of shares under the PSU award including dividend equivalents accrued through the vesting date. The earned shares under the award will vest in April 2025, subject to continued employment, unless eligible for retirement vesting benefits. For additional detail, see section entitled “Compensation Tables — Outstanding Equity Awards at Fiscal Year-End.”

Benefits

Retirement Plans

U.S. Plans

In 2024, all NEOs, except for Mr. Garrard and Ms. Clarke (who are based in the U.K.) participated in the qualified and supplemental non-qualified retirement plans sponsored by the Company in the U.S. described below. The Company’s sponsorship of such plans is consistent with its belief that retirement plans continue to represent a crucial and viable means to encourage sustained service with the Company and to provide for the future retirement security of our colleagues.

•
Willis Towers Watson Qualified Pension Plan – A broad-based, tax-qualified defined benefit pension plan that provides benefits to eligible colleagues of the Company using a contributory stable value formula. As of January 1, 2024, the non-contributory component of the Qualified Pension Plan was frozen and a new contributory formula was implemented. In general, all U.S. salaried and hourly colleagues are eligible to participate after completing one year of service. For additional details, see section entitled “Compensation Tables — Pension Benefits at 2024 Fiscal Year-End.”
•
Willis Towers Watson Non-Qualified Stable Value Excess Plan for U.S. Employees (“WTW Stable Value Excess Plan”) – An unfunded deferred compensation plan for select management and other highly compensated colleagues, including the Company’s executive officers, with the purpose of providing participants with supplemental and deferred compensation benefits on eligible earnings that exceed the Internal Revenue Code (“IRC”) limit through the accrual of a contributory or non-contributory stable value benefit. All employee contributions and all Company accruals are credited in the form of Company share units under the Company’s 2012 Plan, will accrue dividend equivalents and will be paid in Company shares. The WTW Stable Value Excess Plan was closed to new hires after December 31, 2023. The above changes effective January 1, 2024 for the Qualified Pension Plan are also effective for the Non-Qualified Stable Value Excess Plan. For additional details, see section entitled “Compensation Tables — Non-Qualified Deferred Compensation for the Fiscal Year Ended December 31, 2024.”
•
Qualified Savings Plan – A 401(k) savings plan available for U.S. employees to provide a means for saving towards retirement and pursuant to which matching contributions are made. Effective January 1, 2024, the Company contribution was changed to a non-elective 3.5% of eligible earnings (base salary plus certain bonuses) from a matching contribution (100% of the first 1% of earnings plus 50% of the next 5% of earnings). The matching contribution will be deposited annually in the first quarter of the following year.

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 57

2024 YEAR-END PROXY STATEMENT

Executive Compensation: Compensation Discussion and Analysis (continued)

•
Willis Towers Watson Non-Qualified Deferred Savings Plan for U.S. Employees (“WTW Deferred Savings Plan”) – An unfunded deferred compensation plan for select management and other highly compensated colleagues who contribute significantly to the future success of the Company, including the Company’s executive officers. The purpose of the plan is to provide this group with a means to defer receipt of a portion of their compensation that exceeds the IRC limit, and potentially to receive a discretionary matching contribution from the Company. All deferrals and all Company matches are credited in the form of Company share units under the Company’s 2012 Plan, will accrue dividend equivalents and will be paid in Company shares. For additional details, see section entitled “Compensation Tables — Non-Qualified Deferred Compensation for the Fiscal Year Ended December 31, 2024.”

U.K. Plans

For U.K. employees, a defined contribution plan, the Willis Group Personal Pension Plan (which replaced the Willis Stakeholder Pension Scheme as of February 1, 2015), is available for new employees. Ms. Clarke participated in the Willis Group Personal Pension Plan in 2024. Mr. Garrard did not participate in the Willis Group Personal Pension Plan in 2024, and instead elected to receive cash supplements in lieu of Company contributions to the Willis Group Personal Pension Plan.

Other Benefits

Employee Welfare Benefit Plans

Our NEOs are eligible to participate in the medical, life insurance and other welfare benefits available to all other colleagues. There are no special medical plans or other welfare plans for our NEOs.

Broad-Based Share Purchase Plans

Our NEOs are eligible to participate in the broad-based share purchase plans available to all other colleagues in the eligible countries which are described below.

1)
Willis Towers Watson Employee Share Purchase Plan – A voluntary program which allows colleagues to buy WTW shares at a discounted price. Colleagues who elect to participate will select a contribution rate (1 – 10% of pay, after tax, up to the annual maximum limit of $25,000). Colleague contributions accumulate during a six-month offering period, and WTW shares are purchased at a 15% discount of the closing price on the last trading day of the offering period. Mr. Hess, Mr. Krasner and Mr. Furman elected to participate in the plan during 2024,
2)
The Willis Towers Watson UK Tax Advantage Share Incentive Plan – A tax-advantaged employee share plan which allows colleagues who are U.K. tax residents to participate in an employee share plan in a tax-efficient manner (i.e., no income tax and National Insurance Contributions if purchased shares are held for five or more years. Colleagues acquire WTW shares by monthly contribution from £10 – £150 (up to an annual maximum limit of £1,800). Mr. Garrard elected to participate in the plan during 2024.

Perquisites

The HCC Committee believes that providing generous executive perquisites is not necessary to attract and retain executive talent nor is it consistent with the Company’s pay-for-performance philosophy. In 2024, we did not provide significant perquisites to the NEOs, as described in the Summary Compensation Table.

58 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Executive Compensation: Compensation Discussion and Analysis (continued)

Severance Benefits

The HCC Committee believes that severance benefits are a necessary component of a competitive compensation program because they help in attracting executives from outside of the Company and minimize distraction and ensure continuity during times of uncertainty or transition, including during a change in control. In certain cases, such benefits are consideration for an executive’s agreement not to compete. Set forth below is a summary of the NEOs’ termination arrangements as of December 31, 2024. The NEOs do not receive any form of tax gross-ups, significant perquisites or automatic payments in connection with a change in control of the Company.

Executive Severance Plans

All NEOs except for Mr. Furman (who has severance terms included in his employment agreement) are participants of the Company’s executive severance plans as described further below. For additional details on payments that may be due to the NEOs in certain termination scenarios, see “Compensation Tables — Potential Payments to Named Executive Officers Upon Termination and/or Change in Control.”

The Willis Towers Watson Public Limited Company Severance and Change in Control Pay Plan for U.S. Executives as amended on June 5, 2020 and February 22, 2022 (the “U.S. Executive Severance Plan”) and the Willis Towers Watson Severance and Change in Control Pay Plan for Non-U.S. Executives as amended on February 22, 2022 (the “Non-U.S. Executive Severance Plan,” and together, the “Executive Severance Plans”), provide for the payment of severance benefits to NEOs in the termination scenarios summarized below.

Executive Severance Plans Summary
Involuntary Termination [1] Outside of Change in Control Period

•
CEO: (i) 2x base salary (paid in monthly cash installments); (ii) 2x STI target; and (iii) cost of COBRA premiums for the continuation of group healthcare coverage for up to 24 months following participant’s termination
•
Other NEOs [2]: (i) 1x base salary (paid in monthly cash installments); (ii) 1x STI target; and (iii) cost of COBRA premiums for the continuation of group healthcare coverage for up to 18 months following participant’s termination [3]

Qualifying Termination [1] During Change in Control Period

•
CEO: (i) 3x base salary (paid in cash lump sum); (ii) 3x STI target; (iii) pro-rata portion of STI award payable for year in which termination occurs based on period participant is employed during year; and (iv) cost of COBRA premiums for the continuation of group healthcare coverage for up to 24 months following participant’s termination
•
Other NEOs [2]: (i) 2x base salary (paid in cash lump sum); (ii) 2x STI target; (iii) pro-rata portion of STI award payable for year in which termination occurs based on period participant is employed during year; and (iv) cost of COBRA premiums for the continuation of group healthcare coverage for up to 18 months following participant’s termination [3]

(1)
Involuntary Termination means a participant’s employment is involuntarily terminated without “cause” and other than due to the participant’s death or “permanent disability.” Qualifying Termination means an Involuntary Termination or a participant’s resignation for “good reason” in connection with a “change in control.” Change in Control Period is the period commencing 6 months prior to a change in control and ending 24 months following a change in control.
(2)
Excludes Mr. Furman who has severance terms included in his employment agreement.
(3)
Continued medical coverage is included in the U.S. Executive Severance Plan only. As non-U.S. persons, Mr. Garrard and Ms. Clarke are covered by the Non-U.S. Executive Severance Plan.

Equity award vesting acceleration treatment is addressed separately as set forth in executive’s equity award agreements.

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 59

2024 YEAR-END PROXY STATEMENT

Executive Compensation: Compensation Discussion and Analysis (continued)

In addition to the severance benefits described in the Executive Severance Plans Summary above certain NEOs are eligible for additional benefits as described below and further discussed in the section entitled “Compensation Tables — Potential Payments to Named Executive Officers Upon Termination and/or Change in Control”:

•
Mr. Krasner: In the event of Mr. Krasner’s resignation for “good reason” prior to the 6-month period preceding a “change in control” or after the 24-month period following a “change in control” (as such terms are defined in the U.S. Executive Severance Plan), Mr. Krasner would be entitled to: (i) monthly cash installments during a 12-month period equal to the sum of 12 months of base salary and one times target STI and (ii) the cost of COBRA premiums for the continuation of group healthcare coverage for up to 18 months following the termination date.
•
Ms. Clarke: Subject to satisfaction of certain conditions set forth in Ms. Clarke’s offer letter, Ms. Clarke may also be entitled to additional accelerated payments and/or vesting of certain amounts in the event of a termination of employment in connection with a “change in control” (as such term is defined in the Non-U.S. Executive Severance Plan).
•
Mr. Garrard: Effective as of June 17, 2022, the HCC Committee approved certain enhanced termination provisions applicable to Mr. Garrard’s outstanding and future LTIP awards.

2025 Compensation Preview

2025 Incentive Plan Changes

As the Transformation program concluded, the HCC Committee again conducted a thorough review of the executive incentive compensation plans to ensure that they support the Company’s go forward strategy. While the 2025 STI and LTIP designs remain largely similar to the 2024 designs, the HCC Committee approved certain changes in February 2025 which are summarized below.

2025 STI Design Summary
NEO Role	Enterprise Financial Performance (% of Total STI)	Segment Financial Performance* (% of Total STI)	Individual Performance Modifier
CEO, CFO and General Counsel	100%	N/A	Up to +/- 20% discretionary adjustment to calculated financial performance results
Segment Heads	50%	50%
Potential Payout Opportunity: 0% – 200%

Summary of Changes
•
Increased the weighting of financial performance metrics compared to 2024. The enterprise performance component weighting was increased: (i) from 80% to 100% of total STI for the CEO and CFO and (ii) from 66.7% to 100% for the General Counsel. For Segment Heads, the enterprise performance component weighting was decreased from 55% to 50% and the segment performance component weighting was increased from 25% to 50%.
•
Enterprise metric weightings were adjusted to provide for uniform alignment of enterprise performance results (37.5% Adjusted Net Revenue, 37.5% Adjusted Operating Margin and 25.0% FCF Margin) across all NEO roles
•
Weighted individual performance component was replaced with an individual performance modifier to be used to reward for performance not captured by financial results, including M&A and individual objectives. The total potential payout will remain subject to a 200% cap.

* Segment financial performance metrics and metric weightings remain the same as prior year (50% Adjusted Net Revenue and 50% Adjusted Operating Margin).

60 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Executive Compensation: Compensation Discussion and Analysis (continued)

The 2025 LTIP design remains the same as the 2024 design described in this CD&A, except that specific financial targets have been changed.

2025 Target Total Direct Compensation Changes

In February 2025, following a review of external market data and internal pay equity, and in light of continued strong performance in their roles, the HCC Committee approved increases to 2025 target total direct compensation for Mr. Krasner and Ms. Gebauer as detailed below.

NEO	2025 Base Salary [1]	2025 STI Target [2]		2025 LTIP Target [3]		2025 Target Total Direct Compensation	% Increase from 2024
		% of Base Salary	$	% of Base Salary	$
Mr. Krasner	$800,000	150%	$1,200,000	350%	$2,800,000	$4,800,000	26%
Ms. Gebauer	$784,875	125%	$981,094	275%	$2,158,406	$3,924,375	21%

(1)
Ms. Gebauer received a 15% increase to base salary, effective April 1, 2025.
(2)
Mr. Krasner’s 2025 STI target was increased from 125% to 150% of base salary.
(3)
Mr. Krasner’s 2025 LTIP target was increased from 250% to 350% of base salary. Ms. Gebauer’s 2025 LTIP target was increased from 250% to 275% of base salary.

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 61

2024 YEAR-END PROXY STATEMENT

Executive Compensation: Compensation Discussion and Analysis (continued)

Compensation Governance

Role of the HCC Committee

The role of the HCC Committee and its interplay with management and the Board as a whole are set forth below.

Management	HCC Committee	Board of Directors

• CEO makes recommendations to HCC Committee on compensation for executive officers, including NEOs, based on holistic assessment of each executive’s individual performance and overall Company financial goals

• No member of management participates in discussions concerning his or her own compensation

• As appropriate, other executive officers will attend meetings to provide opinions and recommendations

• Evaluates compensation levels for NEOs and administers Company’s executive compensation program

• Reviews and approves all components of executive compensation for NEOs and recommends CEO compensation for Board ratification

• Annually reviews and approves corporate goals and key objectives related to NEO compensation, evaluates NEO performance in light of those goals and objectives and determines and approves NEO compensation

• Recommends non-employee director compensation for Board approval

• Reviews, among other things, compliance with share ownership guidelines, proxy season trends, shareholder feedback and the compensation risk assessment

• Provides input and advice on Company’s human capital and talent strategy

• Reviews its Charter, responsibilities and annual calendar

• Engages an independent compensation consultant

• Ratifies all components of executive compensation for CEO • Approves HCC Committee recommendations on non-employee director compensation, share ownership guidelines and policy

62 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Executive Compensation: Compensation Discussion and Analysis (continued)

Role of the External HCC Committee Consultant

The HCC Committee has the independent authority to hire external consultants, as well as the sole authority to retain and terminate the services of its consultant. In 2024, the HCC Committee engaged Semler Brossy as its independent consultant.

During the course of 2024, Semler Brossy worked directly under the guidance of the Company’s HCC Committee, in cooperation with management, to assist the HCC Committee with executing its executive compensation-related responsibilities. In such role, the HCC Committee’s consultant served as an objective third-party advisor in assessing the reasonableness of compensation levels and the appropriateness of the design of the evolving compensation program structure in supporting the current and future business strategy and human resource objectives. Semler Brossy attended all formal meetings of the Company’s HCC Committee during 2024.

During 2024, Semler Brossy supported the Company’s HCC Committee by assisting with the design and administration of the Company’s executive compensation pay practices, including:

•
reviewing and providing input on the peer group used to benchmark executive pay;
•
assessing the market pay data used to inform 2024 pay decisions;
•
providing input on the pay decisions for the Company’s executive officers, including pay mix and levels;
•
reviewing and providing input on design changes to the Company’s STI and LTIP;
•
reviewing the Company’s Compensation Risk Assessment;
•
reviewing and providing input on changes to the Company’s Executive Share Ownership Policy;
•
reviewing compensation disclosures, including the CD&A; and
•
keeping the HCC Committee informed of changes in the regulatory or governance environment for executive compensation issues.

The HCC Committee was also provided compensation market data and inputs from the Company’s internal compensation consultants (“WTW consultants”). The HCC Committee along with Semler Brossy used the data and analysis provided by the WTW consultants to ensure that the compensation practices were consistent with the compensation philosophy and objectives for both the amount and composition of executive compensation, including that of Mr. Hess. Based on the data and analysis provided by the WTW consultants, as reviewed by Semler Brossy, as well as information from management and Semler Brossy, the HCC Committee applied business judgment in recommending compensation awards, taking into account the dynamic nature of the brokerage and consulting businesses internationally and the adaptability and response required by the senior leadership to manage significant changes that arose during the course of the year.

Other than serving as the consultant to the HCC Committee, Semler Brossy provides no other services to the Company. The HCC Committee determined that, based on the factors specified in the exchange listing rules, Semler Brossy’s services produced no conflicts of interest. The WTW consultants work for the Company and are therefore by definition not independent advisors, although they do provide professional advice, data and guidance to the HCC Committee with the concurrence of Semler Brossy.

Use of Peer Company Data

In making its determinations for fiscal year 2024, the HCC Committee considered publicly available information of a select group of peer companies, as well as survey data from the Company’s compensation surveys, to inform the pay levels and structures for the senior executive team. The peer group was used as the primary reference point for the CEO, CFO and Segment Head compensation benchmarking, while the size-adjusted general industry survey data was the primary reference point for all other NEOs. All compensation data used was reviewed and supported by Semler Brossy as the HCC Committee’s independent compensation consultant.

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 63

2024 YEAR-END PROXY STATEMENT

Executive Compensation: Compensation Discussion and Analysis (continued)

The peer group was selected by the HCC Committee based on the recommendations of the WTW consultants and Semler Brossy based on input from management on the comparability of the business operations of potential peer group companies, including reasonably comparable size (based on revenue and market capitalization) and industry. Information about the peer group companies was used to inform decisions regarding pay levels and mix and program design.

For conducting a competitive assessment of the compensation levels for the Company’s executives for fiscal year 2024, the HCC Committee approved the below peer group of 16 companies, consistent with the peer group used in 2023. At the time the peer group was approved by the HCC Committee, WTW was at the 31st percentile in terms of total revenue and the 50th percentile in terms of market capitalization among this peer group.

Peer Group for 2024 Compensation Decisions
• Aon plc	• First American Financial Corporation
• Arthur J. Gallagher & Co.	• Fiserv, Inc.
• Automatic Data Processing, Inc.	• Marsh & McLennan Companies, Inc.
• Booz Allen Hamilton Holding Corporation	• Principal Financial Group, Inc.
• Cognizant Technology Solutions Corporation	• Robert Half Inc.
• Conduent Incorporated	• S&P Global Inc.
• Fidelity National Financial, Inc.	• The Hartford Financial Services Group
• Fidelity National Information Services, Inc.	• Unum Group

Compensation Policies and Risk

Compensation Risk Analysis

In reviewing the Company’s pay programs, the HCC Committee considers whether the programs encourage unnecessary or excessive risk taking that might have an adverse impact on the Company. At the request of the HCC Committee, the WTW consultants, with the review and concurrence of Semler Brossy, completed a 2024 risk assessment of the Company’s compensation programs. The 2024 risk assessment included a review of the design and features of the Company’s incentive compensation programs in place, as well as an evaluation of program structure and philosophy, design characteristics, performance management and governance practices relative to compensation risk factors. The 2024 compensation risk assessment and the Company’s incentive compensation governance led Semler Brossy and the HCC Committee to agree that the Company’s compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company.

64 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Executive Compensation: Compensation Discussion and Analysis (continued)

Compensation Recoupment Policy

The Company’s compensation recoupment policy (the “Recoupment Policy”), adopted by the Board and administered by the HCC Committee, is intended to encourage sound risk management and individual accountability. The Recoupment Policy satisfies the compliance requirements of the applicable SEC and NASDAQ Listing Rules and extends beyond the requirements of the applicable rules. Under the Recoupment Policy, the HCC Committee may seek to recoup all incentive compensation, including time-vested awards, in the event of Detrimental Conduct, which is defined as conduct that is likely to cause or has caused material financial, operational or reputational harm to WTW. The table below provides a high-level summary of the Recoupment Policy, a full copy of which is posted on the Company’s website under “Investor Relations — Corporate Governance.”

Covered Persons	Company’s current and former executive officers
Covered Events	Financial Restatement	Detrimental Conduct*
Trigger	Financial Restatement due to material noncompliance with any financial reporting requirement under securities laws	Detrimental Conduct that is likely to cause or has caused material financial, operational or reputational harm to WTW
Lookback Period	Three years	Three years
Covered Incentive Compensation	Compensation granted, earned or vested after the effective date of the Recoupment Policy based wholly or in part upon attainment of Financial Reporting Measure	Incentive compensation (awarded, earned, paid or payable), including any bonus, STI award/amount, LTIP award/amount and equity-based awards, including those that vest solely based on continued service
Recoupment Amount	Any excess compensation determined with reference to the restated Financial Reporting Measure(s)

Determined by the HCC Committee with reference to factors including relative degree of fault or involvement, impact of conduct on WTW, magnitude of any loss caused and other relevant facts and circumstances

HCC Committee Discretion	No discretion unless HCC Committee determines that such recovery would be impracticable in accordance with the Policy	Discretion to determine whether Detrimental Conduct has occurred and amount to be recovered

* Detrimental Conduct consists of: (i) the commission of an act of fraud, misappropriation or embezzlement in the course of employment; (ii) the commission of a criminal act, whether or not in the workplace, that in the HCC Committee’s sole discretion, constitutes a felony or crime of comparable magnitude that could subject the Company to reputational harm; (iii) the material violation of a non-compete, non-solicitation, confidentiality or other restrictive covenant agreement; (iv) the willful and material breach of a Covered Person’s obligations under the Company’s Code of Conduct relating to compliance with law or regulations that would give rise to dismissal under the Code of Conduct or termination for Cause (as defined in the policy); or (v) any act or omission involving willful misconduct that resulted in such Covered Person’s termination for Cause.

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 65

2024 YEAR-END PROXY STATEMENT

Executive Compensation: Compensation Discussion and Analysis (continued)

Executive Share Ownership Guidelines

The HCC Committee oversees the implementation of the share ownership policy that applies to the executive officers of the Company, to further align their interests with those of our shareholders and provide meaningful personal interest in sustainable value creation. In September 2024, the HCC Committee approved amendments to the share ownership policy, as summarized below. These changes aim to align with market and peer practice and further align the interests of the Company’s executive officers with those of shareholders and the Company’s share price performance. Most notably, the updated share ownership policy eliminates the prior compliance period of five years to achieve the ownership guideline of 6x base salary for the CEO and 3x base salary for the other executive officers, in favor of a 100% retention ratio, which requires 100% of net after-tax shares to be held until the ownership guideline has been met. Implementing a retention ratio is observed by a majority of WTW’s compensation peers.

Minimum Guidelines	• CEO: 6x base salary • Other Executive Officers: 3x base salary
Retention Ratio	• 100% (defined as the net after tax shares required to be held until the ownership guideline has been met) • Includes all WTW shares, regardless of the means acquired
Shares Counted

•
Shares owned outright or in a trust for benefit (including shares acquired from equity awards or from share market purchases)
•
Shares or units held in broad-based share purchase plans (i.e., the Willis Towers Watson Employee Share Purchase Plan and the Willis Towers Watson UK Tax Advantage Share Incentive Plan)
•
Shares held through a WTW-sponsored savings, retirement or deferred compensation plan
•
Unvested and vested restricted shares or RSUs that are subject to time-based vesting
•
Unvested earned PSUs (i.e., PSUs determined to be earned based on the attainment level of the performance objectives, but still subject to time-based vesting criteria)

Shares Not Counted	• Unvested or vested/unexercised share options • Unvested/unearned PSUs

As of December 31, 2024, the NEOs have satisfied the minimum required share ownership requirements.

Anti-Hedging and Anti-Pledging Policies

The Company prohibits directors and executive officers from pledging any Company shares, including by entering into margin accounts, and prohibits directors and all employees from engaging in hedging transactions with respect to ownership in the Company’s securities (including prepaid variable forward contracts, equity swaps, collars and exchange funds).

66 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Executive Compensation: Compensation Discussion and Analysis (continued)

Additional Information

Share Award Policy

The Board has a policy governing the granting of options and other share-based awards under the Company’s equity plans. The Company has not granted share options or similar types of awards since 2015.

It is the Company’s policy not to backdate option grants or other share-based awards to take advantage of a lower share price or to schedule grants of options or other share-based awards before or after specific events to take advantage of anticipated movements in the price of our shares.

Tax and Accounting Implications

Section 162(m) of the IRC generally limits the deductibility of the compensation payable by public companies to certain executive officers covered by IRC Section 162(m) to $1 million in any taxable year. As a result, short-term and long-term compensation, including performance-based compensation, in excess of $1 million payable to our executive officers who are considered “covered employees” under IRC Section 162(m), which would include our NEOs, will not be deductible for tax purposes. While the non-deductibility of compensation for tax purposes is one of several considerations the HCC Committee weighs in determining its executive compensation program, the HCC Committee retains discretion to structure its executive compensation to be competitive and effective in order to promote the Company’s business goals even if the compensation payable to our NEOs is not fully deductible.

The HCC Committee also takes into consideration the potential implications of Section 409A of the IRC in designing the compensation payable to our NEOs.

The accounting expense of the compensation payable to our NEOs, including the decision to adopt new share-based programs or make any changes to the share-based component of our NEOs’ compensation arrangements, is also factored into the HCC Committee’s decision to approve our NEOs’ compensation.

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 67

2024 YEAR-END PROXY STATEMENT

Human Capital and Compensation Committee Report

This report is submitted to the shareholders of Willis Towers Watson Public Limited Company by the HCC Committee of the Company’s Board of Directors. The HCC Committee consists solely of non-executive directors who are independent, as determined by the Board in accordance with the Company’s guidelines and NASDAQ listing standards.

The HCC Committee has reviewed, and discussed with management, the Compensation Discussion and Analysis contained in this Proxy Statement, and based on this review and discussion, recommended to the Board that it be included in this Proxy Statement.

Submitted by the HCC Committee of the Board of Directors of Willis Towers Watson

Michelle Swanback (Chair), Michael Hammond, Jacqueline Hunt, and Paul Reilly

Human Capital and Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of the HCC Committee. In addition, none of our executive officers serves as a member of the compensation committee of any entity that has one or more of its executive officers serving as a member of our Board.

68 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Compensation Tables

Summary Compensation Table

The following table sets forth information concerning the compensation of the Named Executive Officers for the fiscal year ending December 31, 2024.

A	B	C	D	E	F	G	H	I
Name and Principal Position	Year	Salary ($)	Bonus ($)	Share Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Carl Hess	2024	1,000,000	—	8,933,289	2,370,400	—	198,401	12,502,090
CEO	2023	1,000,000	—	8,499,764	2,499,508	156,923	512,637	12,668,832
	2022	1,058,173	—	7,249,654	1,801,052	—	620,021	10,728,900
Andrew Krasner	2024	800,001	—	2,101,633	1,195,200	12,589	85,325	4,194,748
CFO	2023	800,000	—	1,599,704	1,241,429	21,654	128,839	3,791,626
	2022	800,000	—	1,599,768	1,106,595	3,300	58,789	3,568,452
Lucy Clarke*	2024	357,524	1,476,140	5,549,307	1,121,345	—	11,935	8,516,251
President, R&B
Julie Gebauer	2024	674,375	—	1,792,701	1,004,725	—	98,465	3,570,266
President, HWC	2023	650,000	—	1,499,548	1,028,953	—	211,358	3,389,859
	2022	650,000	—	1,137,196	647,358	—	244,337	2,678,891
Matthew Furman	2024	612,125	—	1,139,184	912,244	14,287	66,199	2,744,039
General Counsel	2023	590,000	—	884,903	903,275	39,662	112,164	2,530,004
	2022	580,000	—	884,776	785,415	21,290	126,620	2,398,101
Adam Garrard*	2024	639,233	—	1,680,613	947,092	—	80,010	3,346,948
Chairman, R&B	2023	615,984	—	1,362,909	975,105	—	79,992	3,033,990
	2022	624,864	—	1,137,434	622,324	—	80,955	2,465,577

* The figures for Ms. Clarke and Mr. Garrard for 2024 have been converted from British pounds into U.S. dollars at the five-year average exchange rate (2020 – 2024), as applicable (£1:$1.2836), except for the Share Awards for Mr. Garrard, which were determined based on his 2024 LTIP target value (GBP) and then converted to U.S. dollars based on the average exchange rate for the 30 business days ending on the date of the grant (April 1, 2024). Note that Ms. Clarke’s Share Awards were denominated in dollars. The figures for Mr. Garrard for 2023 have been converted from British pounds into U.S. dollars at the five-year average exchange rate (2019 – 2023), as applicable (£1:$1.2833), except for the Share Awards, which were determined based on his 2023 LTIP target value (GBP) and then converted to U.S. dollars based on the average exchange rate for the 30 business days ending on the date of the grant (April 1, 2023). The figures for Mr. Garrard for 2022 have been converted from British pounds into U.S. dollars at the five-year average exchange rate (2018 – 2022), as applicable (£1:$1.3018), except for the Share Awards, which were determined based on his 2022 LTIP target value (GBP) and then converted to U.S. dollars based on the average exchange rate for the 30 business days ending on the date of the grant (April 1, 2022).

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 69

2024 YEAR-END PROXY STATEMENT

Compensation Tables (continued)

Salary (Column C)

The amounts shown in column C reflect base salaries earned by each NEO during the listed year.

Bonus (Column D)

The amount in column D reflects Ms. Clarke’s sign-on bonus of £1,150,000 (as converted to U.S. dollars per the note above) fully paid to her in cash in August 2024, in connection her joining the Company and to further incentivize her and address compensation forfeitures from her prior employment.

Share Awards (Column E)

The amounts shown in column E reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in “Note 19-Share-based Compensation” to our Fiscal Year 2024 Consolidated Financial Statements included in our Annual Report on Form 10-K for Fiscal Year 2024 filed with the SEC on February 25, 2025. For awards shown in column E that are subject to both market conditions and performance conditions (2024 LTIP PSUs), the amount included in the table is the full fair value of the award at the grant date consistent with the recognition criteria in FASB ASC Topic 718; the full fair value at the grant date takes into account all possible outcomes of the market condition, as well as the probable outcome with respect to the satisfaction of the performance conditions consistent with the recognition criteria in FASB ASC Topic 718 (excluding the effect of estimated forfeitures). For the 2022 and 2023 LTIP PSU awards (which are subject only to performance conditions), the amount included in the table is the full fair value at the grant date based on the probable outcome with respect to the satisfaction of the performance conditions consistent with the recognition criteria in FASB ASC Topic 718 (excluding the effect of estimated forfeitures). Additional details regarding the 2024 amounts shown in column E for the NEOs are as follows:

					Column E
NEO	Award	Grant Date	PSU Award Aggregate Grant Date Fair Value ($)	RSU Award Aggregate Grant Date Fair Value ($)	Total Share Award Aggregate Grant Date Fair Value ($)
Mr. Hess	2024 LTIP Award	1-Apr-2024	6,808,387	2,124,902	8,933,289
Mr. Krasner	2024 LTIP Award	1-Apr-2024	1,601,785	499,848	2,101,633
Ms. Clarke	Sign-On Award	1-Oct-2024	—	999,729	5,549,307
	Buyout Award	1-Oct-2024	—	2,999,788
	Buyout Award	1-Oct-2024	—	1,549,790
Ms. Gebauer	2024 LTIP Award	1-Apr-2024	1,366,408	426,293	1,792,701
Mr. Furman	2024 LTIP Award	1-Apr-2024	868,205	270,979	1,139,184
Mr. Garrard	2024 LTIP Award	1-Apr-2024	1,280,844	399,769	1,680,613

70 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Compensation Tables (continued)

The aggregate grant date fair value shown in the table above for the NEOs’ PSUs granted pursuant to the 2024 LTIP reflects the value of each award at the grant date based on the probable outcome of the market and performance conditions as of the grant date (target performance). Below is a comparison of the value of each award at the grant date based on the probable outcome of the market and performance conditions and the value of each award at the grant date assuming the highest level of performance conditions will be achieved.

NEO	Award	Grant Date	PSU Award Aggregate Grant Date Fair Value Based on Target Performance ($)	PSU Award Aggregate Grant Date Fair Value Assuming Maximum Performance ($)
Mr. Hess	2024 LTIP Award	1-Apr-2024	6,808,387	12,252,906
Mr. Krasner	2024 LTIP Award	1-Apr-2024	1,601,785	2,882,697
Ms. Gebauer	2024 LTIP Award	1-Apr-2024	1,366,408	2,459,095
Mr. Furman	2024 LTIP Award	1-Apr-2024	868,205	1,562,490
Mr. Garrard	2024 LTIP Award	1-Apr-2024	1,280,844	2,305,106

For more information regarding the equity awards, see the “Grants of Plan-Based Awards” table, the “Outstanding Equity Awards at Fiscal Year-End” table and the section entitled “Executive Compensation: Compensation Discussion and Analysis — Compensation Decisions and Outcomes — Long-Term Incentive Compensation.”

Non-Equity Incentive Plan Compensation (Column F)

The amounts shown in column F reflect the NEOs’ 2024 STI awards, which were fully paid in cash in March 2025.

Change in Pension Value and Non-Qualified Deferred Compensation Earnings (Column G)

This column reflects any aggregate increase in actuarial present values of accumulated benefits during the relevant fiscal year for the NEOs under the Willis Towers Watson Pension Plan and the Towers Watson Supplemental Executive Retirement Plan (“Towers Watson SERP”) (through July 1, 2017, when it was frozen). Any increase in actuarial present value was determined using assumptions that are the same as those used in the Company’s financial statements for the fiscal year ended December 31, 2024, except that retirement is assumed to occur at the earliest unreduced retirement age for the NEOs and no pre-retirement terminations or deaths are assumed to occur. The column does not reflect any aggregate decrease in actuarial present values of accumulated benefits during the relevant fiscal year.

The earliest unreduced retirement ages and detail of any assumption(s) used in the calculations for each of the NEOs is as follows:

•
Mr. Hess – Age 62 under the Legacy Watson Wyatt and pre-July 1, 2017 stable value formulas; Age 65 under the post-July 1, 2017 stable value formula. Age 62 was assumed for Mr. Hess because the majority of his benefit value is unreduced at age 62.
•
Messrs. Krasner and Furman – Age 65 under the post-July 1, 2017 stable value formula.
•
Ms. Gebauer – Age 60 under the Legacy Towers Perrin benefit formula; Age 62 under the pre-July 1, 2017 stable value benefit formula; Age 65 under the post-July 1, 2017 stable value benefit formula. Ms. Gebauer was assumed to retire immediately because the majority of her benefit value is unreduced at age 60 and she has attained that age.
•
Ms. Clarke – Not applicable since Ms. Clarke does not participate in any defined benefit plan.
•
Mr. Garrard – Not applicable since Mr. Garrard does not participate in any defined benefit plan.

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 71

2024 YEAR-END PROXY STATEMENT

Compensation Tables (continued)

The pension values for Messrs. Krasner and Furman increased during the year. The pension value for Mr. Hess and Ms. Gebauer decreased during the year. The increases/(decreases) in the actuarial present values for the NEOs for fiscal year 2024 were ($130,903) for Mr. Hess, $12,589 for Mr. Krasner, ($99,273) for Ms. Gebauer and $14,287 for Mr. Furman. These increases/(decreases) are attributable to a number of factors. The NEOs (except Ms. Clarke and Mr. Garrard) accrued additional benefits in the Willis Towers Watson Pension Plan during 2024. These accruals increased the present values by $47,934 for Mr. Hess, $18,918 for Mr. Krasner, $50,511 for Ms. Gebauer and $25,572 for Mr. Furman. The actuarial present value from the Willis Towers Watson Pension and the Towers Watson SERP increased/(decreased) due to the passage of time by ($94,377) for Mr. Hess, $2,286 for Mr. Krasner, ($82,077) for Ms. Gebauer and $7,840 for Mr. Furman. Changes in the actuarial assumptions were also made during fiscal 2024. The discount rates used to value benefits increased during fiscal 2024 from 5.08% to 5.63% for benefits from the Willis Towers Watson Pension Plan and from 4.94% to 5.27% for the Towers Watson SERP. The assumed lump sum interest rate to determine the value of benefits under the Towers Watson SERP did not change, remaining at 3.00% for Mr. Hess and Ms. Gebauer. The assumption changes described above changed the actuarial present value amounts by ($84,460) for Mr. Hess, ($8,615) for Mr. Krasner, ($67,707) for Ms. Gebauer and ($19,125) for Mr. Furman.

All Other Compensation (Column H)

The amounts shown in column H reflect the aggregate dollar amount of Company contributions to Company-sponsored retirement plans, perquisites and other personal benefits and tax reimbursement for each NEO during 2024. Additional details are shown below.

NEO	Company Contributions to Company- Sponsored Retirement Plans ($) (1)	Perquisites and Other Personal Benefits ($) (2)	Tax Reimbursement ($) (3)	2024 All Other Compensation Total ($)
Mr. Hess	197,782	—	619	198,401
Mr. Krasner	85,325	—	—	85,325
Ms. Clarke	11,935	—	—	11,935
Ms. Gebauer	98,465	—	—	98,465
Mr. Furman	66,199	—	—	66,199
Mr. Garrard	64,823	15,187	—	80,010

(1)
The amounts in this column reflect Company contributions to Company-sponsored retirement plans for the NEOs during 2024:
•
For Mr. Hess: (i) the Company’s contribution to his 401(k) Plan in the amount of $12,075, (ii) Company matching contributions made in the form of fully vested RSUs to the WTW Deferred Savings Plan in the amount of $110,408 and (iii) the value of Company-provided quarterly allocations of fully vested RSUs under the WTW Stable Value Excess Plan in the amount of $75,299.
•
For Mr. Krasner: (i) the Company’s contribution to his 401(k) Plan in the amount of $12,075, (ii) Company matching contributions made in the form of RSUs to the WTW Deferred Savings Plan in the amount of $59,375 and (iii) the value of Company-provided quarterly allocations of RSUs under the WTW Stable Value Excess Plan in the amount of $13,875.
•
For Ms. Clarke, the Company’s contribution to the Willis Group Personal Pension Plan.
•
For Ms. Gebauer: (i) the Company’s contribution to her 401(k) Plan in the amount of $12,075, (ii) Company matching contributions made in the form of fully vested RSUs to the WTW Deferred Savings Plan in the amount of $47,541 and (iii) the value of Company-provided quarterly allocations of fully vested RSUs under the WTW Stable Value Excess Plan in the amount of $38,849.

72 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Compensation Tables (continued)

•
For Mr. Furman: (i) the Company’s contribution to his 401(k) Plan in the amount of $12,075, (ii) Company matching contributions made in the form of RSUs to the WTW Deferred Savings Plan in the amount of $40,964 and (iii) the value of Company-provided quarterly allocations of RSUs under the WTW Stable Value Excess Plan in the amount of $13,160.
•
For Mr. Garrard, the total opt-out supplement received during 2024 in lieu of employer pension contribution.
(2)
The amount in this column for Mr. Garrard reflects (i) U.K. car allowance received during 2024 in the amount of $9,411 and (ii) U.K. parking space in the amount of $5,776 per annum, including VAT. No other NEO received any perquisites or other personal benefits during 2024.
(3)
The amount in this column for Mr. Hess represents a gross-up in relation to a cash payment awarded to him for completion of 35 years of service to the Company.

Total (Column I)

The amounts shown in column I reflect the sum of columns C through H for each NEO.

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 73

2024 YEAR-END PROXY STATEMENT

Compensation Tables (continued)

Grants of Plan-Based Awards

The following table sets forth the grants of plan-based awards made to the NEOs during 2024. Amounts shown in columns C through E relate to the STI award opportunities in respect of 2024. The terms and conditions of these awards are described in the section entitled “Executive Compensation: Compensation Discussion and Analysis — Compensation Decisions and Outcomes — Short-Term Incentive Compensation.” The remaining columns relate to equity awards granted under the 2024 LTIP (which consisted of PSUs and RSUs) and sign-on and buyout equity awards of RSUs granted to Ms. Clarke in connection with her joining the Company.

A	B	C	D	E	F	G	H	I	J	K	L
Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units # (3)	All Other Options Awards: Number of Securities Underlying Units #	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($) (4)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Carl Hess	—	—	2,000,000	4,000,000	—	—	—	—	—	—	—
	4/1/2024	—	—	—	—	—	—	7,771	—	—	2,124,902
	4/1/2024	—	—	—	9,326	23,314	46,628	—	—	—	6,808,387
Andrew Krasner	—	—	1,000,000	2,000,000	—	—	—	—	—	—	—
	4/1/2024	—	—	—	—	—	—	1,828	—	—	499,848
	4/1/2024	—	—	—	2,194	5,485	10,970	—	—	—	1,601,785
Lucy Clarke	—	—	1,002,813	2,005,625	—	—	—	—	—	—	—
	10/1/2024	—	—	—	—	—	—	9,980	—	—	2,999,788
	10/1/2024	—	—	—	—	—	—	5,156	—	—	1,549,790
	10/1/2024	—	—	—	—	—	—	3,326	—	—	999,729
Julie Gebauer	—	—	853,125	1,706,250	—	—	—	—	—	—	—
	4/1/2024	—	—	—	—	—	—	1,559	—	—	426,293
	4/1/2024	—	—	—	1,872	4,679	9,358	—	—	—	1,366,408
Matthew Furman	—	—	774,375	1,548,750	—	—	—	—	—	—	—
	4/1/2024	—	—	—	—	—	—	991	—	—	270,979
	4/1/2024	—	—	—	1,189	2,973	5,946	—	—	—	868,205
Adam Garrard*	—	—	808,668	1,617,336	—	—	—	—	—	—	—
	4/1/2024	—	—	—	—	—	—	1,462	—	—	399,769
	4/1/2024	—	—	—	1,754	4,386	8,772	—	—	—	1,280,844

* The HCC Committee approved enhanced treatment of certain outstanding and future equity awards for Mr. Garrard, which is further described in the section below entitled “— Potential Payments to Named Executive Officers Upon Termination and/or Change in Control.”

(1)
The amounts shown in columns C through E reflect threshold, target and maximum performance for the 2024 STI awards granted to each NEO. The threshold payout for each NEO reflects the minimum possible payout of $0. The maximum payout for each NEO reflects the maximum STI award opportunity of 200% of 2024 STI target. The actual 2024 STI awards granted are shown in column F of the Summary Compensation Table and further analyzed in the table in the section entitled “Executive Compensation: Compensation Discussion and Analysis — Compensation Decisions and Outcomes — Short-Term Incentive Compensation — 2024 STI Awards.” The figures for Ms. Clarke and Mr. Garrard have been converted from British pounds into U.S. dollars at the five-year average exchange rate (2020 – 2024) (£1:$1.2836).

74 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Compensation Tables (continued)

(2)
The number of shares shown in columns F through H reflect threshold, target and maximum performance for the PSUs granted to the NEOs under the 2024 LTIP on April 1, 2024. The PSU performance metrics are 2024-2026 Average Annual Adjusted Net Revenue Growth and 2024-2026 Average Annual Adjusted Operating Margin Improvement, with a relative TSR modifier (potential 0.8x to 1.2x modifier on PSU financial performance result). Earned PSUs will be determined based on a sliding scale for each PSU financial metric with a 100% (target) payout if the applicable target performance goal is achieved. The sliding scales for each financial metric contain thresholds, such that there is a potential of 0% payout for each metric if the threshold performance goal is not achieved and 200% payout if the maximum performance goal is achieved. Payouts between defined performance goals are calculated on a straight-line basis. The performance ranges for each financial metric are independent and it is possible to earn a payout on one metric and not the other (assuming the threshold performance goal has been met on that metric). The Company believes that the details of the financial performance ranges prior to the end of the applicable performance period for the PSUs is competitively sensitive information. The relative TSR modifier will be determined based on the achievement of the applicable performance target relating to the Company’s annualized TSR over the performance period relative to the TSR of the S&P 500 constituents as of the last day of the performance period, as set forth in the table below:

WTW’s TSR Relative to the S&P 500 (Modifies PSU Financial Performance Result)
Performance	Percentile Rank	Modifier
Maximum	≥ 75thPercentile	1.2x
Target	50th Percentile	1.0x
Threshold	≤ 25th percentile	0.8x

The maximum payout that can be achieved through the financial metrics and the modifier is 200% of target. The earned PSUs will vest on April 1, 2027 for all NEOs, subject to the continued employment of the participant during the vesting period, except as otherwise described in the section below entitled “— Potential Payments to Named Executive Officers Upon Termination and/or Change in Control.” Dividend equivalents in the form of additional shares will accrue on the PSUs, but are only paid to the same extent and at the same time as the underlying shares vest. For additional information on the 2024 LTIP, see section entitled “Executive Compensation: Compensation Discussion and Analysis — Compensation Decisions and Outcomes — Long-Term Incentive Compensation.”

(3)
The number of shares shown in column I reflects the RSUs granted to each NEO other than Ms. Clarke under the 2024 LTIP on April 1, 2024. The RSUs will vest in equal installments with an installment vesting on each of the first three anniversaries of the grant date, provided the NEO remains continuously employed by the Company through the applicable vesting date, unless the NEO meets the retirement vesting eligibility requirements under the terms of the program (as Mr. Hess, Ms. Gebauer and Mr. Garrard do). For additional information on the 2024 LTIP, see section entitled “Executive Compensation: Compensation Discussion and Analysis — Compensation Decisions and Outcomes — Long-Term Incentive Compensation.” For Ms. Clarke, the amounts in column I reflect equity awards that she received in connection with her joining the Company and to further incentivize her and address compensation forfeitures from her prior employment, including: (i) a sign-on equity award of time-based RSUs with a grant date fair value of $1,000,000, which vest ratably over five years, (ii) a buyout equity award of time-based RSUs with a grant date fair value of $3,000,000, which vest ratably over three years and (iii) an additional buyout equity award of fully-vested RSUs with a grant date fair value of $1,550,000.
(4)
The aggregate grant date fair value is computed in accordance with FASB ASC Topic 718. For awards subject to both market conditions and performance conditions (2024 LTIP PSUs), amounts reflect the full fair value of the award at the grant date consistent with the recognition criteria in FASB ASC Topic 718; the full fair value at the grant date takes into account all possible outcomes of the market condition, as well as the probable outcome with respect to the satisfaction of the performance conditions consistent with the recognition criteria in FASB ASC Topic 718 (excluding the effect of estimated forfeitures).

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 75

2024 YEAR-END PROXY STATEMENT

Compensation Tables (continued)

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the outstanding share-based awards held by the NEOs as of December 31, 2024.

Name	Share Awards
	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value Of Unearned Shares, Units or Other Rights That Have Not Vested ($) (1)
Carl Hess	—	—	23,795 (2)	7,453,546
	2,446 (3)	766,185	—	—
	—	—	28,086 (4)	8,797,659
	5,929 (5)	1,857,200	—	—
	—	—	23,529 (6)	7,370,224
	7,842 (7)	2,456,428	—	—
Andrew Krasner	—	—	5,251 (2)	1,644,823
	584 (3)	182,932	—	—
	—	—	5,286 (4)	1,655,787
	1,175 (5)	368,057	—	—
	—	—	5,535 (6)	1,733,783
	1,845 (7)	577,928	—	—
Lucy Clarke	3,335 (8)	1,044,655	—	—
	10,008 (9)	3,134,906	—	—
Julie Gebauer	—	—	3,733 (2)	1,169,325
	391 (3)	122,477	—	—
	—	—	4,295 (4)	1,345,366
	918 (5)	287,554	—	—
	423 (10)	132,501	—	—
	—	—	4,722 (6)	1,479,119
	1,573 (7)	492,727	—	—
Matthew Furman	—	—	2,905 (2)	909,962
	323 (3)	101,177	—	—
	—	—	2,924 (4)	915,914
	650 (5)	203,606	—	—
	—	—	3,000 (6)	939,720
	1000 (7)	313,240	—	—
Adam Garrard*	—	—	3,734 (2)	1,169,638
	415 (3)	129,995	—	—
	—	—	3,843 (4)	1,203,781
	854 (5)	267,507	—	—
	440 (10)	137,826	—	—
	—	—	4,426 (6)	1,386,400
	1,475 (7)	462,029	—	—

* The HCC Committee approved enhanced treatment of certain outstanding and future equity awards for Mr. Garrard, which is further described in the section below entitled “— Potential Payments to Named Executive Officers Upon Termination and/or Change in Control.”

76 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Compensation Tables (continued)

(1)
The market value of shares or units that have not vested has been calculated using the closing price of the Company’s shares on December 31, 2024, as quoted on the NASDAQ ($313.24), the last business day of the year.
(2)
The PSUs were granted to the NEOs on April 1, 2022 pursuant to the 2022 LTIP for the period of January 1, 2022 to December 31, 2024. The table reflects the target amount of the awards and dividend equivalents in the form of additional shares that have accrued on the PSUs through December 31, 2024. Following the end of the performance period, the number of PSUs earned was determined based on the level of the Company’s achievement of the performance targets established for the 2022 PSUs set forth in the following tables:

Adjusted Operating Margin (50% of PSU Result)			Adjusted Net Revenue (30% of PSU Result)			Adjusted EPS (20% of PSU Result)
Performance as % of 2024 Target	2024 Adjusted Operating Margin	Payout as % of Target	Performance as % of 2024 Target	2024 Adjusted Net Revenue ($M)	Payout as % of Target	Performance as % of 2024 Target	2024 Adjusted EPS	Payout as % of Target
≥ 108.7%	≥ 25.0%	200%	≥ 104.0%	≥ $9,911.3	200%	≥ 128.6%	≥ $22.57	200%
104.3%	24.0%	150%	102.0%	$9,720.7	150%	117.1%	$20.55	150%
100.0%	23.0%	100%	100.0%	$9,530.1	100%	100.0%	$17.55	100%
95.7%	22.0%	75%	97.0%	$9,244.2	75%	94.3%	$16.55	75%
91.3%	21.0%	50%	95.0%	$9,053.6	50%	91.4%	$16.04	50%
< 91.3%	< 21.0%	0%	< 95.0%	< $9,053.6	0%	< 91.4%	< $16.04	0%

2024 Achievement and Performance Result	2024 Adjusted Operating Margin	2024 Adjusted Net Revenue ($M)	2024 Adjusted EPS
2024 Target Performance:	23.0%	$9,530.1M	$17.55
2024 Actual Performance:	23.9%	$9,923.7M	$16.92
Actual Performance as % of Target Performance:	103.9%	104.1%	96.4%
Payout as % of Target:	145.0%	200.0%	84.3%
Overall PSU Performance Result:	149.4%

The overall PSU performance result was applied to the target number of shares under the PSU award including dividend equivalents accrued through the vesting date. As a result, the earned shares shown below are expected to vest in April 2025 for each NEO. Note that the earned shares shown below include dividend equivalents in the form of additional shares accrued on the PSUs through December 31, 2024 (3.9% of the target # of PSUs granted), but the actual earned shares to vest in April 2025 will include additional dividend equivalents accrued through the vesting date.

NEO	Target # of PSUs Granted (including dividend equivalents accrued through December 31, 2024)	Earned # of PSUs at 149.4% Payout
Mr. Hess	23,795	35,550
Mr. Krasner	5,251	7,845
Ms. Gebauer	3,733	5,576
Mr. Furman	2,905	4,339
Mr. Garrard	3,734	5,578

(3)
The RSUs were granted to the NEOs on April 1, 2022 pursuant to the 2022 LTIP for the period of January 1, 2022 to December 31, 2024. The table reflects the dividend equivalents in the form of additional shares that have accrued on the RSUs through December 31, 2024. The RSUs will vest in equal installments with an installment vesting on each of the first three anniversaries of the grant date, subject to continued employment with the Company, unless retirement vesting eligible.

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 77

2024 YEAR-END PROXY STATEMENT

Compensation Tables (continued)

(4)
The PSUs were granted to the NEOs on April 1, 2023 pursuant to the 2023 LTIP for the period of January 1, 2023 to December 31, 2025. Earned PSUs will be determined based on a sliding scale for each PSU financial performance metric with a 100% (target) payout if the applicable financial target (2025 Adjusted Operating Margin; 2023-2025 Average Annual Adjusted Net Revenue Growth; 2023-2025 Average Annual Adjusted EPS Growth) is achieved. The table reflects the target amount of the awards and dividend equivalents in the form of additional shares that have accrued on the PSUs through December 31, 2024.
(5)
The RSUs were granted to the NEOs on April 1, 2023 pursuant to the 2023 LTIP for the period of January 1, 2023 to December 31, 2025. The table reflects the dividend equivalents in the form of additional shares that have accrued on the RSUs through December 31, 2024. The RSUs will vest in equal installments with an installment vesting on each of the first three anniversaries of the grant date, subject to continued employment with the Company, unless retirement vesting eligible.
(6)
The PSUs were granted to the NEOs on April 1, 2024 pursuant to the 2024 LTIP for the period of January 1, 2024 to December 31, 2026. The table reflects the target amount of the awards and dividend equivalents in the form of additional shares that have accrued on the PSUs through December 31, 2024. Earned PSUs will be determined based on a sliding scale for each PSU financial metric with a 100% (target) payout if the applicable target performance goal (2024-2026 Average Annual Adjusted Net Revenue Growth and 2024-2026 Average Annual Adjusted Operating Margin Improvement) is achieved. The attainment level of the PSU financial performance metrics above will be modified (0.8x to 1.2x) by the TSR modifier based on the achievement of the applicable performance target relating to the Company’s annualized TSR over the performance period relative to the TSR of the S&P 500 constituents as of the last day of the performance period, as set forth in the relative TSR modifier table. For additional information on the 2024 LTIP, see section entitled “Executive Compensation: Compensation Discussion and Analysis — Compensation Decisions and Outcomes — Long-Term Incentive Compensation.”
(7)
The RSUs were granted to the NEOs on April 1, 2024 pursuant to the 2024 LTIP for the period of January 1, 2024 to December 31, 2026. The table reflects the dividend equivalents in the form of additional shares that have accrued on the RSUs through December 31, 2024. The RSUs will vest in equal installments with an installment vesting on each of the first three anniversaries of the grant date, subject to continued employment with the Company, unless retirement vesting eligible. For additional information on the 2024 LTIP, see section entitled “Executive Compensation: Compensation Discussion and Analysis — Compensation Decisions and Outcomes — Long-Term Incentive Compensation.”
(8)
The time-based RSUs were granted to Ms. Clarke on October 1, 2024 and will vest ratably over five years, subject to continued employment with the Company. The table reflects the dividend equivalents in the form of additional shares that have accrued on the RSUs through December 31, 2024.
(9)
The time-based RSUs were granted to Ms. Clarke on October 1, 2024 and will vest ratably over three years, subject to continued employment with the Company. The table reflects the dividend equivalents in the form of additional shares that have accrued on the RSUs through December 31, 2024.
(10)
The time-based RSUs were granted to Ms. Gebauer and Mr. Garrard on April 1, 2023 and will vest ratably over two years, subject to continued employment with the Company. The table reflects the dividend equivalents in the form of additional shares that have accrued on the RSUs through December 31, 2024.

78 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Compensation Tables (continued)

Option Exercises and Shares Vested

The following table sets forth the share option exercises by the NEOs and the vesting of RSUs and PSUs during 2024.

Name	Option Awards		Share-Based Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#) (1)	Value Realized on Vesting ($) (2)

Mr. Hess	—	—	10,065	2,731,152
Mr. Krasner	—	—	5,752	1,655,750
Ms. Clarke	—	—	5,156	1,549,790
Ms. Gebauer	—	—	5,588	1,488,355
Mr. Furman	—	—	3,902	1,034,330
Mr. Garrard	—	—	5,257	1,398,314

(1)
Number of shares acquired on vesting reflects: (i) RSUs granted under the 2022 and 2023 LTIP that vested in April 2024 for all NEOs other than Ms. Clarke, (ii) PSUs earned under the 2021 LTIP that vested in July 2024 for Mr. Hess, Ms. Gebauer, Mr. Furman and Mr. Garrard, (iii) RSUs under the make whole sign-on equity award granted to Mr. Krasner in September 2021 that vested in September 2024 and (iv) fully vested RSUs under the equity buyout award granted to Ms. Clarke in October 2024.
(2)
The value realized in respect of vested RSUs and PSUs is calculated using the closing share price, as quoted on the NASDAQ, on the day prior to the respective vesting date. For any vesting date that occurred on a non-trading day, the value realized is calculated using the closing share price, as quoted on the NASDAQ, on the last trading day prior to such vesting date.

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 79

2024 YEAR-END PROXY STATEMENT

Compensation Tables (continued)

Pension Benefits at 2024 Fiscal Year-End

Mr. Hess, Mr. Krasner, Ms. Gebauer and Mr. Furman had accrued a pension benefit in one or more of the defined benefit pension plans maintained by the Company as of December 31, 2024. Ms. Clarke and Mr. Garrard do not participate in a defined benefit plan maintained by the Company. With respect to the NEOs eligible for pension benefits, the table below provides information as of December 31, 2024 regarding the number of years of credited service and the present value of accumulated benefits payable at the earliest unreduced retirement age with respect to the Willis Towers Watson Pension Plan and the Towers Watson SERP.

		Pension Benefits
Name	Plan	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($) (1)	Payments During the Twelve Months Ended December 31, 2024 ($)
Carl Hess	Willis Towers Watson Pension Plan	35.50	1,855,314	̶
	Towers Watson SERP	28.00	3,163,281	̶
	Total		5,018,595	̶
Andrew Krasner	Willis Towers Watson Pension Plan	6.92	57,309	̶
	Total		57,309	̶
Julie Gebauer	Willis Towers Watson Pension Plan	38.17	1,817,047	̶
	Towers Watson SERP	30.67	5,215,782	̶
	Total		7,032,829	̶
Matthew Furman	Willis Towers Watson Pension Plan	7.50	167,233	̶
	Total		167,233	̶

(1)
The assumptions and methodology used in calculating the estimated present values shown in this column are the same as those used and disclosed in Note 13, “Retirement Benefits,” to our audited financial statements for the fiscal year ended December 31, 2024 included in our Annual Report on Form 10-K, except the NEOs are assumed to retire at their earliest unreduced retirement age and no pre-retirement terminations or deaths are assumed to occur. Also, no additional compensation or benefit service is assumed beyond the December 31, 2024 calculation date. The specific relevant assumptions include a discount rate of 5.63% for the Willis Towers Watson Pension Plan and 5.27% for Towers Watson SERP. The mortality assumption for the Willis Towers Watson Pension Plan is the PRI-2012 white collar, non-disabled table with mortality improvements based on MP-2021 with 0% improvements through 2023 and interim and long-term improvement rates capped at 0.5%.

The Towers Watson SERP was frozen as of July 1, 2017. Accruals for compensation over the IRS statutory compensation limit after July 1, 2017 are now earned in the WTW Stable Value Excess Plan and are credited as notional shares of WTW stock each quarter.

Effective December 31, 2011, benefit accruals were frozen under the qualified and non-qualified defined benefit plans that had been maintained by legacy Towers Perrin and legacy Watson Wyatt for U.S. colleagues, and benefits began to accrue under the stable value pension design for service rendered on or after January 1, 2012. Effective July 1, 2017 the stable value formula was changed for existing participants in the Willis Towers Watson Pension Plan and other employees who previously did not participate became eligible to earn accruals under this plan. Effective January 1, 2024 the stable value formula was changed to a contributory formula for all eligible colleagues.

80 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Compensation Tables (continued)

Willis Towers Watson Pension Plan

The Willis Towers Watson Pension Plan is a broad-based, tax-qualified defined benefit pension plan that provides a benefit to eligible colleagues of the Company. In general, all U.S. salaried and hourly colleagues are eligible to participate after completing one year of service.

Effective January 1, 2024, the Willis Towers Watson Pension Plan no longer has a non-contributory component. Under the new contributory formula, employees must contribute 2% of covered pay to the plan in order to participate. Covered pay includes salary only; the additional 5% of eligible pay above the Social Security Wage Base was eliminated. Beginning January 1, 2024, participants covered by the new contributory formula will earn a lump sum benefit payable at the participant’s normal retirement age (65) equal to:

(i)
11.5% of each year’s covered pay for the first 10 years of credited service,
(ii)
13.0% of each year’s covered pay for the next 10 years of credited service and
(iii)
15.0% of each year’s covered pay for 20 or more years of credited service.

For this purpose, covered pay consists of base salary. The lump sum is reduced for commencement prior to age 65 at a compounding rate of 5% per year.

Prior to January 1, 2024, under the stable value formula, each eligible participant earned a lump sum benefit at the participant’s normal retirement age (65) equal to 11.5% of each covered year’s pay up to the Social Security wage base for the first 10 year of covered services, 13.5% of each covered year’s pay up to the Social Security wage base for the next 10 years of covered services, and 15.0% of each covered year’s pay up to the Social Security wage base for 20 or more years of credited service, plus 16.5% of each year’s covered pay over the Social Security wage base for the first 10 years of credited service, 18.0% of each year’s covered pay over the Social Security wage base for the next 10 years of credited service, and 20.0% of each year’s covered pay over the Social Security wage base for 20 or more years of credited service.

Participants who were not eligible for benefit accruals as of December 31, 2016 earn benefits under the contributory stable value formula. Under the contributory formula, employees must contribute 2% of covered pay to the plan in order to participate. Beginning July 1, 2017 participants covered by the contributory formula will earn a lump sum benefit payable at the participant’s normal retirement age (65) equal to: (i) 9.5% of each year’s covered pay up to the Social Security wage base for the first 10 years of credited service after January 1, 2017, 11.0% of each year’s covered pay up to the Social Security wage base for the next 10 years of credited service after January 1, 2017, and 12.5% of each year’s covered pay up to the Social Security wage base for 20 or more years of credited service after January 1, 2017; plus (ii) 14.5% of each year’s covered pay over the Social Security wage base for the first 10 years of credited service, 16.0% of each year’s covered pay over the Social Security wage base for the next 10 years of credited service, and 17.5% of each year’s covered pay over the Social Security wage base for 20 or more years of credited service after January 1, 2017.

Benefits earned prior to December 31, 2011 are specified in the legacy formulas as outlined below.

Legacy Watson Wyatt Formulas

Benefit accruals earned under these formulas ceased on December 31, 2011. Defined benefit plan accruals after December 31, 2011 are earned under the stable value provisions described above.

Benefits earned under the legacy Watson Wyatt Pension formulas by participants who were employed by legacy Watson Wyatt prior to the Towers Perrin/Watson Wyatt Merger or who were hired into a legacy Watson Wyatt office prior to January 1, 2011 were based upon combined years of service with legacy Watson Wyatt and legacy Towers Watson through the earlier of date of termination and December 31, 2011 and the highest consecutive 60-month average of total compensation (base pay, overtime and bonus) through the earlier of date of termination and December 31, 2011.

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 81

2024 YEAR-END PROXY STATEMENT

Compensation Tables (continued)

The standard form of benefit payment is a single life annuity benefit for participants who are not married and a 100% joint and contingent annuity benefit for married participants. Alternatively, participants may elect a joint and contingent annuity with a continuation percentage of 50%, 75% or 100%, or a certain and continuous annuity benefit with 5 or 10 years of guaranteed payments, subject to the plan provisions and statutory limits. The payout option must be elected by the participant before benefit payments begin.

The monthly benefit at normal retirement (age 65) is equal to 1.7% times the participant’s average monthly compensation for the 60 consecutive months with the highest compensation plus 0.4% times the average monthly compensation for the 60 consecutive months with the highest compensation that exceeds the Social Security Covered Compensation (as defined in the plan), all times the number of completed years and months of continuous service up to 25 years. As of December 31, 2022, Mr. Hess is eligible for early retirement benefits, but not yet eligible for unreduced early retirement benefits.

Colleagues who were employed by legacy Watson Wyatt on June 30, 2003 were grandfathered into prior pension plan provisions for five years, or until June 30, 2008. During the 5-year grandfathering period, eligible colleagues continued to accrue benefits under the legacy Watson Wyatt provisions in effect before July 1, 2003, except that the 5-year certain and continuous annuity form of payment was not grandfathered. Under these provisions, the same formula described above is used except that an associate’s average pay is determined to be the highest average 36 consecutive months of total pay. In addition, the benefit can never be less than the June 30, 2003 accrued benefit indexed by 3% each year.

Benefits accrued under the grandfathered formulas were frozen on the earlier of June 30, 2008 or termination of employment, except for the formula that indexes the June 30, 2003 accrued benefit which was frozen at December 31, 2011. At retirement or termination, whether before or after June 30, 2008, an associate’s accrued benefit will not be less than the frozen grandfathered benefit. If the associate terminates employment after age 50, the frozen grandfathered benefit will be reduced by 5% per year for commencement before age 60. For termination before age 50, this benefit will be actuarially reduced from age 65. Grandfathered colleagues who attain age 50 with 10 years of service will be eligible for early retirement. Mr. Hess qualifies for the grandfathered provisions and is eligible for retirement under those provisions.

Legacy Towers Perrin Formulas

Benefit accruals earned under these formulas ceased on December 31, 2011. Defined benefit plan accruals after December 31, 2011 are earned under the stable value provisions described above.

In general, all U.S. colleagues who were employed by legacy Towers Perrin prior to the Towers Perrin/Watson Wyatt Merger or who were hired into a legacy Towers Perrin office prior to January 1, 2011, with the exception of those colleagues paid on a bi-weekly basis, were eligible for benefits under these provisions. Participants earned benefits under two formulas. Under the first formula, benefits were based upon final average plan compensation as of the earlier of the date of the participant’s termination of employment or December 31, 2007, for which plan compensation included base pay and both the bonus paid under the individual bonus program and the bonus paid under the Principal bonus program for the year in which they were earned. Under the second formula, benefits were determined using a cash balance methodology, for which plan compensation included base pay, the bonus paid under the individual bonus program and other incentive bonuses when paid, but did not include the bonus paid under the Principal bonus program. The normal retirement age under these provisions is the later of (i) age 65 and (ii) the earlier of (a) three years of service under the plan or (b) the fifth anniversary of employment.

Active colleagues as of January 1, 2003 accrued benefits under both the final average earnings formula and the cash balance formula until December 31, 2007. Upon termination of employment, the values of the benefits under both of these formulas are compared, with the participant receiving the greater of the two.

Participants hired (or rehired) on or after January 1, 2003, but prior to January 1, 2011, earned benefits solely under the cash balance formula. Beginning January 1, 2008 through December 31, 2011, benefits were earned only under the cash balance formula. Ms. Gebauer earned benefits under both the final average earnings formula and the cash balance formula described below and is eligible to retire with unreduced benefits as described below.

82 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Compensation Tables (continued)

Final Average Earnings Formula

Benefits earned under the final average earnings formula are equal to 2 percent of the final five-year average of plan compensation (subject to the IRS statutory maximum) as of the earlier of termination of employment or December 31, 2007, multiplied by credited service as of December 31, 2007, subject to a maximum of 20 years. Under this formula, participants may retire as early as age 50 with 5 years of service and receive a reduced benefit. A participant may retire early with an unreduced benefit after the later of age 60 or 3 years of service. This is the participant’s unreduced early retirement date. Reduction factors are based upon either 5 percent per year or actuarial equivalent reductions based on the specified assumptions in IRC Section 417(e)(3) from age 60, whichever produces the greater benefit.

Prior to October 1, 2008, the accrued benefit for participants terminating prior to eligibility for early retirement was equal to 2 percent of the final five-year average of plan compensation (subject to the IRS statutory maximum) multiplied by credited service projected to unreduced early retirement date (maximum of 20 years) multiplied by the ratio of credited service as of the earlier of date of termination or December 31, 2007 divided by projected credited service as of the unreduced early retirement date. Participants terminating after October 1, 2008 are not subject to such projection and proration.

Participants earning benefits under the final average earnings formula are also entitled to a Social Security supplemental benefit. This benefit is equal to $9,600 per year multiplied by the ratio of the participant’s credited service at the earlier of date of termination or December 31, 2007 to the participant’s projected service at unreduced early retirement date. This amount is payable from the later of the participant’s unreduced early retirement date or actual retirement date to the date the participant attains age 62.

Participants with service prior to December 31, 1993 are entitled to a subsidized joint and survivor spousal annuity, provided that they terminate employment after attaining age 50. The subsidized percentage equals 100 percent multiplied by the ratio of credited service as of December 31, 1993 divided by credited service at the earlier of date of termination or December 31, 2007, both subject to a maximum of 20 years.

Cash Balance Formula

Benefits earned under the cash balance formula are expressed in the form of a notional account balance. Each month a participant’s cash balance account was increased by (i) pay credits based on the participant’s plan compensation for that month and (ii) interest credits based on the participant’s hypothetical account balance at the end of the prior month. As of December 31, 2011, pay credits were frozen, but interest credits continue. Pay credits were 5 percent of plan compensation up to the Social Security taxable wage base and 10 percent of pay over the Social Security taxable wage base, subject to the IRS statutory maximum on plan compensation. Interest credits are based on 10-year Treasury bond yields.

An opening cash balance account was established for all active plan participants as of January 1, 2003. This opening account balance was equal to the present value of the final average earnings accrued benefit and Social Security supplemental benefit payable at the participant’s unreduced early retirement date.

Participants with benefits under both the final average earnings formula and the cash balance formula may elect to receive their entire benefit as an annuity with the Social Security supplement or receive their cash balance formula benefit as a lump sum with the remaining benefit value distributed as an annuity.

Towers Watson SERP

The Towers Watson SERP was designed to restore benefits to plan participants whose qualified plan compensation or benefit levels are impacted by IRC maximums. For service rendered after December 31, 2011 and prior to July 1, 2017, benefits were earned under the stable value formula set forth in the Willis Towers Watson Pension Plan, where the participant would accrue a lump sum payable at normal retirement age (65) equal to 20% of plan compensation for the Towers Watson SERP. For purposes of the Towers Watson SERP, plan compensation is the same as the qualified plan, but only amounts over the IRC limit were considered in determining the Towers Watson SERP benefit. A participant will

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 83

2024 YEAR-END PROXY STATEMENT

Compensation Tables (continued)

receive a lump sum distribution six months after termination of employment equal to his or her stable value account with reductions for payments made prior to age 62 of a compounding 5% per year. Other than the timing and form of payment, all other stable value provisions are the same as those described in the Willis Towers Watson Pension Plan in effect prior to July 1, 2017.

Mr. Hess and Ms. Gebauer continue to be entitled to benefits earned under the Towers Watson SERP attributable to service after January 1, 2012 through June 30, 2017.

Benefits earned prior to December 31, 2011 are specified in the legacy formulas as outlined below.

Legacy Watson Wyatt Formulas

The legacy Watson Wyatt Excess Benefit and legacy Watson Wyatt Excess Compensation formulas were designed to restore to eligible colleagues the reductions to their pension benefit imposed by IRC limitations. When the excess formula benefits are added to the benefit provided by the legacy Watson Wyatt qualified plan formula, eligible colleagues will receive a total benefit equal to the benefit that would have been provided by the Watson Wyatt Pension Plan formula had the limitations not existed. The form of benefit payment provided under the excess plans for retirement eligible individuals is a lump sum generally payable six months following the termination of employment for the executive. The portion of the vested benefit earned before January 1, 2005 is payable immediately at the end of the month following the retirement date. For colleagues that are not retirement eligible, the benefit accrued prior to June 30, 2003 is paid as a lump sum with the accrued benefit earned after June 30, 2003 paid as a life annuity at age 65.

Mr. Hess continue to be entitled to benefits earned under the legacy Watson Wyatt formula of the Towers Watson SERP.

Legacy Towers Perrin Formulas

The benefits provided under the Towers Perrin Restoration formula will be approximately equal to the difference between the benefits provided under the legacy Towers Perrin qualified formula and benefits that would have been provided under such formula if not for the limitations applicable to qualified plans under the IRC, except that participants with service prior to December 31, 1993 are entitled to a subsidized joint and survivor spousal annuity, provided that they terminate employment after attaining age 50. The subsidized percentage on the total benefit equals 60 percent multiplied by the ratio of credited service as of December 31, 1993 divided by credited service at the earlier of the date of termination or December 31, 2007, both subject to a maximum of 20 years.

Benefits earned under this formula are distributed in four approximately equal annual installments, beginning six months after separation from service.

Ms. Gebauer continues to be entitled to benefits earned under the legacy Towers Perrin formula of the Towers Watson SERP.

84 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Compensation Tables (continued)

Non-Qualified Deferred Compensation for the Fiscal Year Ended December 31, 2024

The following table provides information as of December 31, 2024 concerning the legacy Watson Wyatt non-qualified deferred compensation plan assumed by legacy Towers Watson in connection with the Towers Perrin/Watson Wyatt Merger, in which Mr. Hess is a participant. In connection with approval of the stable value pension plan amendments discussed above, legacy Watson Wyatt also froze contributions under the Watson Wyatt Deferred Savings Plan (“WW Deferred Savings Plan”) effective immediately following the date that contributions were made for the short plan year ended December 31, 2011.

The table also provides information as of December 31, 2024 concerning the WTW Deferred Savings Plan, as well as for the WTW Stable Value Excess Plan effective July 1, 2017.

•
WW Deferred Savings Plan – The WW Deferred Savings Plan was established to supplement the benefits of those participants in the Watson Wyatt & Company Savings Plan for U.S. employees whose company matching contributions to the savings plan are limited by the compensation and elective deferral limitations, or the nondiscrimination requirements, imposed by the IRC. The WW Deferred Savings Plan does not allow for associate contributions. Participants generally vest in their account after three years of service. Mr. Hess is fully vested in his account balance in the WW Deferred Savings Plan. Participants are eligible for payment of their vested account balance upon termination of employment or retirement.
•
WTW Deferred Savings Plan – The WTW Deferred Savings Plan is an unfunded deferred compensation plan for select management and other highly compensated colleagues who contribute significantly to the future success of the Company, including the Company’s executive officers. The purpose of the WTW Deferred Savings Plan is to provide this group with a means to defer receipt of a portion of their compensation that exceeds the IRC limit, and potentially to receive a discretionary matching contribution from the Company.
•
WTW Stable Value Excess Plan – The Towers Watson SERP was frozen effective July 1, 2017 and participants ceased to accrue further benefits in the Towers Watson SERP. In place of the Towers Watson SERP, the Company adopted the WTW Stable Value Excess Plan, an unfunded deferred compensation plan for select management and other highly compensated colleagues, including the Company’s executive officers, with the purpose of providing participants with supplemental and deferred compensation benefits on eligible earnings that exceed the IRC limit through the accrual of a contributory or non-contributory stable value benefit. The WTW Stable Value Excess Plan became closed to new hires after December 31, 2023. Effective January 1, 2024, the stable value formula was changed to a contributory formula for all eligible colleagues.
o
Under the new contributory formula, employees must contribute 2% of covered pay to the plan in order to participate. Beginning January 1, 2024, participants covered by the new contributory formula will earn a lump sum benefit payable at the participant’s normal retirement age (65) equal to: 11.5% of each year’s covered pay (base pay only) for the first 10 years of credited service, 13.0% of each year’s covered pay (base pay only) for the next 10 years of credited service and 15.0% of each year’s covered pay (base pay only) for 20 or more years of credited service. Covered pay under the new contributory formula includes base pay only.

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 85

2024 YEAR-END PROXY STATEMENT

Compensation Tables (continued)

All colleague deferrals and all Company matches and/or accruals in the WTW Stable Value Excess Plan and the WTW Deferred Savings Plan are credited in the form of Company share units under the Company’s 2012 Plan, will accrue dividend equivalents and will be paid in Company shares; as a result, the value of the notional account will be aligned with the value of the Company’s underlying shares. To comply with IRC Section 409A, distributions will be made on the first business day of the month following the date that is six months after the participant’s separation from service.

Name (1)	Non-Qualified Deferred Compensation Plan	Executive Contributions for the Fiscal Year Ended December 31, 2024 ($)	Registrant Contributions for the Fiscal Year Ended December 31, 2024 ($)	Aggregate Earnings for the Fiscal Year Ended December 31, 2024 ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at December 31, 2024 ($) (5)
Carl Hess	WW Deferred Savings Plan	—	—	12,174 (3)	—	149,906
	WTW Deferred Savings Plan (2)	189,270	110,408	637,681 (4)	—	2,689,222
	WTW Stable Value Excess Plan	13,100	89,437	576,542 (4)	—	2,472,482
Andrew Krasner	WTW Deferred Savings Plan (2)	101,786	59,375	116,066 (4)	—	485,287
	WTW Stable Value Excess Plan	9,100	15,898	43,253 (4)	—	200,649
Julie Gebauer	WTW Deferred Savings Plan (2)	81,500	47,541	1,745,713 (4)	—	7,274,234
	WTW Stable Value Excess Plan	6,588	47,177	384,963 (4)	—	1,643,231
Matthew Furman	WTW Deferred Savings Plan (2)	70,224	40,964	223,612 (4)	—	931,527
	WTW Stable Value Excess Plan	5,343	14,832	181,400 (4)	—	772,153

(1)
Ms. Clarke and Mr. Garrard did not participate in the Company’s non-qualified deferred compensation plans during 2024.
(2)
The value of the WTW Deferred Savings Plan notional account set forth in the “Aggregate Balance at December 31, 2024” column is based on the value of the Company’s underlying shares on such date.
(3)
Represents interest earned during the fiscal year ended December 31, 2024 on the account balance in the WW Deferred Savings Plan. Interest under the WW Deferred Savings Plan is calculated using the prime rate of interest as reported by Willis Towers Watson’s primary bank, determined as of the first day of the calendar year.
(4)
Represents the increase/(decrease) in value during fiscal year 2024 of Company share units credited to an associate’s account from associate deferrals and discretionary Company matching contributions, calculated using the prime rate of interest as reported by Willis Towers Watson’s primary bank, determined as of the first day of the calendar year, as well as quarterly dividends and Company share price appreciation/(depreciation).
(5)
Other than registrant contributions of $1,310,614 for Mr. Hess, $232,468 for Mr. Krasner, $525,399 for Ms. Gebauer and $270,611 for Mr. Furman, no portion of the amounts shown has been reported in the Company’s Summary Compensation Table for the fiscal year ended December 31, 2024 or in prior fiscal years.

The balances reported for the WTW Deferred Savings Plan and the WTW Stable Value Excess Plan reflect the value of Company share units credited to an associate’s account from associate deferrals and discretionary Company matching contributions as calculated based on the closing price of the Company’s shares on December 31, 2024 of $313.24 per share.

86 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Compensation Tables (continued)

Named Executive Officers’ Employment Agreements

The material terms of the existing employment agreements, for the NEOs who have them, are described below.

In addition, the award agreements for the long-term equity awards granted to each of the NEOs provide that, unless otherwise set forth in the individual’s employment agreement or required by law, the executive is subject to certain non-competition, non-solicitation and non-disparagement restrictions for a period of up to 24 months following his termination, depending upon such NEO’s jurisdiction, and confidentiality restrictions for an unlimited period following such NEO’s termination.

Further information regarding the values of the change in control and severance provisions in our NEOs’ employment agreements are contained in the section entitled “— Potential Payments to Named Executive Officers Upon Termination and/or Change in Control.”

Carl Hess — CEO

Mr. Hess is not party to an employment agreement.

Andrew Krasner — CFO

Pursuant to an offer letter dated as of August 26, 2021, Mr. Krasner has served as CFO since September 7, 2021. The terms of Mr. Krasner’s offer letter provide for: (i) an annual base salary of $800,000; (ii) a target STI of 125% of his base salary, which for 2021 will be no less than Mr. Krasner’s target STI prorated for the number of days employed by the Company in 2021; (iii) a target long-term incentive bonus of 200% of his base salary starting in 2022; (iv) a cash sign-on bonus equivalent to $50,000 per month (including prorated amounts for partial months up to the start date) to address bonus forfeiture for the months during 2021 that Mr. Krasner was not employed by the Company, subject to a 12-month clawback; and (v) a sign-on award of time-based RSUs valued at $3,000,000, to vest ratably over three years. Mr. Krasner is also eligible to participate in employee benefit programs that are generally made available to similarly situated executive employees of the Company, vacation and the reimbursement of reasonable business expenses incurred in performing duties to the Company.

Mr. Krasner is eligible to participate in the U.S. Executive Severance Plan and would be entitled to the severance benefits described under the U.S. Executive Severance Plan in the section entitled “— Potential Payments to Named Executive Officers Upon Termination and/or Change in Control — Executive Severance Plans.” In addition, in the event of Mr. Krasner’s resignation for “good reason” prior to the 6-month period preceding a “change in control” or after the 24-month period following a “change in control” (as such terms are defined in the U.S. Executive Severance Plan), he would be entitled to: (i) monthly cash installments during a 12-month period equal to the sum of 12 months of base salary and one times target STI and (ii) the cost of COBRA premiums for the continuation of group healthcare coverage for up to 18 months following the termination date. Additionally, in the event of a Qualifying Termination, and whether or not a “change in control” occurs (as such terms are defined in the U.S. Executive Severance Plan), prior to full vesting of his sign-on RSU award (granted in September 2021), the Company will (i) accelerate the vesting of any outstanding unvested RSUs under the award at the time of his termination, subject to the approval of the Compensation Committee; or, in the absence of such approval, (ii) pay him the cash value of the outstanding unvested RSUs under the award.

Julie Gebauer — President, HWC

Ms. Gebauer is not party to an employment agreement.

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 87

2024 YEAR-END PROXY STATEMENT

Compensation Tables (continued)

Lucy Clarke — President, R&B

Pursuant to an offer letter dated May 15, 2024, Ms. Clarke has served as the Company’s President of R&B since July 22, 2024. The terms of Ms. Clarke’s offer letter provide for: (i) an annual base salary of £625,000 a year, subject to annual review; (ii) a target STI of 125% of her base salary; (iii) bonus buy-out payments of up to £1.15 million to address her bonus forfeiture in respect of her 2023 performance and up to 100% of her WTW target bonus for 2024 depending on the amount of bonus forfeited (up to £781,250), as applicable; (iv) a target long-term incentive bonus of 225% of her base salary (with the first grant commencing in April following her start of employment); (v) a sign-on award of time-based RSUs with a grant date fair value of $3,000,000, which vest ratably over three years, to address bonus forfeitures from Ms. Clarke’s prior employer; (vi) a sign-on grant of time-based RSUs with a grant date fair value of $1,000,000, which vest ratably over five years; and (vii) if her unvested LTI from her prior employer is forfeited, a grant of $1,550,000 of fully-vested RSUs. Ms. Clarke is also eligible to participate in employee benefit programs that are generally made available to similarly situated executive employees of the Company, vacation and the reimbursement of reasonable business expenses incurred in performing duties to the Company.

Ms. Clarke is eligible to participate in Company’s Non-U.S. Executive Severance Plan and would be entitled to severance benefits described under the Non-U.S. Executive Severance Plan in the section entitled “— Potential Payments to Named Executive Officers Upon Termination and/or Change in Control — Executive Severance Plans.” Subject to satisfaction of certain conditions set forth in Ms. Clarke’s offer letter, Ms. Clarke may also be entitled to additional accelerated payments and/or vesting of certain amounts in the event of a termination of employment in connection with a "change in control" (as defined under the Non-U.S. Executive Severance Plan), as further described in the section entitled “— Potential Payments to Named Executive Officers Upon Termination and/or Change in Control. Ms. Clarke’s employment may be terminated (i) by either her or the Company on twelve months written notice or (ii) at any time without notice if termination is due to disciplinary reasons. Additionally, Ms. Clarke’s employment agreement provides for certain non-competition and non-solicitation restrictions for up to 12 months following the end of her employment at the Company (whether voluntary or involuntary).

Matthew Furman — General Counsel

Pursuant to an employment agreement dated as of February 25, 2015, Mr. Furman has served as the Company’s Executive Vice President and General Counsel in the role of chief legal officer since April 1, 2015, and will continue until such the agreement is terminated by either party without “good cause” or with “good reason” upon 60 calendar days’ prior written notice, immediately by the Company for “good cause” or immediately upon his death or disability. The agreement provides for a base salary of $45,833.33 per month ($550,000 annually), subject to annual increases in the Board’s discretion. Effective April 1, 2024, Mr. Furman’s base salary was increased to $619,500 per year. Pursuant to his employment agreement, Mr. Furman participates in the STI program with a target at least equal to 125% of base salary and in the LTIP with a target at least equal to $750,000. Mr. Furman is also eligible to participate in employee benefit programs that are generally made available to similarly situated executive employees of the Company, vacation and the reimbursement of reasonable business expenses incurred in performing duties to the Company.

Mr. Furman’s employment agreement provides that upon a termination of his employment by the Company without “good cause” (other than by reason of death or “disability”) or by Mr. Furman for “good reason” (as such terms are defined in the employment agreement), Mr. Furman is entitled to (i) continued payment of his annual base salary during the 12-month period following the termination date, (ii) payment of his target STI in equal installments during the 12-month period following the termination date, (iii) payment of a prorated STI award for the fiscal year of his termination based on actual performance, (iv) continued medical coverage for Mr. Furman, his spouse and covered dependents as of the date of termination until the earlier of the end of the 12-month period following the termination date or the date Mr. Furman obtains new employment with medical coverage and (v) for purposes of determining achievement of service-based vesting requirements applicable to any outstanding unvested equity awards, he will be treated as having an additional 12 months of service as of the date of termination. However, if such termination occurs within 24 months following a “change in control” (as defined under the 2012 Plan), Mr. Furman is entitled to (i) two times his annual base salary (paid in a cash lump sum), (ii) two times his target STI (paid in a cash lump sum), (iii) a prorated STI award payment for the year of termination based on target (not actual) performance, (iv) continued medical coverage for Mr. Furman, his spouse and covered dependents as of the date of termination until the earlier of the end of the 12-month period following the

88 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Compensation Tables (continued)

termination date or the date Mr. Furman obtains new employment with medical coverage and (v) all service-based vesting requirements applicable to any outstanding unvested equity awards will be waived as of the date of termination. In the event that any of the foregoing payments and benefits are provided in connection with a change in control of the Company and would result in the imposition of excise taxes to Mr. Furman, the payments and benefits will be reduced so as to avoid triggering such excise taxes, but only if such reduction would result in a greater after-tax payment to Mr. Furman than if no reduction was made. Any and all amounts payable upon Mr. Furman’s termination will be provided subject to Mr. Furman delivering and not revoking within 60 days of his termination a general release of claims in favor of the Company.

Mr. Furman’s employment agreement defines “good cause” and “good reason” as follows:

•
“Good cause” is defined as (i) the gross and/or chronic neglect by Mr. Furman of his duties, (ii) Mr. Furman’s conviction of a felony or misdemeanor involving moral turpitude, (iii) dishonesty, embezzlement, fraud or other material willful misconduct by Mr. Furman in connection with his employment, (iv) the issuance of any final order for Mr. Furman’s removal as an associate of the Company by any state or federal regulatory agency, (v) Mr. Furman’s violation of the restrictive covenant provisions contained in his employment agreement or any other agreement with the Company or its affiliates, (vi) Mr. Furman’s material breach of any duty owed to the Company or its affiliates, including, without limitation, the duty of loyalty, (vii) Mr. Furman’s material breach of other material obligations under his employment agreement or other agreement with the Company or its affiliates, (viii) any material breach of the Company’s Code of Ethics by Mr. Furman or (ix) his failure to maintain any insurance or other license necessary to the performance of his duties as chief legal officer.
•
“Good reason” is defined to mean the occurrence of one or more of the following events without Mr. Furman’s written consent: (i) a material adverse diminution in his position, authority or responsibilities or the assignment of duties or responsibilities which are materially inconsistent with his position; provided, that, a material diminution in the foregoing shall not be deemed to have occurred solely as a result of the occurrence of a change in control or the Company ceasing to be a public company, so long as the position, authority or responsibilities of Mr. Furman with the Company or any successor is not otherwise materially diminished, (ii) a reduction in Mr. Furman’s monthly base salary or target AIP percentage; or (iii) he is required to relocate his office outside a radius of 35 miles from the current office location of One World Financial Center at 200 Liberty Street in New York City.

During the term of his employment and for a period of 12 months following the termination of his employment, Mr. Furman will be subject to certain non-competition and non-solicitation restrictions as provided under his employment agreement.

Adam Garrard — Chairman, R&B

Pursuant to an employment agreement dated May 11, 2009, Mr. Garrard has served in various roles with the Company, most recently as Global Head of R&B. The employment agreement provides for a base salary of £220,000 per year, subject to annual review. Effective April 1, 2024, Mr. Garrard’s base salary was increased to £504,000 per year. Mr. Garrard’s employment may be terminated by either Mr. Garrard or the Company by giving written notice, with the length of the required notice period determined by a schedule aligned with the Company’s career level framework. Mr. Garrard’s employment agreement will terminate automatically upon his retirement date specified by the Willis Pension Scheme. Pursuant to the employment agreement, Mr. Garrard is also eligible to participate in employee benefit programs that are generally made available to similarly situated executive employees of the Company, the Willis Pension Scheme and vacation time. Mr. Garrard’s employment agreement provides for certain non-competition and non-solicitation restrictions, for up to 12 and 6 months, respectively, following the termination of his employment. Effective as of June 17, 2022, the HCC Committee approved certain enhanced termination provisions applicable to Mr. Garrard’s outstanding and future LTIP awards, as further described below under “Potential Payments to Named Executive Officers Upon Termination and/or Change in Control.”

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 89

2024 YEAR-END PROXY STATEMENT

Compensation Tables (continued)

Potential Payments to Named Executive Officers Upon Termination and/or Change in Control

The table appearing immediately below sets forth the estimated payments and benefits that the Company’s NEOs would have received assuming termination and/or a change in control had occurred on December 31, 2024. For a brief description of the applicable non-competition and non-solicitation covenants, see the section above entitled “— Named Executive Officers’ Employment Agreements.”

General Severance Payments

The HCC Committee believes that severance benefits are a necessary component of a competitive compensation program; in certain cases, such benefits are consideration for an executive’s agreement not to compete. With the exclusion of Mr. Furman (who has severance terms included in his employment agreement), the NEOs are eligible for severance under the Executive Severance Plans adopted by the Company on March 8, 2020 as further described below. The Company does not provide any form of tax gross-ups, significant perquisites or automatic payments in connection with a change in control of the Company. No NEO receives cash severance upon a single-trigger change in control.

Executive Severance Plans

All NEOs other than Mr. Furman participate in the Executive Severance Plans which provide for the payment of severance benefits (i) if a participant’s employment is involuntarily terminated without “cause” (and other than due to the participant’s death or “permanent disability”) (an “Involuntary Termination” under the plans) and (ii) for an Involuntary Termination or if a participant resigns for “good reason” (a “Qualifying Termination” under the plan) in connection with a “change in control.” Under the Executive Severance Plans:

•
If a participant experiences an Involuntary Termination, that occurs prior to the 6-month period preceding a “change in control” or after the 24-month period following a “change in control,” the participant is entitled to receive the following upon execution and delivery of a general release of liability against the Company: (i) monthly cash installments during a 12-month period (24-month period for Mr. Hess as CEO) equal to the sum of 12 months (24 months for Mr. Hess as CEO) of base salary and one times (two times for Mr. Hess as CEO) target STI and (ii) for all participants other than Ms. Clarke and Mr. Garrard, the cost of the entire amount of COBRA premiums for the continuation of group healthcare coverage for up to 18 months (24 months for Mr. Hess as CEO) following the participant’s termination.
•
If a participant experiences a Qualifying Termination during the period commencing 6 months prior to a “change in control” and ending 24 months following a “change in control,” the participant is entitled to receive the following upon execution and delivery of a general release of liability against the Company: (i) a lump sum cash payment equal to the sum of 24 months (36 months for Mr. Hess as CEO) of base salary and two times (three times for Mr. Hess as CEO) target STI, (ii) a pro-rata portion of the STI award payable for the year in which the termination occurs based on the period the participant is employed during the year and (iii) for all participants other than Ms. Clarke and Mr. Garrard, the cost of the entire amount of COBRA premiums for the continuation of group healthcare coverage for up to 18 months (24 months for Mr. Hess as CEO) following the participant’s termination.

Equity award vesting acceleration treatment is addressed separately on an annual basis and set forth in executive’s equity award agreements.

Under the Executive Severance Plans, if any payments and benefits constitute “parachute payments” within the meaning of Section 280G of the IRC and would otherwise be subject to the excise tax imposed by Section 4999 of the IRC, then the payments and benefits will be either delivered in full or delivered as to such lesser extent which would result in no portion of such benefits being subject to such excise tax, whichever of the foregoing amounts, taking into account the applicable federal, state and local income taxes and the excise tax imposed by Section 4999 of the IRC, results in the receipt by the participant on an after-tax basis, of the greatest amount of benefits, notwithstanding that all or some portion of such benefits may be taxable under Section 4999 of the IRC. Additional information on the Executive Severance Plans, as well as the plan documents, can be found in our Current Reports on Form 8-K filed with the SEC on March 11, 2020 and February 28, 2022.

In addition to the severance benefits described above, in the event of Mr. Krasner’s resignation for “good reason” prior to the 6-month period preceding a change in control or after the 24-month period following a “change in control” (as such

90 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Compensation Tables (continued)

terms are defined in the U.S. Executive Severance Plan), Mr. Krasner would be entitled to: (i) monthly cash installments during a 12-month period equal to the sum of 12 months of base salary and one times target STI and (ii) the cost of the entire amount of COBRA premiums for the continuation of group healthcare coverage for up to 18 months following the termination date.

Mr. Furman

Mr. Furman’s employment agreement provides that upon a termination of Mr. Furman’s employment by the Company without “good cause” (other than by reason of death or “disability”) or by Mr. Furman for “good reason” (as such terms are defined in his employment agreement), he is entitled to (i) continued payment of his annual base salary during the 12-month period following the termination date, (ii) payment of his target STI of 125% of his annual base salary in equal installments during the 12-month period following the termination date, (iii) payment of a prorated STI award for the fiscal year of his termination based on actual performance, (iv) continued medical coverage for Mr. Furman, his spouse and covered dependents as of the date of termination until the earlier of the end of the 12-month period following the termination date or the date he obtains new employment with medical coverage and (v) for purposes of determining achievement of service-based vesting requirements applicable to any outstanding unvested equity awards, he will be treated as having an additional 12 months of service as of the date of termination. However, if such termination occurs within 24 months following a “change in control” (as defined under the 2012 Plan), Mr. Furman is entitled to (i) two times his annual base salary (paid in a cash lump sum), (ii) two times his target STI (paid in a cash lump sum), (iii) payment of a prorated STI award for the year of termination based on target (not actual) performance, (iv) continued medical coverage for Mr. Furman, his spouse and covered dependents as of the date of termination until the earlier of the end of the 12-month period following the termination date or the date he obtains new employment with medical coverage and (v) all service-based vesting requirements applicable to any outstanding unvested equity awards will be waived as of the date of termination. Any and all amounts payable upon Mr. Furman’s termination will be provided subject to Mr. Furman delivering and not revoking within 60 days of his termination a general release of claims in favor of the Company.

The definitions of “good cause” and “good reason” are set forth in Mr. Furman’s employment agreement, as detailed in the section entitled “— Named Executive Officers’ Employment Agreements.”

Mr. Garrard

Mr. Garrard’s termination provisions, as approved by the HCC Committee, provide that upon the termination of his employment contract for any reason other than cause, Mr. Garrard is entitled to automatic continued full vesting of PSUs and RSUs granted under the 2022 LTIP, 2023 LTIP and 2024 LTIP, as well as prospective PSUs and RSUs, on the original vesting dates, with PSUs based on actual performance, and no minimum service requirement applicable to awards granted from 2023 onward. In the event of Mr. Garrard’s death or total disablement, he is entitled to (i) automatic continued full vesting of PSUs granted under the 2022 LTIP, 2023 LTIP and 2024 LTIP and prospective PSUs on the original vesting dates, based on actual performance and (ii) automatic accelerated full vesting of RSUs granted under the 2022 LTIP, 2023 LTIP and 2024 LTIP and prospective RSUs on the termination date. In the event of Mr. Garrard’s resignation or retirement from the Company after December 31st, 2024 with due notice and agreement to not work for a competitor, in any capacity, for at least 3 years, he is entitled to automatic continued full vesting of PSUs and RSUs granted under the 2022 LTIP, 2023 LTIP and 2024 LTIP on the original vesting dates, as well as prospective PSUs and RSUs, with PSUs based on actual performance, and no minimum service requirement applicable to awards granted from 2023 onward. In the event that Mr. Garrard is under a period of notice of termination of employment, as provided by either him or the Company, Mr. Garrard is entitled to continue receiving ongoing annual grants of LTIP awards through his date of termination, including during the notice period.

Ms. Clarke

Ms. Clarke’s employment agreement provides that in the event of a "change in control" (as defined in the Non-U.S. Executive Severance Plan), Ms. Clarke may resign by providing the Company with at least three months’ notice but may not leave the Company prior to 30 days following the effective date of a "change in control." In such event, Ms. Clarke will be entitled to (i) payment in lieu of her remaining notice period under the contract of employment (up to 12 months), (ii) to the extent not already paid and/or vested, immediate payment and/or accelerated vesting in respect of (a) bonus buyout payments to address her bonus forfeiture in respect of her 2023 performance (b) her WTW target STI for 2024 and (c) all equity sign-on grants specified within her offer letter. In the event that accelerated vesting is not available under any of the applicable scheme rules, the Company agrees to make a payment in lieu of all such unvested amounts.

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 91

2024 YEAR-END PROXY STATEMENT

Compensation Tables (continued)

Potential Payments as of December 31, 2024

The below table reflects the severance benefits that Mr. Hess, Mr. Krasner, Ms. Clarke, Ms. Gebauer and Mr. Garrard would have been eligible to receive under the Executive Severance Plans and that Mr. Furman would have been entitled to receive under his employment agreement, in each case, in each termination scenario, as of December 31, 2024.

		Termination Scenarios
		A	B	C	D	E
Name	Form of Compensation	Termination Outside of Change in Control Period* ($)	Termination During Change in Control Period** ($)	Retirement ($)	Death or Disability ($)	Cause/ Without Good Reason ($)
Carl Hess	Cash Severance Payment (1)	6,000,000	11,370,400	—	—	—
	Perquisites/Benefits (2)	45,618	45,618	—	—	—
	Accelerated Vesting of Equity Awards (3)	22,556,726	28,701,242	22,556,726	32,383,378	—
	Total	28,602,344	40,117,260	22,556,726	32,383,378	—
Andrew Krasner	Cash Severance Payment (1)	1,800,000	4,795,200	—	—	—
	Perquisites/Benefits (2)	53,853	53,853	—	—	—
	Accelerated Vesting of Equity Awards (3)	3,223,240	6,163,310	—	6,975,855	—
	Total	5,077,093	11,012,363	—	6,975,855	—
Lucy Clarke***	Cash Severance Payment (1)	1,805,063	4,731,471	—	—	—
	Perquisites/Benefits (2)	—	—	—	—	—
	Accelerated Vesting of Equity Awards (3)	—	4,179,561	—	4,179,561	—
	Total	1,805,063	8,911,032	—	4,179,561	—
Julie Gebauer	Cash Severance Payment (1)	1,535,625	4,075,975	—	—	—
	Perquisites/Benefits (2)	29,275	29,275	—	—	—
	Accelerated Vesting of Equity Awards (3)	3,634,524	5,029,069	3,634,524	5,606,370	—
	Total	5,199,424	9,134,319	3,634,524	5,606,370	—
Matthew Furman	Cash Severance Payment (1)	2,306,119	3,562,125	—	—	—
	Perquisites/Benefits (2)	30,192	30,192	—	—	—
	Accelerated Vesting of Equity Awards (3)	1,782,649	3,383,619	—	3,832,805	—
	Total	4,118,960	6,975,936	—	3,832,805	—
Adam Garrard	Cash Severance Payment (1)	1,455,602	3,858,296	—	—	—
	Perquisites/Benefits (2)	—	—	—	—	—
	Accelerated Vesting of Equity Awards (3)	5,334,791	5,334,791	5,334,791	5,334,791	—
	Total	6,790,393	9,193,087	5,334,791	5,334,791	—

* Termination Outside of Change in Control Period — For Cash Severance Payment and Perquisites/Benefits amounts, this column represents: (i) Involuntary Termination under the Executive Severance Plans for Mr. Hess, Ms. Clarke, Ms. Gebauer and Mr. Garrard, (ii) Qualifying Termination under the Executive Severance Plans for Mr. Krasner (per terms of his offer letter) and (iii) termination without “good cause” or resignation for “good reason” for Mr. Furman (as described in his employment agreement). For Accelerated Vesting of Equity Awards amounts, this column represents termination without “cause” (or “good cause”) or resignation for “good reason” (as such terms are described in the respective equity award and employment agreements).

** Termination During Change in Control Period — For Cash Severance Payment and Perquisites/Benefits amounts, this column represents: (i) Qualifying Termination occurring during the period commencing 6 months prior to a “change in control” and ending 24 months following a “change in control,” under the Executive Severance Plans for Mr. Hess, Mr. Krasner, Ms. Clarke, Ms. Gebauer and Mr. Garrard and (ii) termination without “good cause” or resignation for “good reason” within 24 months following a “change in control” for Mr. Furman (as described in his employment agreement). For Accelerated Vesting of Equity Awards amounts, this column represents termination without “cause” (or “good cause”) or resignation for “good reason” within 24 months following a “change in control” (as such terms are described in the respective equity award and employment agreements), except for Ms. Clarke whose new hire equity awards allow for accelerated vesting in the event of a “change in control” (as such term is defined under the Non-U.S.

92 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Compensation Tables (continued)

Executive Severance Plan) provided at least three months’ notice is given and she does not leave the Company prior to 30 days following the effective date of a “change in control.”

*** Per terms of Ms. Clarke's offer letter, in the event that she voluntarily leaves the Company or if she is dismissed for gross misconduct before completing one full year of service with the Company, she will be required to repay the value of the following awards in full within 14 days of her last day of employment: (i) the bonus buyout payment of £1.15 million paid in cash to her in August 2024 and (ii) the additional equity buyout award of $1.55 million in fully vested RSUs granted to her in October 2024.

(1) Cash Severance Payment

The components of the Cash Severance Payment that could be payable to the NEOs in certain termination scenarios include: (i) severance payment consisting of a multiple of the executive’s annual base salary and target STI award and (ii) pro-rata STI award for the year of termination, based on target or actual performance, and payable at the same time that STI awards are payable generally.

A breakdown of the Cash Severance Payment amounts shown above for each NEO is shown in the following table with additional details described below.

		Termination Scenarios
		A	B	C	D	E
Name	Breakdown of Cash Severance Payment	Termination Outside of Change in Control Period ($)	Termination During Change in Control Period ($)	Retirement ($)	Death or Disability ($)	Cause/ Without Good Reason ($)
Carl Hess	Severance Multiplier	2	3	—	—	—
	Severance Payment	6,000,000	9,000,000	—	—	—
	Pro Rata STI for Year of Termination	—	2,370,400	—	—	—
	Cash Severance Payment	6,000,000	11,370,400	—	—	—
Andrew Krasner	Severance Multiplier	1	2	—	—	—
	Severance Payment	1,800,000	3,600,000	—	—	—
	Pro Rata STI for Year of Termination	—	1,195,200	—	—	—
	Cash Severance Payment	1,800,000	4,795,200	—	—	—
Lucy Clarke*	Severance Multiplier	1	2	—	—	—
	Severance Payment	1,805,063	3,610,126	—	—	—
	Pro Rata STI for Year of Termination	—	1,121,345	—	—	—
	Cash Severance Payment	1,805,063	4,731,471	—	—	—
Julie Gebauer	Severance Multiplier	1	2	—	—	—
	Severance Payment	1,535,625	3,071,250	—	—	—
	Pro Rata STI for Year of Termination	—	1,004,725	—	—	—
	Cash Severance Payment	1,535,625	4,075,975	—	—	—
Matthew Furman	Severance Multiplier	1	2	—	—	—
	Severance Payment	1,393,875	2,787,750	—	—	—
	Pro Rata STI for Year of Termination	912,244	774,375	—	—	—
	Cash Severance Payment	2,306,119	3,562,125	—	—	—
Adam Garrard*	Severance Multiplier	1	2	—	—	—
	Severance Payment	1,455,602	2,911,204	—	—	—
	Pro Rata STI for Year of Termination	—	947,092	—	—	—
	Cash Severance Payment	1,455,602	3,858,296	—	—	—

* The figures for Ms. Clarke and Mr. Garrard have been converted from British pounds into U.S. dollars at the five-year average exchange rate (2020 — 2024) (£1:$1.2836).

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 93

2024 YEAR-END PROXY STATEMENT

Compensation Tables (continued)

•
Mr. Hess, Mr. Krasner, Ms. Gebauer, Ms. Clarke and Mr. Garrard:
o
Termination Outside of Change in Control Period (Column A) — The Cash Severance Payment amounts shown above reflect the cash severance that each executive would be eligible to receive under the Executive Severance Plans for an Involuntary Termination (or a Qualifying Termination in the case of Mr. Krasner per the terms of his offer letter) occurring prior to the 6-month period preceding a “change in control” or after the 24-month period following a “change in control,” which is equal to: (i) two times the sum of annual base salary and target STI award (payable in installments over 24 months) for Mr. Hess and (ii) the sum of annual base salary and target STI award (payable in installments over 12 months) for the other NEOs.
o
Termination During Change in Control Period (Column B) — The Cash Severance Payment amounts shown above reflect the cash severance that each executive would be eligible to receive under the Executive Severance Plans for a Qualifying Termination occurring during the period commencing 6 months prior to a “change in control” and ending 24 months following a “change in control,” which includes: (i) cash severance equal to three times the sum of annual base salary and target STI award (payable in lump sum) and a pro-rata portion of the STI award for the year of termination (based on actual performance) for Mr. Hess and (ii) cash severance equal to two times the sum of annual base salary and target STI award (payable in lump sum) and a pro-rata portion of the STI award for the year of termination (based on actual performance) for the other NEOs.
•
Mr. Furman — The Cash Severance Payment shown in Column A above reflects the severance that he would be entitled to receive pursuant to his employment agreement for termination without “good cause” or resignation for “good reason,” including: (i) cash severance of $1,393,875 (equal to the sum of his annual base salary and target STI award) payable in installments over 12 months and (ii) a pro-rata portion of his STI award for the year of termination based on actual performance in the amount of $912,244. The Cash Severance Payment shown in Column B above reflects the severance that he would be entitled to receive pursuant to his employment agreement for termination without “good cause” or resignation for “good reason” within 24 months following a “change in control,” including: (i) a lump sum cash severance payment of $2,787,750 (equal to two times the sum of his annual base salary and target STI award) and (ii) a pro-rata portion of his STI award for the year of termination based on target performance in the amount of $774,375.

(2) Perquisites/Benefits

The Perquisites/Benefits amounts shown in Columns A and B above for Mr. Hess, Mr. Krasner and Ms. Gebauer reflect the estimated value of continued group healthcare coverage that each executive would be entitled to under the U.S. Executive Severance Plan. Under the plan, for (i) an Involuntary Termination (or a Qualifying Termination in the case of Mr. Krasner per the terms of his offer letter) occurring prior to the 6-month period preceding a “change in control” or after the 24-month period following a “change in control” or (ii) a Qualifying Termination occurring during the period commencing 6 months prior to a “change in control” and ending 24 months following a “change in control,” each executive would be entitled to the cost of the entire amount of the COBRA premiums for the continuation of group healthcare coverage for the participant and the participant’s eligible dependents under the Company’s group medical and dental plans for (a) up to 24 months following the date of termination for Mr. Hess and (b) up to 18 months following the date of termination for Mr. Krasner and Ms. Gebauer. The values above reflect the estimated maximum COBRA subsidy (equal to the estimated cost of Company contributions for active medical and dental coverage for 24 or 18 months following termination, as applicable) of $45,618 for Mr. Hess, $53,853 for Mr. Krasner and $29,275 for Ms. Gebauer. The Perquisites/Benefits amounts shown above for Mr. Furman reflect the estimated value of continued health benefits per terms of his employment agreement. Mr. Furman’s employment agreement provides for up to 12 months of continued health benefits (an estimated maximum benefit of $30,192).

In addition, upon any termination of employment, the NEOs may be entitled to benefits that are provided generally by the Company to salaried employees, including distributions under the Company’s 401(k) plan, health care benefits, disability benefits and accrued vacation pay.

94 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Compensation Tables (continued)

(3) Accelerated Vesting of Equity Awards

The amounts above reflect the intrinsic value of any unvested RSU and PSU awards held by each NEO that would (or could) have received accelerated vesting treatment in each termination scenario as described below pursuant to the applicable equity award or employment agreement, based on the Company’s closing share price of $313.24, as quoted on the NASDAQ on the last business day of the fiscal year (December 31, 2024). For more information on the NEOs’ outstanding equity awards at December 31, 2024 considered for these calculations, refer to the section entitled “— Outstanding Equity Awards at Fiscal Year-End.”

Termination Outside of Change in Control Period (Column A)

•
2024 LTIP, 2023 LTIP and 2022 LTIP:
o
Mr. Hess, Mr. Krasner, Ms. Gebauer and Mr. Furman — Per terms of the award agreements for the PSUs and RSUs granted under 2024 LTIP, 2023 LTIP and 2022 LTIP, in the event of termination without “cause” (or “good cause”) or resignation for “good reason” prior to a “change in control” or after the 24-month period following a “change in control,” each occurring after the first anniversary of the grant date: (i) a pro rata number of PSUs will vest on the original vesting date and (ii) any RSUs that are unvested as of the termination date will be forfeited automatically unless the HCC Committee elects to accelerate some or all of the unvested RSUs. The 2024 LTIP awards are assumed to have been forfeited as the one-year minimum vesting requirement would not have been achieved at the termination date. The 2023 LTIP and 2022 LTIP awards reflect the following treatment: (i) for Mr. Krasner and Mr. Furman, the values in Column A reflect the potential value of the pro rata portion of outstanding PSUs under each award (assuming target performance for 2023 LTIP and based on actual performance for 2022 LTIP) that could vest on the original vesting date for the respective award in accordance with the respective award agreement terms and (ii) for Mr. Hess and Ms. Gebauer (who are eligible for retirement treatment of their outstanding equity awards), it has been assumed that retirement treatment would be applied in this termination scenario to the outstanding PSUs and RSUs under the awards, and accordingly, the amounts in Column A reflect the potential value of outstanding PSUs (assuming target performance for 2023 LTIP and based on actual performance for 2022 LTIP) and RSUs that could continue to vest on the original vesting dates, in accordance with retirement treatment.
o
Mr. Garrard — Mr. Garrard’s enhanced termination provisions provide for (i) automatic continued full vesting of PSUs granted under the 2024 LTIP (with no minimum service requirement), 2023 LTIP and 2022 LTIP on the original vesting dates, based on actual performance and (ii) automatic continued full vesting of RSUs granted under the 2024 LTIP, 2023 LTIP and 2022 LTIP. The amounts in Column A reflect (i) the potential value of outstanding PSUs under the 2024 LTIP, 2023 LTIP and 2022 LTIP that could vest on the original vesting date for the respective award (assuming target performance for 2024 LTIP and 2023 LTIP and based on actual performance for 2022 LTIP) and (ii) the value of outstanding RSUs under the 2024 LTIP, 2023 LTIP and 2022 LTIP which would have received full continued vesting.
•
Other RSU Awards:
o
Ms. Clarke — The outstanding RSUs under Ms. Clarke's sign-on RSU award and buyout RSU award, both granted in 2024, are subject to a one-year minimum vesting requirement per terms of the respective award agreement. The outstanding RSUs under these awards are assumed to have been forfeited in this scenario, as the one-year minimum vesting requirement would not have been achieved at the termination date.
o
Ms. Gebauer and Mr. Garrard — The amounts in Column A for Ms. Gebauer and Mr. Garrard also reflect the value of outstanding RSUs under the special RSU award, granted to both NEOs in 2023 with respect to 2022 performance, that pursuant to the terms of the respective award agreement, would continue to vest on the original vesting date.

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 95

2024 YEAR-END PROXY STATEMENT

Compensation Tables (continued)

Termination During Change in Control Period (Column B)

•
2024 LTIP, 2023 LTIP and 2022 LTIP: Per terms of the award agreements for the PSUs and RSUs granted under 2024 LTIP, 2023 LTIP and 2022 LTIP, in the event of termination without “cause” (or “good cause”) or resignation for “good reason” within 24 months following a “change in control,” outstanding RSUs and target PSUs would have received automatic full vesting acceleration on the termination date, which is reflected in the amounts in Column B for all NEOs other than Ms. Clarke.
•
Other RSU Awards:
o
Ms. Clarke — The amount in Column B for Ms. Clarke reflects the value of outstanding RSUs under her sign-on RSU award and buyout RSU award, both granted in 2024, that pursuant to the terms of the respective award agreement, would have received automatic full vesting treatment at the termination date in this scenario.
o
Ms. Gebauer and Mr. Garrard — The amounts in Column B for Ms. Gebauer and Mr. Garrard also reflect the value of outstanding RSUs under the special RSU award, granted to both NEOs in 2023 with respect to 2022 performance, that pursuant to the terms of the respective award agreement, would have received automatic full vesting treatment at the termination date in this scenario.

Retirement (Column C)

Mr. Hess, Ms. Gebauer and Mr. Garrard would be eligible for retirement treatment of their outstanding equity awards per terms of the respective programs. In the event of the executive’s termination of service on December 31, 2024 and prior to the vesting date due to a “qualifying retirement” (as defined in the applicable award agreements), the RSUs and earned PSUs granted under 2023 LTIP and 2022 LTIP will vest on the respective vesting date, subject to the executive’s compliance with the restrictive covenants and other obligations contemplated in the applicable award agreement. For Mr. Hess and Ms. Gebauer, the RSUs and PSUs granted under the 2024 LTIP would be forfeited as the one-year minimum service requirement would not have been met as of the termination date. Per Mr. Garrard's enhanced termination provisions, the one-year minimum service requirement is not applicable to his 2024 LTIP award and accordingly, the RSUs and earned PSUs granted under his 2024 LTIP award will continue to vest on the respective vesting date. The amounts shown in Column C of the above table are intended to reflect the potential value of outstanding equity awards that each NEO could receive on the respective vesting date for each award, in accordance with retirement treatment (and the enhanced termination provisions for Mr. Garrard), and are based on the following assumptions: (i) target performance for the 2024 LTIP PSUs granted to Mr. Garrard and for the 2023 LTIP PSUs granted to Mr. Hess, Ms. Gebauer and Mr. Garrard and (ii) actual performance determined for the 2022 LTIP PSUs. Note that while the values related to the 2024 and 2023 LTIP PSUs have been estimated at target for purposes of the above table, the actual number of PSUs earned under these awards may differ and would be determined following the end of the respective performance period based on the applicable performance criteria.

Death or Disability (Column D)

•
2024 LTIP, 2023 LTIP and 2022 LTIP: RSUs granted under 2024 LTIP, 2023 LTIP and 2022 LTIP would receive automatic full vesting acceleration on the date of termination in this scenario, per terms of the respective award agreement. Earned PSUs granted under 2024 LTIP, 2023 LTIP and 2022 LTIP will continue to vest on the original vesting date for the respective award in this scenario, per terms of the respective award agreement. The amounts shown in Column D for all NEOs other than Ms. Clarke are intended to reflect the potential value of outstanding PSUs under 2024 LTIP, 2023 LTIP and 2022 LTIP that each NEO could receive on the original vesting date for the respective award, assuming target performance for 2024 LTIP and 2023 LTIP and based on actual performance for 2022 LTIP.
•
Other RSU Awards:
o
Ms. Clarke — The amount in Column D for Ms. Clarke reflects the value of outstanding RSUs under her sign-on RSU award and buyout RSU award, both granted in 2024, that pursuant to the terms of the respective award agreement, would have received automatic full vesting treatment at the termination date in this scenario.

96 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Compensation Tables (continued)

o
Ms. Gebauer and Mr. Garrard — The amounts in Column D for Ms. Gebauer and Mr. Garrard also reflect the value of outstanding RSUs under the special RSU award, granted to both NEOs in 2023 with respect to 2022 performance, that pursuant to the terms of the respective award agreement, would have received automatic full vesting treatment at the termination date in this scenario.

All Other Termination Scenarios

In all other termination scenarios, outstanding RSUs and PSUs would not receive automatic vesting acceleration per the terms of the applicable award agreements.

Impact on Present Value of Accumulated Pension Benefits Payable in Certain Termination Scenarios

The account values payable to the NEOs through the Non-Qualified Deferred Compensation Plans are shown in the table in the section entitled “— Non-Qualified Deferred Compensation for the Fiscal Year Ended December 31, 2024” above and would not change based on early retirement, death, disability or a change in control of the Company. The value of benefits payable to the NEOs under the Willis Towers Watson Pension Plan and the Towers Watson SERP outlined above may increase (or decrease) in the event of the early retirement, pre-retirement death or disability of the NEO. Benefits do not become payable under the Willis Towers Watson Pension Plan or the Towers Watson SERP as a result of a change in control of the Company. Using the assumptions employed in the table in the section entitled “— Pension Benefits at 2024 Fiscal Year-End” (the “Pension Benefits Table”), the present value of the pension and disability benefit (as applicable) payable to the NEOs as of December 31, 2024 in the event of early retirement, death or disability is shown in the following table.

Total Present Value as of December 31, 2024 in case of:
Name	Plan	Early Retirement ($) (1)	Increase/ (Decrease) from Pension Benefits Table ($)	Pre- Retirement Death ($) (2)	Increase/ (Decrease) from Pension Benefits Table ($)	Disability ($) (3)	Increase/ (Decrease) from Pension Benefits Table ($)
Carl Hess	WTW Pension Plan	1,848,228	(7,086)	1,595,306	(260,008)	1,749,214	(106,100)
	Towers Watson SERP	3,361,509	198,228	3,363,096	199,815	2,771,519	(391,762)
	Disability	—	—	—	—	987,321	987,321
	Total	5,209,737	191,142	4,958,402	(60,193)	5,508,054	489,459
Andrew Krasner	WTW Pension Plan	57,801	492	61,369	4,060	356,182	298,873
	Disability	—	—	—	—	3,697,200	3,697,200
	Total	57,801	492	61,369	4,060	4,053,382	3,996,073
Julie Gebauer	WTW Pension Plan	1,823,749	6,702	1,229,465	(587,582)	1,774,612	(42,435)
	Towers Watson SERP	5,020,443	(195,339)	5,020,443	(195,339)	4,524,212	(691,570)
	Disability	—	—	—	—	988,292	988,292
	Total	6,844,192	(188,637)	6,249,907	(782,922)	7,287,116	254,287
Matthew Furman	WTW Pension Plan	168,349	1,116	175,351	8,118	421,307	254,074
	Disability	—	—	—	—	2,658,203	2,658,203
	Total	168,349	1,116	175,351	8,118	3,079,510	2,912,277

(1)
The decrease for early retirement compared to the Pension Benefits Table for Mr. Hess in the Willis Towers Watson Pension Plan is because the discount rate used to discount payments under the Pension Benefits Table is lower than the early retirement factors at which benefits are reduced to the early retirement age. The increase for early

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 97

2024 YEAR-END PROXY STATEMENT

Compensation Tables (continued)

retirement compared to the Pension Benefits Table for Mr. Hess in the Towers Watson SERP is due to the use of a lower lump sum rate which is in effect for immediate terminations than the assumed lump sum rate used for when he assumed to retire for the Pension Benefits Table. The decrease for early retirement compared to the Pension Benefits Table for Ms. Gebauer in the Towers Watson SERP is due to the use of a higher lump sum rate which is in effect for current terminations than the assumed lump sum rate used for when she is assumed to retire for the Pension Benefits Table. The decrease for early retirement compared to the Pension Benefits Table for Messrs. Krasner and Furman in the Willis Towers Watson Pension Plan is because the discount rate used to discount payments under the Pension Benefits Table is lower than the early retirement factors at which benefits are reduced to the early retirement age.

The Willis Towers Watson Pension Plan benefit attributable to the stable value formulas is assumed payable to the NEOs in the same forms of benefit used in determining benefit obligations under ASC-715 at retirement. 50% of the benefit is assumed payable as a lump sum, 26% of the benefit is assumed to be paid as a 100% joint and survivor annuity, 22% of the benefit is assumed to be paid a single life annuity and 2% of the benefit is assumed to be paid as a 10-year certain and continuous annuity. The assumed forms of payment for the Willis Towers Watson Pension Plan benefit payable to Mr. Hess attributable to the legacy Watson Wyatt formula is 50% as a 100% joint and survivor annuity, 45% as a single life annuity and 5% as a 10-year certain and continuous annuity. The assumed forms of payment for benefits from the Willis Towers Watson Plan benefit attributable to the legacy Towers Perrin formulas payable to Ms. Gebauer is 50% as a lump sum with a residual annuity, 25% as a 100% joint and survivor annuity, 22% as a single life annuity and 3% as a 10-year certain and continuous annuity. The stable value and Legacy Watson Wyatt benefits under the Towers Watson SERP are payable as a lump sum six months after retirement. The Legacy Towers Perrin benefits under the Towers Watson SERP are paid in four approximately equal annual installments beginning six months after retirement. Mr. Hess and Ms. Gebauer are currently eligible for early retirement under the terms of the Willis Towers Watson Pension Plan and the Towers Watson SERP.

(2)
In case of death, the stable value benefits earned by all executives from the Willis Towers Watson Pension Plan and Towers Watson SERP become vested and are immediately payable to the NEO’s surviving spouse or beneficiary (six-month delay for benefits from the Towers Watson SERP). 80% of the Willis Towers Watson Pension Plan benefit is assumed to be paid as a lump sum and 20% is assumed to be paid as a single life annuity to the NEO’s surviving spouse or beneficiary. 100% of the Towers Watson SERP benefit is paid as a lump sum.

For Mr. Hess, the legacy Watson Wyatt qualified formula provides a death benefit to the executive’s spouse assuming the executive retired on the date of his death, elected the 100% joint and contingent benefit form and died the next day. The legacy Watson Wyatt formula in the Towers Watson SERP provides a death benefit to the participant’s spouse, or the designated beneficiary of an unmarried participant, payable in a lump sum equal to the amount that would have been payable to the participant if the participant had retired on the date of the participant’s death. This benefit is provided if the participant is early retirement eligible at death and is available to all plan participants with a legacy Watson Wyatt formula benefit. The death benefit is paid six months after death.

For Ms. Gebauer, the legacy Towers Perrin qualified formula provides a death benefit equal to the greater of her cash balance account through December 31, 2007 and the value of the survivor portion of her final average earnings benefit, plus her cash balance account earned from January 1, 2008 through December 31, 2011. The assumed form of payment for the death benefit attributable to the legacy Towers Perrin formulas is 80% as a lump sum and 20% as a single life annuity to the NEO’s surviving spouse or beneficiary. The Towers Watson SERP benefit attributable to the legacy Towers Perrin formulas provides benefits payable upon death equal to the amount that would have been received if terminating employment on the date of death. The Towers Watson SERP death benefit is paid in four approximately equal annual installments beginning six months after the date of death.

The decrease in the Towers Watson SERP benefits for Ms. Gebauer is attributable to the use of a higher lump sum rate which is in effect for current terminations than the assumed lump sum rate used when she is assumed to retire for the Pension Benefits Table. The decrease in the Towers Watson SERP benefits for Mr. Hess is attributable to the use of a higher lump sum rate which is in effect for current terminations than the assumed lump sum rate used for when he is assumed to retire for the Pension Benefits Table.

(3)
In case of disability, executives are eligible for a disability benefit equal to 60% of base salary plus target bonus, subject to a maximum monthly benefit of $30,000. This benefit is payable until age 65 or for at least 12 months, assuming the participant continues to meet the definition of disability. The table shows the value of the temporary disability benefit that would be payable to age 65 along with the pension benefits payable at age 65. Participants

98 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Compensation Tables (continued)

also receive continued benefit accruals for pension purposes while on disability. The continued benefit accruals are provided as additional stable value accruals under the plans at the same base pay level prior to their disability. Since the Towers Watson SERP was frozen effective July 1, 2017, future accruals are payable from the WTW Stable Value Excess Plan. Those accruals will be credited as notional shares on a quarterly basis.

The change in present value under the Willis Towers Watson Pension Plan is attributable to continued benefit accruals to age 65, offset by the delay in payment until age 65. Decreases in pension values in the Towers Watson SERP are due to the deferral in payment to age 65 and an increase in the lump sum rate used to calculate benefits compared to the rates used in the Pension Benefits Table.

2024 Pay Versus Performance

The following table and supporting narrative contain information regarding “compensation actually paid” to our NEOs and the relationship to company performance.

Pay Versus Performance Table

Year	Summary Compensation Table Total for PEO 1 (Hess) ($) (1)	Compensation Actually Paid to PEO 1 (Hess) ($) (1) (2) (8)	Summary Compensation Table Total for PEO 2 (Haley) ($) (3)	Compensation Actually Paid to PEO 2 (Haley) ($) (2) (3) (8)	Average Summary Compensation Table Total for Non-PEO NEOs ($) (4)	Average Compensation Actually Paid to Non-PEO NEOs ($) (2) (4) (8)	Value of Initial Fixed $100 Investment on December 31, 2019 Based on:		Net Income/ Loss ($) (6)	Adjusted Operating Margin (7)
							Total Shareholder Return ($)	Peer Group Total Shareholder Return ($) (5)
2024	12,502,090	22,045,479	N/A	N/A	4,474,450	5,846,853	166	169	(98)	23.9%
2023	12,668,832	17,266,044	N/A	N/A	3,186,370	3,309,249	126	137	1,055	22.0%
2022	10,728,900	11,413,081	N/A	N/A	2,777,755	3,077,416	126	118	1,009	20.9%
2021	N/A	N/A	20,337,292	14,552,522	3,678,933	2,107,221	121	132	4,222	19.9%
2020	N/A	N/A	20,732,005	18,765,840	3,993,331	3,023,132	106	107	996	18.0%

Notes:

(1)
Reflects compensation for our Chief Executive Officer, Mr. Hess, who served as our Principal Executive Officer ("PEO") in 2022, 2023 and 2024.
(2)
“Compensation actually paid” has been calculated in accordance with the rules outlined under Item 402(v)(2) of Regulation S-K. Details of the adjustments made to reported Summary Compensation Table total compensation for 2023 to determine “compensation actually paid” are summarized below in footnote (8).
(3)
Reflects compensation for our former Chief Executive Officer, Mr. Haley, who served as our PEO in 2021 and 2020.
(4)
Reflects compensation for the following non-PEO NEOs:
•
2024: Mr. Krasner, Ms. Gebauer, Ms. Clarke, Mr. Furman and Mr. Garrard
•
2023 and 2022: Mr. Krasner, Ms. Gebauer, Mr. Garrard and Mr. Furman
•
2021: Mr. Krasner, Mr. Burwell, Mr. Hess, Ms. Gebauer and Mr. Furman
•
2020: Mr. Burwell, Mr. Hess, Ms. Gebauer and Mr. Wickes
(5)
The peer group used for TSR comparisons reflects our compensation benchmarking peer group as disclosed in the CD&A for each year. The peer group comprises the following companies for each year:
•
2024, 2023 and 2022: Aon plc, Arthur J. Gallagher & Co., Automatic Data Processing, Inc., Booz Allen Hamilton Holding Corporation, Cognizant Technology Solutions Corporation, Conduent Incorporated, Fidelity National Financial, Inc., Fidelity National Information Services, Inc., First American Financial Corporation, Fiserv,

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 99

2024 YEAR-END PROXY STATEMENT

Compensation Tables (continued)

Inc., Marsh & McLennan Companies, Inc., Principal Financial Group, Inc., Robert Half Inc., S&P Global Inc., The Hartford Financial Services Group, Inc., Unum Group.
•
2021 and 2020: Aon plc, Arthur J. Gallagher & Co., Automatic Data Processing, Inc., Booz Allen Hamilton Holding Corporation, Cognizant Technology Solutions Corporation, Conduent Incorporated, Fidelity National Financial, Inc., Fidelity National Information Services, Inc., First American Financial Corporation, Fiserv, Inc., Marsh & McLennan Companies, Inc., Nielsen Holdings plc, Principal Financial Group, Inc., Robert Half Inc., S&P Global Inc., The Hartford Financial Services Group, Inc., Unum Group.

The only change in the peer group between 2024, 2023 and 2022 and the prior two years is the removal of Nielsen Holdings plc, which ceased trading during the year. As a result of this, it is not possible to calculate TSR for the 2020 and 2021 group in 2022, 2023 and 2024, given no data for Nielsen Holdings plc is available.

(6)
Reflects WTW’s consolidated reported net income in millions, calculated on a GAAP basis, as reported in our Annual Report on Form 10-K for the relevant year.
(7)
For 2024 we have designated Adjusted Operating Margin as our “Company-Selected Measure,” reflecting our view that it is the most important financial performance measure (not otherwise required to be disclosed in the table) linking “compensation actually paid” to Company performance, given its role in our LTIP. In 2023 and 2022, we identified Adjusted Net Revenue as our Company-Selected Measure. We may designate a different financial performance measure as our Company-Selected Measure in future years.
(8)
The following adjustments were made to Summary Compensation Table total compensation to determine “compensation actually paid” for our NEOs:

Adjustments	2024
	PEO ($)	Non-PEO NEO Average ($)
Summary Compensation Table Total	12,502,090	4,474,450
Deduction for amount reported in “Share Awards” column of the Summary Compensation Table	(8,933,289)	(2,452,688)
Addition of fair value at fiscal year (“FY”) end, of equity awards granted during the FY that remained outstanding (a)	10,762,696	2,451,414
Addition of fair value at vesting date, of equity awards granted during the FY that vested during the FY (a)	N/A	309,958
Addition of change in fair value at FY end versus prior FY end for awards granted in prior FY that remained outstanding (a)	7,129,266	895,439
Addition of change in fair value at vesting date versus prior FY end for awards granted in prior FY that vested during the FY (a)	287,212	121,787
Addition in respect of any dividends or other earnings paid during applicable FY prior to vesting date of underlying award	270,132	41,425
Deduction for values reported in the “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” column of the Summary Compensation Table	N/A	(5,375)
Addition for the Service Cost attributable to services rendered during the FY (b)	27,372	10,443
Compensation Actually Paid	22,045,479	5,846,853

(a)
The equity awards included above comprise PSUs and RSUs granted from 2020 through 2024. The fair values of the equity awards were calculated using valuation assumptions that materially differ from those disclosed at the time

100 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Compensation Tables (continued)

of grant, including: (1) the fair value of RSU awards was calculated using the closing price of our common shares as of the last day of the applicable year or on the date of vesting, as applicable; (2) the fair value of PSU awards was estimated using the closing price of our common shares as of the last day of the applicable year and adjusted for management’s estimate of performance as of the end of the year.
(b)
For disclosures of all significant assumptions used by the Willis Towers Watson Pension Plan for U.S. employees, please refer to our consolidated financial statements including in our Annual Report on Form 10-K for the year ended December 31, 2024. The table below provides a limited summary of the assumptions used to determine service costs for the purposes of “compensation actually paid”:

Year	Effective Discount Rate	Assumed Salary Increase Rate
2024	5.79%	4.00%

Compensation Actually Paid Versus Company Performance

The following charts provide a visual depiction of the relationships between “compensation actually paid” to our PEOs, and the average for our non-PEO NEOs, to aspects of WTW’s financial performance. As noted above, our PEO in 2020 and 2021 was Mr. Haley, and in 2022, 2023 and 2024 was Mr. Hess. As described in greater detail in the section entitled “Executive Compensation: Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a pay-for-performance philosophy. The Company generally seeks to incentivize long-term performance and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, the Company is providing the following graphs to illustrate the relationships between information presented in the Pay Versus Performance table. Net Income on a GAAP basis for 2021 included a one-time payment that the Company received as a result of the termination of the proposed Aon plc transaction. Net Loss on a GAAP basis for 2024 primarily includes impairment charges of over $1.0 billion related to the sale of TRANZACT.

Compensation Actually Paid Versus Company and Peer TSR

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 101

2024 YEAR-END PROXY STATEMENT

Compensation Tables (continued)

Compensation Actually Paid Versus GAAP Net Income

Compensation Actually Paid Versus Adjusted Operating Margin

102 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Compensation Tables (continued)

Tabular List of Company Performance Measures

The following table alphabetically lists the measures we believe are most important in linking compensation actually paid to company performance during 2024.

Tabular List of Most Important Measures
(1) Adjusted EPS
(2) Adjusted EPS Growth
(3) Adjusted Net Revenue
(4) Adjusted Net Revenue Growth
(5) Adjusted Operating Margin
(6) Free Cash Flow Margin
(7) Relative TSR

CEO Pay Ratio

Under the SEC rules (Item 402(u) of Regulation S-K) adopted pursuant to the Dodd-Frank Act of 2010, the Company is required to calculate and disclose the total compensation paid to its median paid employee, as well as the ratio of the total compensation paid to the median employee as compared to the total compensation paid to the Company’s CEO. The discussion below describes our methodology for how we determined our median employee for 2023. As permitted under the SEC rules, we have used the same median employee for purposes of calculating our CEO pay ratio for 2024.

Determining Our Median Employee

We identified our median employee based on our employees as of December 31, 2023. As is permitted under SEC rules, we used “base pay” as our consistently applied compensation measure. We used actual base pay earned during 2023 for hourly workers and we annualized base pay for those who commenced work during 2023.

The total number of WTW employees as of December 31, 2023 was 48,630. As permitted by SEC rules, we excluded 2,412 non-U.S. employees (representing 4.96% of the total) in 23 jurisdictions, as indicated in the table below. After applying the permitted exclusion, our employee count as of December 31, 2023 was 46,218.

Excluded (4.96% of employees)
● Argentina (219)	● Brunei (4)	● Cameroon (87)	● Colombia (795)
● Costa Rica (93)	● Cote d’Ivoire (147)	● Egypt (106)	● El Salvador (87)
● Ghana (16)	● Gibraltar (4)	● Guatemala (113)	● Honduras (67)
● Mauritius (31)	● Nicaragua (21)	● Nigeria (23)	● Panama (216)
● Republic of Congo (45)	● Senegal (55)	● Serbia (16)	● Uganda (14)
● Ukraine (18)	● Uruguay (85)	● Venezuela (150)

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 103

2024 YEAR-END PROXY STATEMENT

Compensation Tables (continued)

Methodology and Pay Ratio

We then used a valid statistical sampling methodology to determine employees within 5% of the median. From that group, we selected a reasonably representative employee as our median employee.

We then calculated our median employee’s total annual compensation including all elements of compensation required to be included in the Summary Compensation Table. Our estimated median employee’s Summary Compensation Table total compensation was $48,869. Our CEO’s compensation as reported in the Summary Compensation Table was $12,502,090. Therefore, our estimate of CEO pay to median employee pay is 256:1.

We caution shareholders that because the SEC rules allow for companies to adopt various methodologies and exclusions and to make reasonable estimates and assumptions that reflect their compensation practices to identify the median employee and calculate the CEO pay ratio, the pay ratios reported by other companies generally are not comparable to the pay ratio reported above.

104 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Proposal No. 4: Grant the Board Authority to Issue Shares under Irish Law

As a matter of Irish company law, the directors of a company may not issue new ordinary or preferred shares unless approved by shareholders. Our current authorization, approved by shareholders at our 2024 AGM will expire on November 21, 2025. We are presenting this Proposal No. 4 to grant the Board authority to issue our authorized shares on the terms set forth below.

It is customary practice for listed companies in Ireland to seek shareholder authority to issue the equivalent of up to 20% of a company’s issued ordinary share capital and for such authority to be limited to a period of 12 to 18 months. Therefore, in accordance with customary practice in Ireland, we are seeking approval to authorize the Board to issue the equivalent of up to 19,876,164 ordinary shares (being equivalent to approximately 20% of the Company’s issued ordinary share capital as of March 17, 2025 (the latest practicable date before this Proxy Statement)) for a period expiring 18 months from the passing of this resolution, unless otherwise varied, revoked or renewed.

Granting the Board this authority is a routine matter for public companies incorporated in Ireland and is consistent with Irish market practice. This authority is fundamental to our business and, if applicable, will facilitate our ability to fund acquisitions and otherwise raise capital. It is important for the Company to be able to issue shares in order to pursue its growth strategy. We are not asking you to approve an increase in our authorized share capital. Instead, approval of this proposal will only grant the Board the authority to issue shares that are already authorized under our Articles of Association upon the terms below. In addition, we note that, because we are a NASDAQ-listed company, our shareholders continue to benefit from the protections afforded to them under the rules and regulations of NASDAQ and the SEC, including those rules that limit our ability to issue shares in specified circumstances. Furthermore, we note that this authorization is required as a matter of Irish law and is not otherwise required for other companies listed on NASDAQ with whom we compete.

The authority, if granted, would apply to issues of shares and instruments convertible into shares, such as warrants and options. Under Irish law, an ordinary resolution requires the approval of over 50% of the votes of the shareholders cast at a general meeting.

The text of the resolution in respect of this proposal, which is an ordinary resolution, is as follows:

“RESOLVED, that, subject to applicable rules and listing standards of NASDAQ and to applicable rules and regulations of the U.S. Securities and Exchange Commission, the directors be and are hereby generally and unconditionally authorized with effect from the passing of this resolution to exercise all the powers of the Company to allot relevant securities (within the meaning of section 1021 of the Companies Act 2014) up to an aggregate nominal amount of $6,054.98 (being equivalent to 19,876,164 ordinary shares or approximately 20% of the aggregate nominal value of the issued ordinary share capital of the Company as of March 17, 2025 (the latest practicable date before this Proxy Statement)). The authority conferred by this resolution shall expire 18 months from the passing of this resolution, unless previously renewed, varied or revoked by the Company in general meeting and provided that the Company may before such expiry make an offer or agreement which would or might require relevant securities to be allotted after such expiry and the directors may allot relevant securities in pursuance of such an offer or agreement as if the authority conferred by this resolution had not expired.”

The Board of Directors unanimously recommends a vote “FOR” the resolution to grant the Board authority to issue new ordinary or preferred shares for issuances up to 20% of the Company’s outstanding share capital.

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 105

2024 YEAR-END PROXY STATEMENT

Proposal No. 5: Grant the Board Authority to Opt Out of Statutory Pre-emption Rights under Irish Law

Under Irish law, unless otherwise authorized, when an Irish public limited company issues shares for cash to new shareholders, it is required first to offer those shares on the same or more favorable terms to its existing shareholders of the company on a pro-rata basis (commonly referred to as the statutory pre-emption right). As our current authority will expire on November 21, 2025, we are presenting this Proposal No. 5 to grant the Board authority to opt out of the pre-emption right on the terms set forth below.

It is customary practice for listed companies in Ireland to seek shareholder authority to waive (or “opt out of”) their statutory pre-emption rights in the event of (i) the issuance of shares for cash in connection with any rights issue; and (ii) the issuance of shares for cash, if the issuance is limited to the equivalent of up to 20% of a company’s issued ordinary share capital. In order to preserve the Board's capacity to implement acquisitions and capital-raising activities, we are seeking the full customary 20% authority. It is also customary practice for such waiver (or opt-out) to be limited to a period of 12 to 18 months. Therefore, in accordance with customary practice for listed companies in Ireland, we are seeking this authority for a period expiring 18 months from the passing of this resolution, unless otherwise varied, renewed or revoked.

Similar to the authorization sought for Proposal No. 4, granting the Board this authority is a routine matter for public companies incorporated in Ireland and is consistent with Irish market practice. This authority is fundamental to our business and, if applicable, will facilitate our ability to fund acquisitions and otherwise raise capital. We are not asking you to approve an increase in our authorized share capital. Instead, approval of this proposal will only grant the Board the authority to issue shares in the manner originally permitted under our Articles of Association upon the terms below. Without this authorization, in each case where we issue shares for cash, we would first have to offer those shares on the same or more favorable terms to all of our existing shareholders. This requirement could cause delays in the completion of acquisitions and capital raising for our business. Granting this authority would not exempt the Company from applicable NASDAQ requirements to obtain shareholder approval prior to certain share issuances, generally at or greater than 20%.

As required under Irish law, the resolution is a special resolution that requires the affirmative vote of at least 75% of the votes cast.

The text of the resolution in respect of this proposal is as follows:

"RESOLVED, that, as a special resolution, subject to the passing of the resolution in respect of Proposal No. 4 as set out above and with effect from the passing of this resolution, the directors be and are hereby empowered pursuant to section 1023 of the Companies Act 2014 to allot equity securities (as defined in section 1023 of that Act) for cash, pursuant to the authority conferred by Proposal No. 4 as if sub-section (1) of section 1022 of that Act did not apply to any such allotment, provided that this power shall be limited to:

a.
the allotment of equity securities in connection with a rights issue in favor of the holders of ordinary shares (including rights to subscribe for, or convert into, ordinary shares) where the equity securities respectively attributable to the interests of such holders are proportional (as nearly as may be) to the respective numbers of ordinary shares held by them (but subject to such exclusions or other arrangements as the directors may deem necessary or expedient to deal with fractional entitlements that would otherwise arise, or with legal or practical problems under the laws of, or the requirements of any recognized regulatory body or any stock exchange in, any territory, or otherwise);
b.
the allotment (otherwise than pursuant to sub-paragraph (a) above) of equity securities up to an aggregate nominal value of $6,054.98 (19,876,164 shares) (being equivalent to approximately 20% of the aggregate nominal value of the issued ordinary share capital of the Company as of March 17, 2025 (the latest practicable date before this Proxy Statement)); and the authority conferred by this resolution shall expire 18 months from the passing of this resolution, unless previously renewed, varied or revoked; provided that the Company may make an offer or agreement before the expiry of this authority, which would or might require any such securities to be allotted after this authority has expired, and in that case, the directors may allot equity securities in pursuance of any such offer or agreement as if the authority conferred hereby had not expired."

The Board of Directors unanimously recommends a vote “FOR” the resolution to grant the Board authority to opt out of statutory pre-emption rights under Irish law.

106 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Additional Information

Security Ownership of Certain Beneficial Owners and Management

The following tables show the number of shares beneficially owned as of March 17, 2025, unless otherwise indicated:

•
by each shareholder known to us to beneficially own 5% or more of our outstanding shares (based solely on the Company’s review of such shareholders’ beneficial ownership filings with the SEC);
•
by each of our current directors and director nominees;
•
by each NEO listed in the Summary Compensation Table; and
•
by each of our current directors, director nominees and executive officers as a group.

The amounts and percentages of our shares beneficially owned are calculated in accordance with Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of that security, or investment power, which includes the power to dispose of or to direct the disposition of that security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days following March 17, 2025 (i.e., May 16, 2025).

5% Beneficial Owners

Name and Address	Number of Shares Beneficially Owned	Percent Beneficially Owned (1)
The Vanguard Group (2) 100 Vanguard Blvd. Malvern, PA 19355	11,617,466	11.69%
BlackRock, Inc. (3) 50 Hudson Yards New York, NY10001	10,399,659	10.46%
Massachusetts Financial Services Company (4) 111 Huntington Avenue Boston, MA 02199	6,483,822	6.52%

(1)
Percentage is based on 99,380,821 shares outstanding as of March 17, 2025.
(2)
According to the most recently filed Schedule 13G/A filed by The Vanguard Group with the SEC on February 13, 2024, the amount beneficially owned as of December 29, 2023 includes: 131,190 shares over which there is shared voting power; 11,177,156 shares over which there is sole dispositive power; and 440,310 shares over which there is shared dispositive power.
(3)
According to the most recently filed Schedule 13G/A filed by BlackRock, Inc. with the SEC on February 7, 2024, the amount beneficially owned as of January 31, 2024 includes: 9,618,576 shares over which there is sole voting power and 10,399,659 shares over which there is sole dispositive power.
(4)
According to the most recently filed Schedule 13G/A filed by Massachusetts Financial Services Company with the SEC on February 13, 2025, the amount beneficially owned as of December 31, 2024 includes: 6,046,242 shares over which there is sole voting power and 6,483,822 shares over which there is sole dispositive power.

107 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Additional Information (continued)

Directors, Director Nominees, Named Executive Officers and Other Executive Officers

Name and Address (1)	Number of Shares Beneficially Owned (2)	Percent Beneficially Owned
Dame Inga Beale (3)	1,966	*
Fumbi Chima (3)	2,965	*
Stephen Chipman (3)	1,390	*
Michael Hammond (3)	1,966	*
Carl Hess (4)	103,514	*
Jacqueline Hunt (3)	1,390	*
Paul Reilly (3) (5)	1,751	*
Michelle Swanback (3)	1,966	*
Paul Thomas (3)	13,643	*
Fredric Tomczyk (3)	1,390	*
Lucy Clarke	2,732
Matthew Furman (6)	36,461	*
Adam Garrard (7)	7,365	*
Julie Gebauer (8)	72,366	*
Andrew Krasner (9)	17,287	*
All of our Current Directors, Director Nominees, NEOs and Other Executive Officers (20 persons) (10)	317,228	*

* Less than 1%.

(1)
The address of each of the listed persons is c/o Willis Towers Watson Public Limited Company, Elm Park, Merrion Road, Dublin 4, Ireland.
(2)
The number of shares for which the directors and executive officers are deemed to have a beneficial interest includes RSUs that will vest on or before May 16, 2025 as indicated in the following notes. These shares, however, are not deemed outstanding for purposes of computing percentage of beneficial ownership of any other person.
(3)
The beneficial ownership of each of the non-employee directors includes time-based RSUs that vest on May 15, 2025 as follows: the ownership of each of Dame Inga Beale, Mr. Chipman, Mr. Hammond, Ms. Hunt, Mr. Reilly, Ms. Swanback and Mr. Tomczyk includes 858 time-based RSUs; Ms. Chima's ownership includes 1,345 time-based RSUs; and Mr. Thomas’s ownership includes 1,248 time-based RSUs.
(4)
Mr. Hess's beneficial ownership includes 42,224 time-based RSUs that vest on April 1, 2025.
(5)
Mr. Reilly's beneficial ownership includes 48 shares indirectly held through a revocable trust.
(6)
Mr. Furman's beneficial ownership includes 5,319 time-based RSUs that vest on April 1, 2025.
(7)
Mr. Garrard's beneficial ownership includes 7,349 time-based RSUs that vest on April 1, 2025.
(8)
Ms. Gebauer's beneficial ownership includes 7,372 time-based RSUs that vest on April 1, 2025 and 1,068 shares indirectly held through irrevocable family trusts.
(9)
Mr. Krasner's beneficial ownership includes 9,630 time-based RSUs that vest on April 1, 2025 and 7,656 shares indirectly held through a revocable trust.
(10)
Includes 288,805 ordinary shares that all NEOs and other executive officers as a group have or will have the right to acquire pursuant to share awards that will become vested within 60 days following March 17, 2025 (i.e., May 16, 2025).

108 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Additional Information (continued)

Incorporation by Reference

To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any other filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, the sections of this Proxy Statement entitled “Human Capital and Compensation Committee Report” and “Audit Committee Report,” to the extent permitted by SEC rules shall not be deemed to be so incorporated, unless specifically otherwise provided in such filing.

Information about the Proxy Materials and the 2025 AGM

Why am I receiving these materials?

We are making this Proxy Statement available to you on or around March 28, 2025 because the Board is soliciting your proxy to vote at Willis Towers Watson’s 2025 AGM to be held on Thursday, May 15, 2025 at 8:00 am IST. The information provided in this Proxy Statement is for your use in deciding how to vote on the proposals described herein.

This Proxy Statement and the below documents are available at www.proxyvote.com and on the Company’s website at www.wtwco.com. You may access the proxy materials and voting instructions via the Internet by following the instructions in the Notice of Internet Availability.

•
Our Notice of the 2025 AGM and Notice of Internet Availability of Proxy Materials;
•
Our Annual Report on Form 10-K, which includes financial statements for the fiscal year ended December 31, 2024; and
•
Our Irish Statutory Accounts for the period ended December 31, 2024, and the reports of the directors and auditors thereon.

You have the right to request paper copies of the proxy materials, free of charge, regardless of whether you are a record or beneficial owner of shares. Shareholders of record may request paper copies by contacting the Company Secretary or by following the instructions contained in the notice. If you hold shares through brokers, banks or other nominees, you should receive written instructions on how to request paper copies of the proxy materials if you so desire. We recommend that you contact your broker, bank or other nominee if you do not receive these instructions along with the Company’s proxy materials.

Why are there two sets of financial statements covering the same period?

Under applicable U.S. securities laws, we are required to send to you our financial statements for the fiscal year ended December 31, 2024. Under Irish company law, we are also required to provide you with our Irish Statutory Accounts for the year ended December 31, 2024, including the reports of our directors and auditors thereon, which accounts have been prepared in accordance with Irish law. Both sets of financial statements are available at www.proxyvote.com and on the Company’s website at www.wtwco.com and, if you request, a copy will be delivered to you. The Irish Statutory Accounts will also be presented at the 2025 AGM.

Does the Company “household” delivery of proxy materials?

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy materials for those shareholders receiving the proxy materials by mail. This means that only one copy of the proxy materials may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of the proxy materials to you if you send a request to the Company Secretary at corporatesecretary@wtwco.com. If you would like to receive separate copies of the proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact the Company Secretary at (212) 915-8888 or corporatesecretary@wtwco.com.

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 109

2024 YEAR-END PROXY STATEMENT

Additional Information (continued)

Who is entitled to vote?

Holders of our shares, as recorded in our share register on March 17, 2025, may vote at the meeting. As of March 17, 2025, the record date, there were 99,380,821 shares outstanding and entitled to vote. Holders are entitled to one vote per share.

How do proxies work?

The Company’s Board is asking for your proxy. Giving us your proxy means you authorize us to vote your shares at the meeting, or at any postponement or adjournment of the meeting, in the manner you direct. You may vote for or against the proposals or abstain from voting. You may also vote for all, some or none of the directors seeking election.

If you sign and return the enclosed proxy card but do not specify how to vote, we will vote your shares for all proposals in accordance with the recommendations made by the Board.

If your shares are held in an account with a broker, bank or other nominee, this institution is considered the shareholder of record and you are considered the “beneficial shareholder” of those shares. In this case, your broker or bank (or its agent) or other nominee has forwarded the proxy materials and separate voting instructions to you. Because you are not the shareholder of record, you may not vote your shares in person at the AGM unless you obtain a valid proxy from the broker, bank or other nominee that holds your shares, giving you the right to vote the shares in person at the meeting. As the beneficial owner of the shares, you have the right to direct your broker, bank or other nominee how to vote your shares by following the voting instructions provided to you with the proxy materials.

Under relevant NASDAQ rules, if you do not instruct your broker how to vote, your broker will only be able to vote your shares with respect to “routine” matters. The only routine matters are the ratification of the appointment of the Company’s independent auditors (Proposal No. 2) and, under Irish law, granting the Board authority to issue shares (Proposal No. 4) and to opt out of statutory pre-emption rights (Proposal No. 5). Broker discretionary voting is not permitted for any of the other proposals because they are “non-routine” matters.

As of the date hereof, we do not know of any other business that will be presented at the meeting. If other business shall properly come before the meeting or any adjournment or postponement thereof, your proxy gives the person or persons named in the proxy the authority to vote on the matter in accordance with the recommendation of our Board.

How do I vote?

We recommend that you vote in advance of the AGM even if you expect to attend in person.

If you are a registered shareholder (i.e., a shareholder who holds shares directly with our transfer agent, Computershare), you can vote through the following ways:

•
Via the Internet: To vote by Internet, go to www.proxyvote.com and use the control number you were provided on your proxy card or Notice of Internet Availability. You will need to follow the instructions on the website.
•
By Mail: If you received a paper copy of the proxy materials in the mail, you may mark, sign, date and mail your proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, before the commencement of the meeting. If you sign and return your proxy card, but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board.
•
In Person: Attend the AGM in Dublin, Ireland, or send a personal representative with an appropriate proxy to vote by poll card at the meeting. For information on how to attend the AGM, please see “What do I need in order to be admitted to the AGM?” below.

If you are a beneficial shareholder (i.e., your shares are held in the name of a bank, broker or other holder of record, sometimes referred to as holding shares “in street name”), you will receive instructions from the holder of record that you must follow in order to vote your shares. If you wish to vote in person at the AGM, you must obtain a legal proxy from the

110 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Additional Information (continued)

bank, broker or other holder of record that holds your shares, and bring it, or other evidence of share ownership, with you to the meeting. For further information on how to attend the AGM, please see “What do I need in order to be admitted to the AGM?” below.

We encourage our shareholders to vote by proxy prior to 4:59 a.m. IST on May 15, 2025. With respect to shares held through a Company employee share plan, shareholders must vote by proxy prior to 4:59 a.m. IST on May 11, 2025. Shareholders who are unable to attend the AGM, but would like to ask questions they would have otherwise asked, are encouraged to reach out through other ordinary course channels, including reaching out to the Head of Investor Relations or the Company Secretary.

If I vote and then want to change or revoke my vote, may I?

If you are a registered shareholder (i.e., a shareholder who holds shares directly with our transfer agent, Computershare), you may revoke your proxy at any time before the meeting by submitting a new proxy with a later date, by a later telephone or Internet vote, by voting in person at the meeting, or by notifying our Company Secretary. Mere attendance at the meeting will not revoke a proxy which was previously submitted to the Company. Written revocations to the Company Secretary should be received by 4:59 a.m. IST on May 15, 2025 and should be directed to corporatesecretary@wtwco.com.

If you are a beneficial shareholder (i.e., your shares are held in the name of a bank, broker or other holder of record, sometimes referred to as holding shares “in street name”), follow the voting instructions provided to you with this Proxy Statement to determine how you may change your vote. Executors, administrators, trustees, guardians, attorneys and other representatives should indicate the capacity in which they are signing and corporations should sign by an authorized officer whose title should be indicated.

What do I need in order to be admitted to the AGM?

Only the Company’s shareholders, their proxy holders, the Company’s directors, the Company’s auditors and the Company’s guests may attend the meeting.

All shareholders of record on March 17, 2025 may attend the 2025 AGM in person even if such shareholders have already submitted a proxy. For admission to the meeting, shareholders of record must bring proof of identification and address. Those who have beneficial ownership of shares held by a bank, brokerage firm or other nominee should bring account statements or letters from their banks, brokers or other nominee showing that they owned Willis Towers Watson shares as of March 17, 2025.

The AGM will be held at Carton House, Carton Demesne, Maynooth, Co. Kildare, W23 TD98, Ireland on May 15, 2025. Registration will begin at 7:30 a.m. IST and the meeting will begin at 8:00 a.m. IST.

What is the recommendation of the Board on each proposal scheduled to be voted on at the meeting? How do the Board and executive officers intend to vote with respect to the agenda items?

The Company’s Board recommends that you vote FOR each of the proposals scheduled to be voted on at the meeting and our directors and executive officers have indicated that they intend to vote their shares in accordance with the Board’s recommendations.

Who is paying the costs of soliciting this proxy?

The cost of this proxy solicitation is borne directly by the Company. Morrow Sodali LLC has been retained to assist in the proxy solicitation at a base fee of approximately $17,000 plus expenses. In addition to solicitation of proxies by mail, proxies may be solicited personally, by telephone, by e-mail and by facsimile by the Company’s directors, officers and other employees. Such persons will receive no additional compensation for such services. The Company will also request

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 111

2024 YEAR-END PROXY STATEMENT

Additional Information (continued)

that brokers and other nominees forward soliciting material to the beneficial owners of shares which are held of record by them, and will pay the necessary expenses.

What is the quorum required for the AGM?

In order to carry on the business of the meeting, we must have a quorum. Under our Articles of Association, a quorum is reached when shareholders holding at least 50% of our issued and outstanding shares are present in person or by proxy and entitled to vote.

What vote is required for approval of each proposal and what is the effect of broker non-votes and abstentions?

The voting standards applicable to the 2025 AGM are as follows:

Proposal		Vote Requirement

1.	Elect Nine Persons Named in the Accompanying Proxy Statement to Serve as Directors for a One-Year Term until the Next AGM	Majority of votes cast
2.	Ratify the Appointment of the Independent Auditors in an Advisory (Non-binding) Vote and Fix the Independent Auditors’ Remuneration in a Binding Vote	Majority of votes cast
3.	Approve Named Executive Officer Compensation in an Advisory (Non-binding) Vote	Majority of votes cast
4.	Grant the Board Authority to Issue Shares under Irish Law	Majority of votes cast
5.	Grant the Board Authority to Opt Out of Statutory Pre-emption Right under Irish Law	75% of the votes cast

Abstentions and broker non-votes, though counted for the purposes of determining that a quorum is present, will not be counted as votes cast and therefore will have no effect. A broker non-vote is a proxy submitted by a broker where the broker fails to vote on behalf of a client on a particular matter because the broker was not instructed by the beneficial owner when such instruction is required by NASDAQ with respect to such matter.

Who will count the votes and certify the results?

American Election Services has been appointed as the independent Inspector of Election and will count the votes, determine whether a quorum is present, evaluate the validity of proxies and ballots and certify the results of the voting.

Who is your transfer agent?

Our transfer agent is Computershare. All communications concerning accounts of shareholders of record, including address changes, name changes, inquiries as to requirements to transfer shares and similar issues, can be handled by calling toll-free (800) 522-6645 (U.S.) or (201) 680-6578 (outside the U.S.) or by accessing the website at www.computershare.com/investor.

112 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2024 YEAR-END PROXY STATEMENT

Shareholder and Other Proposals for the 2026 AGM

Deadline for nominations for election to the Board under the Company’s advance notice or proxy access provision:	Between October 29, 2025 and November 28, 2025

Deadline for shareholder proposals under Rule 14a-8 under the Exchange Act for inclusion in the Proxy Statement:	November 28, 2025

Date beyond which the Company is able to confer discretionary authority to vote on shareholder proposals outside of Rule 14a-8 on its appointees:	February 11, 2026

When a shareholder wants to nominate a person for election to the Board at the Company’s Annual General Meeting, the shareholder must provide advance notice to the Company in accordance with our Articles of Association. Notice of shareholder nominations for election at the 2026 Annual General Meeting of Shareholders (whether to be included or not in the Company’s proxy materials for the meeting) must be received by the Company Secretary no earlier than October 29, 2025 and no later than November 28, 2025. Shareholders should consult our Articles of Association for the various procedural, informational and other requirements applicable to such nominations.

A copy of the Company’s Memorandum and Articles of Association can be obtained from the Company Secretary on request or can be found in the “Investor Relations — Corporate Governance” section of our website at www.wtwco.com. A shareholder may also propose an individual to the Governance Committee for its consideration as a nominee for election to the Board by writing to the Company Secretary at corporatesecretary@wtwco.com.

The Governance Committee will consider the shareholder’s nominee proposal in accordance with the selection process and specific qualification standards as set out in the Company’s Corporate Governance Guidelines.

Shareholders who wish to present a proposal under Rule 14a-8 under the Exchange Act and have it considered for inclusion in the Company’s proxy materials for the 2026 Annual General Meeting of Shareholders must submit such proposal in writing to the Secretary of the Company on or before November 28, 2025.

Shareholders who wish to present a proposal at the 2026 Annual General Meeting that has not been included in the Company’s proxy materials must submit such proposal (other than a nomination for election discussed above) in writing to the Company Secretary. If such notice is received by the Secretary on or after February 11, 2026, SEC rules permit the Company to confer discretionary authority to vote on such proposals on persons appointed as proxies on behalf of the Company.

The Company’s Articles of Association and the 2014 Act contain further requirements relating to the timing and content of the notice which shareholders must provide to the Company for any nomination or matter to be properly presented at a shareholders’ meeting.

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 113

2024 YEAR-END PROXY STATEMENT

Disclaimer Regarding Forward-Looking Statements

We have included in this document ‘forward-looking statements’ within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations or certain considerations relating to our future results. All statements, other than statements of historical facts, that address activities, events or developments that we expect or anticipate may occur in the future, including such things as: our outlook; the potential impact of natural or man-made disasters like health pandemics and other world health crises; future capital expenditures; ongoing working capital efforts; future share repurchases; financial results (including our revenue, costs or margins) and the impact of changes to tax laws on our financial results; existing and evolving business strategies; our ability to execute strategic transactions, including both acquisitions and dispositions, including our ability to receive adequate consideration or any earnout proceeds in return for any dispositions or integrate or manage acquired businesses or effect internal reorganizations; incremental risks relating to the transitional arrangements in effect subsequent to our previously-completed sale of TRANZACT; demand for our services and competitive strengths; strategic goals; the benefits of new initiatives; growth of our business and operations; the sustained health of our product, service, transaction, client, and talent assessment and management pipelines; our ability to successfully manage ongoing leadership, organizational and technology changes, including investments in improving systems and processes; our recognition of future impairment charges; and plans and references to future successes, including our future financial and operating results, short-term and long-term financial goals, plans, objectives, expectations and intentions, including with respect to free cash flow generation, adjusted net income, adjusted operating margin and adjusted earnings per share, are forward-looking statements. Also, when we use words such as ‘may’, ‘will’, ‘would’, ‘anticipate’, ‘believe’, ‘estimate’, ‘expect’, ‘intend’, ‘plan’, ‘continues’, ‘seek’, ‘target’, ‘goal’, ‘focus’, ‘probably’, or similar expressions, we are making forward-looking statements. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. All forward-looking disclosure is speculative by its nature.

A number of risks and uncertainties that could cause actual results to differ materially from the results reflected in these forward-looking statements are identified under ‘Risk Factors’ in Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and updated subsequent filings with the SEC. These statements are based on assumptions that may not come true and are subject to significant risks and uncertainties.

Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. Given the significant uncertainties inherent in the forward-looking statements, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved.

Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless the securities laws require us to do so. With regard to these risks, uncertainties and assumptions, the forward-looking events discussed in this document may not occur, and we caution you against unduly relying on these forward-looking statements.

114 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY C/O PROXY SERVICES P.O. BOX 9142 FARMINGDALE, NY 11735 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 4:59 a.m. IST on May 15, 2025, or until 4:59 a.m. IST on May 11, 2025 with respect to shares held through a Company employee share plan. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 4:59 a.m. IST on May 15, 2025, or until 4:59 a.m. IST on May 11, 2025 with respect to shares held through a Company employee share plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V67901-P26232 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 1. Elect directors. 1a. Dame Inga Beale 1b. Fumbi Chima 1c. Stephen Chipman 1d. Michael Hammond 1e. Carl Hess 1f. Jacqueline Hunt 1g. Paul Reilly 1h. Michelle Swanback 1i. Fredric Tomczyk 2. Ratify, on an advisory basis, the appointment of (i) Deloitte & Touche LLP to audit our financial statements and (ii) Deloitte Ireland LLP to audit our Irish Statutory Accounts, and authorize, in a binding vote, the Board, acting through the Audit Committee, to fix the independent auditors’ remuneration. For Against Abstain 3. Approve, on an advisory basis, the named executive officer compensation. 4. Grant the Board authority to issue shares under Irish law. 5. Grant the Board authority to opt out of statutory pre-emption rights under Irish law. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting: The Annual Report on Form 10-K, Notice and Proxy Statement and Irish Statutory Accounts are available at www.proxyvote.com. V67902-P26232 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY FOR THE 2025 ANNUAL GENERAL MEETING OF SHAREHOLDERS ON MAY 15, 2025 The undersigned being a shareholder of Willis Towers Watson Public Limited Company (the "Company") hereby appoints Mr. Paul Thomas and, if Mr. Paul Thomas is not present, any member of the Board of Directors (the "Board") and, if a member of the Board is not present, any member of senior management of the Company nominated by the Board, with full power of substitution, for and in the name of the undersigned, to vote all ordinary shares, nominal value U.S. $0.000304635 per share, of the Company, that the undersigned would be entitled to vote if personally present at the 2025 Annual General Meeting of Shareholders, to be held in Maynooth, Ireland and at any adjournment or postponement thereof, upon the matters described in the Notice of the 2025 Annual General Meeting of Shareholders and Proxy Statement, receipt of which is hereby acknowledged, subject to any direction indicated on the reverse side of this card and upon any other business that may properly come before the meeting or any adjournment thereof, hereby revoking any proxy heretofore executed by the undersigned to vote at said meeting. THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS IN ACCORDANCE WITH THE BOARD'S RECOMMENDATIONS. Continued and to be signed on reverse side